EXHIBIT 10.J.

                             RENEWAL MORTGAGE NOTE
                             ---------------------


$156,978,523.36                                              As of June 16, 1995

          FOR VALUE RECEIVED, MARRIOTT HOTEL PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership, having an address c/o Host Marriott Corporation, 10400 Fernwood Road, Bethesda, Maryland 20817 ("Maker"), promises to pay to the order of THE SANWA BANK LIMITED ("Payee"), acting by and through its New York Branch, on June 16, 2000 (the "Repayment Date") at 55 East 52nd Street, New York, New York 10055, or at such other place as may be designated in writing by the holder of this Renewal Mortgage Note, the aggregate principal amount of ONE HUNDRED FIFTY-SIX MILLION NINE HUNDRED SEVENTY-EIGHT THOUSAND FIVE HUNDRED TWENTY-THREE AND 36/100 DOLLARS ($156,978,523.36) or, if less, the aggregate principal amount hereof then outstanding (the "Principal Amount"). Maker further promises to pay interest as hereinafter set forth. The capitalized terms used and not otherwise herein defined shall have the respective meanings assigned thereto in that certain Amended and Restated Term Loan Agreement dated as of June 16, 1995 between the Maker and the Payee (as amended, modified or supplemented, the "Loan Agreement"). In the event of any inconsistency between the Loan Agreement and this Renewal Mortgage Note, the Loan Agreement shall govern.

          This Renewal Mortgage Note is given as a renewal of the unpaid principal obligations under that certain mortgage note, dated January 12, 1993, in the principal amount of $180,087,250.92, made by Maker to the order of Payee, which mortgage note is attached hereto.

          This Renewal Mortgage Note is secured by, among other things, an Amended and Restated Mortgage and Security Agreement dated as of June 16, 1995 (the "Mortgage") between Maker and Payee covering Maker's fee simple estate in land and improvements located in the County of Orange and State of Florida and more particularly described in Exhibit B to the Mortgage.

          The Principal Amount plus all unpaid interest accrued thereon together with all other amounts owed under this Renewal Mortgage Note and the other Loan Documents shall become immediately due and payable, at the option of Payee, upon the occurrence of any Event of Default under and as defined in the Loan Agreement.

          Maker shall pay interest on the outstanding principal amount hereof at the rates per annum and on the dates set forth in or established by the Loan Agreement and as calculated therein. All indebtedness outstanding under this Renewal Mortgage Note shall bear interest (computed in the same manner as interest on this Renewal Mortgage Note prior to maturity) after maturity by acceleration or otherwise, at the rate set forth in Section
2.6 of the Loan Agreement, and all such interest shall be payable on demand.

          Maker promises to pay, without setoff or deduction, to the order of Payee at the place designated in the first paragraph, semi-annual payments of principal as follows:

                         Amount              Payment Date
                         ------              ------------
                      $4,000,000           December 16, 1995
                      $4,000,000           June 16, 1996
                      $3,500,000           December 16, 1996
                      $3,500,000           June 16, 1997
                      $3,500,000           December 16, 1997
                      $3,500,000           June 16, 1998
                      $2,000,000           December 16, 1998
                      $2,000,000           June 16, 1999
                      $2,000,000           December 16, 1999
                      $2,000,000           June 1, 2000

          The Principal Amount and all accrued and unpaid interest and all other sums, if any, then due under the Loan Agreement shall be due and payable in full on the Repayment Date.

          Maker may prepay, in whole or in part, the Principal Amount in the amounts and terms provided for such prepayments under Section 2.4(a) of the Loan Agreement and shall prepay, as required in whole or in part, all or a portion of the Principal Amount in the amounts and terms provided for such prepayments under Section 2.4(b) of the Loan Agreement.

          Maker and all endorsers, sureties and guarantors hereby jointly and severally waive presentment for payment, demand, notice of demand, notice of nonpayment or dishonor, protest and notice of protest of this Renewal Mortgage Note, and they agree that the liability of each of them shall be without regard to the liability of any other party, and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver of modification granted or consented to by the holder hereof (other than by the terms hereof). Maker and all endorsers, sureties and guarantors consent to any and all extensions of time, renewals, waivers or modifications that may be granted by the holder hereof with respect to the payment or other provisions of this Renewal Mortgage Note, and to the release of the collateral or any part thereof, with or without substitution, and agree that additional makers, endorsers, guarantors or sureties may become parties to this Renewal Mortgage Note without notice to them or affecting their liability under this Renewal Mortgage Note.

          Payee's acceptance of any amount paid after the occurrence and during the continuance of an Event of Default without itself curing said default shall not operate as a waiver of such default nor a continuing waiver of any subsequent default.

          All payments of interest, principal and other sums due and payable hereunder shall be made in lawful money of the United States of America by wire transfer of same day funds to The Sanwa Bank Limited, New York Branch, 55 East 52nd Street, New York, New York 10055, by credit of Federal or other immediately available funds satisfactory to Payee wired to the Payee ABA #026-00-9823 with designation of what such payment is for, or to any other office, branch or affiliate of Payee hereafter selected and notified to Maker from time to time by Payee. All payments of principal and interest on this Renewal Mortgage Note shall be made to Payee in such funds not later than 3:00 p.m. New York City time on the date such payment is due. Any payment received after 3:00 p.m. shall be deemed received by Payee on the following Business Day.

          The failure of Payee to exercise the option for acceleration following any Event of Default, or to exercise any other option or remedy granted to it under the Loan Agreement, the Mortgage or any other Loan Document in any one or more instances, or the acceptance by Payee of partial payments or partial performance, shall not constitute a waiver of any such default, but such options shall remain continuously in force while such default is outstanding. Acceleration of maturity, once claimed hereunder by Payee, may, at the option of Payee, be rescinded by written acknowledgment to that effect, but the tender and acceptance of partial payment or partial performance alone shall not in any way affect or rescind such acceleration of the Repayment Date.

          The remedies of the holder hereof as provided in the Loan Documents shall be cumulative and concurrent, and may be pursued singly, successively or together at the sole discretion of the holder hereof, and may be exercised as often as occasion therefor shall occur; and the delay, omission or failure to exercise any such right, privilege or remedy under this Renewal Mortgage Note shall in no event impair such right, privilege or power or be construed as a waiver or release of any default or acquiescence therein. Any single or partial exercise of any right, privilege or power shall not preclude any other or further exercise thereof or the exercise of any other right, privilege or power. Nothing herein contained shall be construed as limiting the holder of this Renewal Mortgage Note to the remedies mentioned above.

          Maker hereby waives and releases, to the extent permitted by law, any benefits that might accrue to Maker by virtue of any present or future laws exempting the Mortgaged Property (as defined in the Mortgage) or any other property, real or personal, or any part of the proceeds arising from any sale of any such property, from attachment, levy or sale under execution, exemption from civil process or extension of time for payment; and Maker agrees that any property that may be levied upon pursuant to a judgment obtained by virtue of this Renewal Mortgage Note, or any writ of execution issued thereon, may be sold upon any such writ in whole or in part in any order desired by Payee.

          Notwithstanding any contrary provision of this Renewal Mortgage Note, it is hereby expressly agreed that except as provided in the remaining sentences of this paragraph, neither Maker, any partner in Maker, any legal representative, successor or assign of Maker or any such partner, nor any officer, director, shareholder of or partner in Maker or any such partner nor any other principal in Maker or in any partner in Maker, whether disclosed or undisclosed, shall have any personal liability for (i) the payment of any sum of money which is or may be payable hereunder or under any other Loan Document to which Maker is a party or (ii) the performance or discharge of any covenants or undertakings of Maker hereunder or under any of the Loan Documents, and in the event of any Event of Default or any default or event of default under any other Loan Document, Payee shall proceed solely against the Mortgaged Property and any other collateral given as security for payment hereof, and Payee shall not seek or claim recourse against Maker or any partner in Maker, any legal representative, successor or assign of Maker or any such partner or any officer, director, shareholder of or partner in Maker or any such partner or any other principal in Maker or in any partner in Maker, whether disclosed or undisclosed, for any deficiency or any personal judgment after a foreclosure of the lien of the Mortgage or the Assignment of Rents, or both, or for the performance or discharge of any covenants or undertakings of Maker hereunder or under the Loan Agreement or any other Loan Document. Notwithstanding the foregoing, nothing contained in this paragraph shall (a) impair the validity of the indebtedness evidenced hereby or in any way affect or impair the lien of the Mortgage or the right of any holder hereof or secured party under the Mortgage to foreclose the Mortgage following an Event of Default in accordance with
Section 3 thereof or prevent Payee or any holder hereof from exercising any rights or remedies under any of the Loan Documents or any of the other Related Documents against Maker, the Mortgaged Property or any other collateral or (b) relieve Maker or any partner in Maker of any personal liability for any loss, cost, expense, damage or liability, including, without limitation, reasonable attorney's fees and disbursements, suffered or incurred by Payee arising out of or resulting from (x) any representation or warranty contained in any of the Loan Documents made by Maker or any such partner having been false or incorrect in a material respect when made and having been made with fraudulent intent, (y) any amount distributed to any partner in Maker in violation of any provision of any of the Loan Documents or (z) fraud or breach of trust, including, but not limited to, misapplication of loan proceeds advanced hereunder or pursuant to the Loan Agreement or any insurance proceeds or condemnation awards or other sums which are part of the Mortgaged Property that may come into Maker's possession or control or (c) relieve Maker or any partner in Maker of any personal liability under the Environmental Indemnity. The provisions of this paragraph shall not, however, affect any separate guaranty or similar undertaking with respect to all or any part of the indebtedness evidenced hereby or any subsequent assumption of the obligations with respect to such indebtedness or the Mortgage.

          No reference in this Renewal Mortgage Note to, and no provisions of, any of the other documents or instruments herein described shall alter or impair the obligation of Maker to pay the principal of, and interest on, this Renewal Mortgage Note, at the time and place and at the rates and in the monies and funds described in this Renewal Mortgage Note, in accordance with the terms hereof.

          Notwithstanding anything to the contrary contained herein, Payee shall not charge, take or receive and Maker shall not be obligated to pay to Payee, any amounts constituting interest on the principal amount hereof in excess of the maximum rate permitted by applicable law.

          This Renewal Mortgage Note shall be governed by, and construed in accordance with, the laws of the State of New York.

          This Renewal Mortgage Note may not be modified or discharged orally, but only by an agreement in writing executed by the party against whom enforcement of any modification or discharge is sought.

          Whenever used herein the singular number shall include the plural and the plural shall include the singular, the use of any gender shall be applicable to all genders, and the words "Payee" and "Maker" shall be deemed to include the respective successors and assigns thereof.

          IN WITNESS WHEREOF, Maker intending to be legally bound by this Renewal Mortgage Note, has caused this Renewal Mortgage Note to be executed as of the day and year first above written.

                                        MARRIOTT HOTEL PROPERTIES LIMITED
                                        PARTNERSHIP

                                        By:  Hotel Properties Management, Inc.,
                                             General Partner, a Delaware
                                             corporation


                                        By:    /s/ Ted Middleton
                                             -----------------------------------
                                             Name:   Ted Middleton
                                             Title:  VP

                             AMENDED AND RESTATED

                              TERM LOAN AGREEMENT

                                BY AND BETWEEN

                 MARRIOTT HOTEL PROPERTIES LIMITED PARTNERSHIP

                                      AND

                            THE SANWA BANK LIMITED

                           ACTING BY AND THROUGH ITS
                                NEW YORK BRANCH

                           _________________________

                           Dated as of June 16, 1995

                           _________________________

                               TABLE OF CONTENTS
                               -----------------

                                   SECTION 1
                                  DEFINITIONS

Section 1.1  Definitions.............................................   1
Section 1.2  Certain Accounting Terms................................  10
Section 1.3  Other Definitional Terms................................  10

                                   SECTION 2
                                   THE LOAN

Section 2.1  Making of the Loan......................................  11
Section 2.2  Purpose of the Loan.....................................  11
Section 2.3  Repayment of the Loan...................................  11
Section 2.4  Prepayments of the Loan.................................  12
Section 2.5  Interest................................................  13
Section 2.6  Default Interest........................................  16
Section 2.7  Payments and Advances...................................  16
Section 2.8  Participations..........................................  17

                                   SECTION 3
                                OTHER PAYMENTS

Section 3.1  Other Payments..........................................  17

                                   SECTION 4
              CONDITIONS PRECEDENT TO EXTENSION OF REPAYMENT DATE

Section 4.1  Conditions to Extension of Repayment Date...............  19

                                   SECTION 5
                             OBLIGATIONS ABSOLUTE

Section 5.1  Obligations of the Borrower.............................  23

                                   SECTION 6
                        REPRESENTATIONS AND WARRANTIES

Section 6.1  Representations and Warranties of the...................  23

                                      (i)

                                   SECTION 7
                             AFFIRMATIVE COVENANTS

Section 7.1    Information........................................................ 27
Section 7.2    Discharge of Obligations; Liens.................................... 28
Section 7.3    Maintenance of Existence........................................... 29
Section 7.4    Access to Records.................................................. 29
Section 7.5    Furnishing Notice.................................................. 29
Section 7.6    Hotel Management Agreement......................................... 29
Section 7.7    Proceeds of the Loans.............................................. 30

                                   SECTION 8
                              NEGATIVE COVENANTS

Section 8.1    Consolidation, Mergers, Name Changes and Sales of Assets........... 30
Section 8.2    Place of Business.................................................. 30
Section 8.3    Incurrence of Indebtedness......................................... 30
Section 8.4    Purchase of Property............................................... 30
Section 8.5    Maintenance of Purpose............................................. 30
Section 8.6    Payments........................................................... 31
Section 8.7    Amendments to Agreements........................................... 31
Section 8.8    Other Activities................................................... 32

                                   SECTION 9
                               EVENTS OF DEFAULT

Section 9.1    Events of Default.................................................. 32

                                  SECTION 10
                            CONSEQUENCES OF DEFAULT

Section 10.1   Remedies........................................................... 35

                                     (ii)

                                   SECTION 11
                                 MISCELLANEOUS

Section 11.1   Amendments................................................... 36
Section 11.2   Notices...................................................... 36
Section 11.3   No Waiver.................................................... 37
Section 11.4   Continuing Obligation; Assignments and Participations........ 37
Section 11.5   Indemnification.............................................. 37
Section 11.6   Confidentiality.............................................. 38
Section 11.7   Liability of the Partners Limited............................ 38
Section 11.8   Application of Proceeds...................................... 39
Section 11.9   Counterparts................................................. 40
Section 11.10  Entire Agreement............................................. 40
Section 11.11  Governing Law................................................ 40
Section 11.12  Submission to Jurisdiction; Waiver of Jury Trial............. 40
Section 11.13  Waiver of Immunity........................................... 41
Section 11.14  Headings..................................................... 42
Section 11.15  Severability................................................. 42
Section 11.16  Waiver of Setoff............................................. 42

                                     (iii)

                   AMENDED AND RESTATED TERM LOAN AGREEMENT
                   ----------------------------------------

          THIS AMENDED AND RESTATED TERM LOAN AGREEMENT dated as of June 16, 1995 by and between MARRIOTT HOTEL PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership (the "Borrower"), and THE SANWA BANK LIMITED acting by and through its New York Branch (the "Bank"), sets forth the binding agreement of the parties.

                                     * * *

          The Borrower and the Bank are parties to a Term Loan Agreement dated January 12, 1993 (the "Existing Loan Agreement") pursuant to which the Bank made a loan to the Borrower in the principal sum of $180,087,250.92.

          The Borrower has requested that the Bank extend the final maturity of the loan under the Existing Loan Agreement and amend the Existing Loan Agreement and the other Loan Documents (as defined in the Existing Loan Agreement (such documents, together with the Existing Loan Agreement, the "Existing Loan Documents")) in certain other respects and the Bank is willing to do so on the terms and subject to the conditions of this Agreement.

          In consideration of the premises and the mutual obligations contained in this Agreement, the Borrower and the Bank hereby agree as follows:


                                  SECTION 1
                                 DEFINITIONS

          Section 1.1    Definitions.  The following capitalized expressions, as
                         -----------
used in this Agreement, have the following meanings (such meanings to be equally applicable to both the singular and the plural forms of such expressions):

     "Accountants" means Arthur Andersen & Co. L.L.P., or another nationally
      -----------
prominent firm of independent certified public accountants reasonably acceptable to the Bank, acting as accountants for the Borrower.

     "Accounts Receivable" means: all rights of the Borrower to payments which
      -------------------
are to be earned by performance under contracts in any way relating to or connected with the Hotel, now existing and hereafter arising; all accounts, notes, drafts, documents, chattel paper, contract rights, instruments, credit card receivables and other forms of claims, demands, and other receivables (including guest ledger receivables and room rental receivables), now existing or hereafter arising, of the Borrower for services performed, goods or rooms, premises or facilities leased, rented or hired and for goods sold in connection with, at or from the Hotel; and all proceeds of the foregoing, except for Extraordinary Revenues.

     "Additional Incentive Management Fees" has the meaning specified in the
      ------------------------------------
Hotel Management Agreement.

     "Affiliate" means, with respect to any Person, any other Person which,
      ---------
directly or indirectly, controls, is controlled by or is under common control with any such Person.

     "Agreement" means this Amended and Restated Term Loan Agreement, as the
      ---------
same may from time to time be amended, supplemented or modified in accordance with the terms hereof.

     "Annual Financial Statement" means the audited annual financial statements
      --------------------------
of the Borrower together with consolidating statements of operations for Lauderdale Beach Association used as the basis therefor, prepared in accordance with Section 9.04B of the Partnership Agreement and GAAP.

     "Architect's Contract" means the Agreement with Consultant by and between
      --------------------
Host Marriott and RTKL Associates, Inc. dated February 1, 1983, as amended.

     "Assignment of Architect's Contract" means the Amended and Restated
      ----------------------------------
Assignment of Architect's Contract dated as of June 16, 1995 from Host Marriott to the Bank.

     "Assignment of Contract" means the Amended and Restated Assignment of Hotel
      ----------------------
Management Agreement from the Borrower to the Bank and the Manager's consent thereto, each dated as of June 16, 1995.

     "Assignment of Rents" means the Amended and Restated Assignment of Leases,
      -------------------
Rents and Profits dated as of June 16, 1995 from the Borrower to the Bank, substantially in the form of Exhibit F, as the same may be amended, supplemented or modified from time to time in accordance with the terms thereof, pursuant to which the Borrower has assigned to the Bank all Accounts Receivable and all the rentals and other income received from the operation of the Hotel.

     "Bank" means The Sanwa Bank Limited, acting by and through its New York
      ----
Branch.

     "Beneficial Owner" means any Person who, directly or indirectly, through
      ----------------
any contract, arrangement, understanding relationship or otherwise, has or shares (i) the power to vote, or direct the voting of a Security or (ii) the power to dispose of, or direct the disposition of, such Security.

     "Breakage Costs" has the meaning specified in Section 2.4(c).
      --------------

     "Borrower" means Marriott Hotel Properties Limited Partnership, a Delaware
      --------
limited partnership.

     "Business Day" means every day other than a Saturday, Sunday and each day
      ------------
on which banks in New York, New York are authorized or required to close.

     "CHIPS" means the Clearing House Interbank Payment System of the New York
      -----
Clearing House Association.

     "Closing Date" means the date of execution and delivery of this Agreement,
      ------------
which shall be on October 31, 1995, unless otherwise agreed by the Borrower and the Bank.

     "Code" means the Internal Revenue Code of 1986, as hereafter amended and in
      ----
effect, or any successor legislation.

     "Contract Period" means at the option of the Borrower, a period of one
      ---------------
month or, with the consent of the Bank, one week, except that (a) any Contract Period that would end on a day other than an Eurodollar Business Day shall be extended to the next succeeding Eurodollar Business Day unless such Eurodollar Business Day falls in another calendar month, in which case such Contract Period shall end on the next preceding Eurodollar Business Day and (b) no Contract Period shall expire after the date that is three (3) Eurodollar Business Days prior to the last day of the Interim Period.

     "Control" "controlled by" or "under common control with" mean, for a
      -------   -------------      -------------------------
corporation, ownership, directly or indirectly, of outstanding voting stock entitling the holder thereof to elect a majority of the board of directors (irrespective of whether at the time stock of any other class or classes of such corporation shall or might have voting power by reason of the happening of any contingency); for a Person other than a corporation with ownership interests entitling the holder thereof to elect the equivalent of a board of directors, the ownership, directly or indirectly, of interests sufficient to elect the equivalent of a majority thereof; or, for any other Person, control by any other means.

     "Controlled Group" means all members of a controlled group of corporations
      ----------------
and all trades or businesses (whether or not incorporated) under common control which, together with any Person, are treated as a single employer under Section 414(b) or 414(c) of the Code.

     "Debt Service" means all amounts to be paid by the Borrower as interest or
      ------------
principal on the Loan.

     "Default" means any event or failure of any event or condition to occur
      -------
which constitutes or would constitute, after the giving of notice or lapse of time or both, an Event of Default.

     "Dollars" and the sign "$" shall mean such coin or currency of the United
      -------
States of America as is, at the relevant time, legal tender for the payment of public and private debts.

     "Domestic Rate" means for any period, a fluctuating interest rate equal for
      -------------
each day during such period to the weighted average of the rates on overnight Federal Funds transactions with members of the Federal Reserve System arranged by Federal Funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Bank from three Federal Funds brokers of recognized standing selected by the Bank.

     "Environmental Indemnity" means the Environmental Indemnity Agreement dated
      -----------------------
the Closing Date between the Borrower and the Bank, as the same may be amended, supplemented or modified from time to time in accordance with the terms thereof.

     "Equivalent Rate" means the rate per annum set forth in Section 2.5(b) on
      ---------------
the Closing Date.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as
      -----
amended, as now or hereafter in effect or any successor legislation.

     "Eurodollar Business Day" means a day other than a day on which commercial
      -----------------------
banks in the City of New York are authorized by law or official proclamation to close and which also is a day on which dealings in United States dollars are carried on in the London interbank market.

     "Eurodollar Rate" means the rate per annum of interest quoted by the Bank
      ---------------
at approximately 9:00 a.m. New York time three (3) Eurodollar Business Days prior to the first day of the relevant Contract Period representing the rate then offered to the Bank by leading banks in the London interbank market applicable to Dollar deposits for such Contract Period in an amount similar to the outstanding principal amount of the Loan, subject to availability as reasonably determined by the Bank.

     "Event of Default" has the meaning specified in Section 9.1.
      ----------------

     "Excluded Taxes" has the meaning specified in Section 3.1(c).
      --------------

     "Existing Loan Agreement" has the meaning specified in the preamble hereto.
      -----------------------

     "Existing Loan Documents" has the meaning specified in the preamble hereto.
      -----------------------

     "Extraordinary Revenues" means for any period, the proceeds received by or
      ----------------------
on behalf of the Borrower in such period otherwise than from ordinary operations, as permitted by this Agreement and the Mortgage, including: (i) sales or dispositions of assets of the Borrower other than in the ordinary course of operating the Hotel; (ii) damage recoveries and casualty insurance;
(iii) other insurance; (iv) income from and proceeds from sales of securities or other property acquired and held for investment; (v) condemnation awards or sales in lieu of and under the threat of permanent condemnation; (vi) capital contributions of partners of the Borrower; (vii) any litigation in connection with the Hotel; and (viii) distributions in respect of the Borrower's partnership interests under the Lauderdale Beach Association Partnership Agreement.

     "Financial Statements" means the Annual Financial Statements, the Quarterly
      --------------------
Financial Statements and the Periodic Reports.

     "FF&E Account" has the meaning specified in Section 7.1(f).
      ------------

     "GAAP" means generally accepted accounting principles in the United
      ----
States of America in effect from time to time.

     "General Partner" means Hotel Properties Management, Inc. (formerly known
      ---------------
as Marriott Hotel Properties, Inc.), a Delaware corporation, and its successors and permitted assigns, in its capacity as the general partner of the Borrower.

     "Governmental Authority" means any nation, government, state or political
      ----------------------
subdivision of any thereof, including without limitation any monetary authority, central bank or its equivalent, any court or any other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

     "Host Marriott" means Host Marriott Corporation, a Delaware corporation.
      -------------

     "Hotel" means the hotel currently bearing the name "Marriott's Orlando
      -----
World Center Resort and Convention Center", located on the Site, including the Land and the Improvements and the other property included in the Mortgaged Property, as each such term is defined in the Mortgage.

     "Hotel Management Agreement" means the Amended and Restated Hotel
      --------------------------
Management Agreement dated as of October 25, 1985 between the Borrower and the Manager, as the same may from time to time be amended, supplemented or modified in accordance with the terms thereof and of the other Related Documents.

     "Incentive Management Fees" has the meaning specified in the Hotel
      -------------------------
Management Agreement.

     "Indebtedness" means, as to any Person, the sum of the following (without
      ------------
duplication): (i) all obligations of such Person for borrowed money, all obligations evidenced by bonds, debentures, notes or other similar instruments and all securities issued by such Person providing for mandatory payments of money, whether or not contingent; (ii) all obligations of such Person pursuant to revolving credit agreements or similar arrangements (which obligations shall be deemed to equal the maximum commitment of the lenders, thereunder, whether currently outstanding or undrawn and available); (iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business; (iv) all obligations of such Person as lessee under capital leases; (v) all obligations of such Person to purchase securities (or other property) which arise out of or in connection with the sale of the same or substantially similar securities or property; (vi) all obligations whether contingent or not of such Person to reimburse any Person in respect of amounts paid under a letter of credit or similar instrument; (vii) all interest rate and currency swap and similar agreements obligating such Person to make payments, whether periodically or upon the happening of a contingency; (viii) all Indebtedness of others secured by a Lien on any asset of such Person, whether or not such Indebtedness is assumed by such Person; and (ix) all guarantees by such Person of or with respect to the Indebtedness of another Person.

     "Interim Interest Rate" has the meaning specified in Section 2.5(a).
      ---------------------

     "Interim Period" has the meaning specified in Section 2.5(a).
      --------------

     "Interest Payment Date" means the sixteenth day of each March, June,
      ---------------------
September and December of each year during the term of the Loan and June 1, 2000, provided that (i) any Interest Payment Date that would otherwise fall on a day that is not a Business Day shall instead fall on the next succeeding Business Day.

     "Interest Shortfall" means the sum of the present values of each Quarterly
      ------------------
Interest Shortfall during the Yield Maintenance Period determined by discounting at the Treasury Yield used in determining the Quarterly Interest Shortfalls.

     "Lauderdale Beach Association Partnership Agreement" means the Amended and
      --------------------------------------------------
Restated Partnership Agreement of Lauderdale Beach Association dated as of July 1, 1986 between the Borrower and R/V-C Association, as the same may from time to time be amended, supplemented or modified in accordance with the terms thereof.

     "Lease" means the Lease Agreement by and between Lauderdale Beach
      -----
Association and Marriott Hotel Services, Inc. (formerly known as San Francisco Marriott, Inc.) dated as of October 26, 1984, as the same may from time to time be amended, supplemented or modified in accordance with the terms thereof and hereof.

     "Lien" means, with respect to any asset of any Person, any mortgage, deed
      ----
of trust, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, including, without limitation, any right or arrangement with any creditor to have its claim satisfied out of such asset, or the proceeds therefrom, prior to the general unsecured creditors of the owner thereof. For the purposes of this Agreement and the other Related Documents, such Person shall be deemed to own subject to a Lien any asset that it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

     "Loan" means the aggregate principal amount advanced by the Bank to the
      ----
Borrower under this Agreement or under the Loan Documents, or where the context requires, the amount thereof then outstanding.

     "Loan Documents" means this Agreement, the Manager's Letter Agreement, MI
      --------------
Guaranty Agreement, the Environmental Indemnity, the Mortgage, the Mortgage Note, the

Assignment of Rents, the Assignment of Contract and the Assignment of Architect's Contract and all other instruments, documents and agreements executed in connection with this Agreement.

     "Manager" means Marriott International, Inc. (formerly known as Marriott
      -------
Hotels, Inc.), a Delaware corporation.

     "Manager's Letter Agreement" means the Amended and Restated Manager's
      --------------------------
Letter Agreement dated as of June 16, 1995 between the Manager, Host Marriott and the Bank concerning the Hotel Management Agreement, certain of the Manager's and Host Marriott's rights and obligations thereunder and certain of the Manager's and Host Marriott's rights to payments from the Borrower.

     "MI Guaranty Agreement" means the Guaranty Agreement dated as of June 16,
      ---------------------
1995 by the Manager in favor of the Bank with respect to certain obligations under the Lease, as the same may from time to time be amended, supplemented or modified in accordance with the terms thereof.

     "Mortgage" means the Amended and Restated Mortgage and Security Agreement
      --------
dated as of June 16, 1995 from the Borrower to the Bank granting a first mortgage in the fee simple interest in the Site and the buildings, improvements and fixtures located thereon and a first security interest in the hotel room rentals, rentals, Accounts Receivable and all other income, fees and profits generated from the operations of the Hotel, golf course and other amenities located at the Property of every kind and nature and all furniture, fixtures, equipment and other personalty in the Hotel, as more fully set forth in the Mortgage, substantially in the form of Exhibit E, properly completed, as the same may from time to time be amended, supplemented or modified in accordance with the terms thereof.

     "Mortgage Note" means the renewal mortgage note issued by the Borrower
      -------------
dated as of June 16, 1995 in the principal amount of $156,978,523.36 that is secured by the Mortgage and evidences the Loan, in the form of Exhibit G, properly completed, as the same may from time to time be amended, supplemented or modified in accordance with the terms thereof, which Mortgage Note is issued by the Borrower to evidence a renewal of the Mortgage Note of the Borrower dated January 12, 1993 in the principal amount of $180,087,250.92.

     "Mortgaged Property" has the meaning specified in the Mortgage and the
      ------------------
Assignment of Rents.

     "Operating Profits" has the meaning specified in the Hotel Management
      -----------------
Agreement.

     "Participant" has the meaning specified in Section 2.4(c).
      -----------

     "Partnership Agreement" means the Amended and Restated Agreement of Limited
      ---------------------
Partnership of the Borrower dated as of November 27, 1985, as the same may from time to time be amended in accordance with the terms thereof and hereof.

     "Person" means an individual, estate, unincorporated association, a
      ------
corporation, company, partnership, trust, joint stock company, voluntary association, joint venture, Governmental Authority, juridical entity or any other entity of whatever nature.

     "Plan" means at any time an employee pension benefit plan which is covered
      ----
by Title IV of ERISA or subject to the minimum funding standards under Part 3 of Title I of ERISA or Section 412 of the Code and is either (i) maintained by any person or any member of a Controlled Group for employees of such Person or any member of such Controlled Group or (ii) maintained pursuant to a collective bargaining agreement or any other arrangement under which more than one employer makes contributions and to which such Person or any member of a Controlled Group is then making or has any obligation to make contributions or, within the preceding five plan years, has made or has had any obligation to make contributions.

     "Principal Payment Date" means each June 16 and each December 16 during the
      ----------------------
term of the Loan, provided that (i) any Principal Payment Date that would otherwise fall on a day that is not a Business Day shall instead fall on the next succeeding Business Day; and (ii) the Principal Payment Date falling in the same calendar month and year as the Repayment Date shall instead be on June 1, 2000.

     "Quarterly Financial Statements" means the unaudited financial statements
      ------------------------------
of the Borrower for each of its three fiscal quarters setting forth in each case in comparative form the figures for the previous year prepared in accordance with Section 9.04C of the Partnership Agreement and GAAP, together with the consolidating statements of operations for the Lauderdale Beach Association used as the bases therefor, certified by the chief accounting officer of the General Partner (or his designee) but subject to year-end audit adjustment.

     "Quarterly Interest Shortfall" means the amount determined in accordance
      ----------------------------
with the following formula:

                              (ER - TY)
                              (-------) x LA
                              (    4  )

     where:    ER   =    the Equivalent Rate;
               TY   =    the Treasury Yield plus one percent (1%); and
               LA   =    if the Quarterly Interest Shortfall is being
                         determined (x) in respect of the prepayment of the entire principal amount of the Loan or the acceleration of the principal amount of the Loan prior to maturity, the principal amount of the Loan that would have been outstanding on each Interest Payment Date during the Yield Maintenance Period if such prepayment or acceleration had not occurred and (y) in respect of a prepayment of less than the entire principal amount of the Loan, the principal amount of the Loan prepaid.


     "Regulation D" means Regulation D of the Board of Governors of the Federal
      ------------
Reserve System, as the same may be amended or supplemented from time to time, or any successor regulation thereto.

     "Regulatory Change" means a change after the date of this Agreement in any
      -----------------
laws, rules or regulations applicable to the Bank (including, without limitation, Regulation D), or the adoption or making after such date of any interpretation, directive, requirement or request applying to the Bank under any applicable laws, rules or regulations (whether or not having the force of law) by any Governmental Authority charged with the interpretation or administration thereof, other than any change in any laws, rules or regulations or any interpretation, directive, requirement or request pertaining to the assessment or imposition of any tax.

     "Related Documents" means the Loan Documents, the Lease, the Architect's
      -----------------
Contract, the Hotel Management Agreement and the Partnership Agreement.

     "Repayment Date" means June 16, 2000.
      --------------

     "Requirements of Law" means, as to any Person, the certificate of
      -------------------
incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or determination of any arbitrator or court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

     "Securities Act" means the Securities Act of 1933, as amended, as now or
      --------------
hereafter in effect, or any successor legislation.

     "Security" has the meaning attributed to such term in the Securities Act.
      --------

     "Site" means the land described on Exhibit B to the Mortgage.
      ----

     "Subsidiary" means, as to the Person, any corporation of which at least a
      ----------
majority of the outstanding voting stock having by terms thereof ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether or not at the time stock of any other class or classes of such corporation shall or might have voting power by reason of the happening of any contingency) is at the time owned or controlled directly or indirectly by such Person or one or more of its Subsidiaries.

     "Tax" or "Taxes" has the meaning set forth in Section 3.1(c).
      ---      -----

     "Total Loss" has the meaning specified in the Mortgage.
      ----------

     "Treasury Yield" means the rate per annum determined in accordance with the
      --------------
terms hereof by reference to the Federal Reserve Statistical Release H.15 (519) of Selected Interest Rates (or any successor publication of the Federal Reserve Bank of New York) (the "Statistical Release") for the first calender week ending not less than two (2) full calender weeks prior to the first day of any Yield Maintenance Period. If such Yield Maintenance Period is less than one (1) year, the Treasury Yield shall equal the rate set forth in the Statistical Release for 1-Year Treasury Constant Maturities. If such Yield Maintenance Period is equal to one of the maturities of the Treasury Constant Maturities, then the Treasury Yield shall equal the rate set forth in the Statistical Release for the Treasury Constant Maturity with a maturity equal to such Yield Maintenance Period. If such Yield Maintenance Period is longer than one (1) year, but does not equal one of the maturities of the Treasury Constant Maturities, then the Treasury Yield shall equal the rate set forth in the Statistical Release for the Treasury Constant Maturity with a maturity closest to, but not exceeding, such Yield Maintenance Period.

     "Unwind Profits" has the meaning set forth in Section 2.4(c)(iv).
      --------------

     "Yield Maintenance Period" has the meaning set forth in Section 2.4(c)(ii).
      ------------------------

          Section 1.2  Certain Accounting Terms. Any accounting terms used in
                       ------------------------
this Agreement that are not specifically defined herein shall have the meanings customarily given to them in accordance with GAAP.

          Section 1.3  Other Definitional Terms. The words "hereof", "herein"
                       ------------------------
and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, subsection and Exhibit references and similar references are references to Sections, subsections or Exhibits of this Agreement unless otherwise specified.

                                   SECTION 2
                                   THE LOAN

          Section 2.1  Making of the Loan. On January 12, 1993, the Bank made
                       ------------------
the Loan to the Borrower on the terms and conditions set forth in the Existing Loan Agreement, the proceeds of which were used for the purposes set forth in
Section 2.2. As of June 16, 1995, the outstanding principal amount of the Loan is One Hundred Fifty-six Million Nine Hundred Seventy-eight Thousand Five Hundred Twenty-three and 36/100 Dollars ($156,978,523.36), which shall be payable in accordance with, and otherwise subject to the terms and conditions of, this Agreement.

          Section 2.2  Purpose of the Loan. The Borrower applied the proceeds of
                       -------------------
the Loan solely to repay the outstanding indebtedness of the Borrower and MOCC, Inc. (formerly know as Marriott Orlando Capital Corporation), a Delaware corporation and wholly-owned subsidiary of the Borrower, to the Bank under (a) that certain Term and Revolving Credit Agreement dated as of June 16, 1987 between MOCC, Inc. and the Bank and (b) the Related Documents (as defined in such term and revolving credit agreement) (collectively, the "1987 Loan Documents") and for no other purpose.

          Section 2.3  Repayment of the Loan.
                       ---------------------

          (a) The Borrower shall make semi-annual payments of principal without setoff or deduction, payable as follows:

                 Amount                        Payment Date
                 ------                        ------------
               $4,000,000.00                   December 16, 1995
               $4,000,000.00                   June 16, 1996
               $3,500,000.00                   December 16, 1996
               $3,500,000.00                   June 16, 1997
               $3,500,000.00                   December 16, 1997
               $3,500,000.00                   June 16, 1998
               $2,000,000.00                   December 16, 1998
               $2,000,000.00                   June 16, 1999
               $2,000,000.00                   December 16, 1999
               $2,000,000.00                   June 1, 2000

          (b) On the Repayment Date, the Borrower shall pay to the Bank the outstanding principal balance of the Loan.

          Section 2.4  Prepayments of the Loan.
                       -----------------------

          (a) The Borrower may at its option prepay the Loan, in part or in full, together with accrued interest on the amount prepaid to the date of prepayment subject to the following conditions:

               (i) Each partial prepayment of the Loan shall be in integral multiples of $1,000,000 or the outstanding principal balance of the Loan, if less;

               (ii) The Borrower shall give the Bank not less than five (5) calendar days' prior written or facsimile notice of the proposed prepayment;

               (iii)  Each prepayment shall be made on an Interest Payment Date;

               (iv) Notice of prepayment, once received by the Bank, shall be irrevocable and binding on the Borrower; and

               (v)    Amounts prepaid may not be reborrowed hereunder.

          (b) The Borrower shall prepay the Loan, in part or in full, together with accrued interest on the amount prepaid to the date of prepayment but without premium or penalty (x) upon the payment to the Borrower or to the Bank, as loss payee, of any insurance proceeds payable upon the occurrence of a Total Loss with respect to the Hotel or (y) upon the payment to the Borrower or the Bank of any condemnation awards to the Borrower in respect of a Total Loss with respect to the Hotel, subject to the following conditions:

               (i) the Borrower shall give the Bank not less than five (5) calendar days' prior written or facsimile notice of such prepayment; and

               (ii)   amounts prepaid may not be reborrowed hereunder.

          (c)  (i)    Concurrently with each prepayment of the Loan or
acceleration of the principal amount of the Loan prior to maturity, the Borrower shall pay to the Bank an amount equal to the cost to the Bank, and each holder of a participation in the rights and obligations of the Bank under this Agreement and the Loan Documents (each such holder, a "Participant"), of totally or partially terminating any interest rate exchange agreement, interest rate swap transaction or any other hedging transaction entered into by the Bank or such Participant with a counterparty (including any affiliate, other branch or office of the Bank or such Participant) in connection with the Loan or entering into any future offsetting interest rate exchange agreement, interest rate swap transaction or other hedging transaction, including, without limitation, any early termination or upfront payments to any counterparty to any such interest rate exchange agreement, interest rate swap transaction or other hedging transaction and any transaction costs associated with such termination or such offsetting transaction (including fixed amount payments and actual out-of-pocket expenses), all such amounts to be determined by the Bank or such Participant in its sole discretion in accordance with market practices for terminating, unwinding, or entering into offsetting interest rate exchange agreements, interest rate swap transactions or other hedging transactions, all as certified by the Bank or such Participant to the Borrower; provided, however, that such amounts may not exceed the amounts that would have
--------  -------
been determined if such interest rate exchange agreement, interest rate swap transaction or other hedging transaction had been entered into by the Bank or such Participant on the Closing Date with a notional amount equal to the principal amount of the Loan, a fixed rate of interest equal to the interest rate set forth in Section 2.5(b) hereof minus two and twenty-five one-hundredth percent (2.25%) and a termination date on the Repayment Date.

               (ii) In the event the Bank or a Participant has not entered into any interest rate exchange agreement, interest rate swap transaction or other hedging transaction referred to in Section 2.4(c)(i) (or purchased a participation in any such agreement or transaction), the Borrower shall pay to the Bank for the account of the Bank or such Participant, as the case may be, currently with each prepayment of the Loan or acceleration of the principal amount of the Loan prior to maturity, an amount equal to the Interest Shortfall for the period commencing on the date of such prepayment or acceleration to the Repayment Date (the "Yield Maintenance Period").

               (iii) All amounts payable by the Borrower to the Bank pursuant to paragraphs (i) and (ii) of this Section 2.4(c) are hereinafter referred to as "Breakage Costs".

               (iv) The Borrower shall not be entitled to any amounts due or claimed to be due to the Bank or any Participant from any counterparty in connection with any partial or total termination of any interest rate exchange agreement, interest rate swap transaction or other hedging transaction (all such amounts hereinafter referred to as "Unwind Profits").

          Section 2.5 Interest.
                      --------

          (a)  (i)    The Borrower shall pay to the Bank in arrears interest on
the Loan for the period commencing on June 16, 1995 and ending on the Closing Date (the "Interim Period") at a rate per annum (the "Interim Interest Rate"), as selected by the Borrower in accordance with the terms hereof, equal to (A) the Domestic Rate or (B) the Eurodollar Rate (as selected by the Borrower) plus:
(x) for the period from and including June 16, 1995 to September 14, 1995, one and eighty one-hundredths percent (1.80%); (y) for the period from and including September 14, 1995 to October 14, 1995, two percent (2.00%); and (z) for the period from and including October 14, 1995 to the Closing Date, two and twenty-five one-hundredths percent (2.25%).

               (ii) Interest during the Interim Period shall be due and payable (A) at any time that the Borrower has selected the Domestic Rate, monthly on the seventeenth day of each month commencing on July 17, 1995, on the effective date of the conversion by the

Borrower of the interest rate from the Domestic Rate to the Eurodollar Rate and on the Closing Date and (B) at any time that the Borrower has selected the Eurodollar Rate, on the last day of each Contract Period.

               (iii) The Borrower may select the Domestic Rate or the Eurodollar Rate by providing written notice (which may be sent by facsimile, provided an executed original thereof is delivered by overnight messenger service) to the Bank no later that three (3) Eurodollar Business Days prior to the date the Borrower desires the Eurodollar Rate to become effective; provided,
                                                                       --------
however, that the Borrower may not select the Eurodollar Rate to be in effect
-------
from and after the date that is three (3) Eurodollars Business Days prior to the Closing Date.

               (iv) The Borrower may prepay the Loan in whole or in part during any period in which the Borrower has selected the Eurodollar Rate, provided that the Borrower shall (A) pay the accrued interest on the amount prepaid to the date of prepayment; (B) give the Bank not less than three (3) Eurodollar Business Days irrevocable notice of intended prepayment; and (C) either (1) if the prepayment is made on the last day of a Contract Period, not pay any penalty or premium with respect to such prepayment or (2) if the prepayment is made on a day other than the last day of a Contract Period, compensate the Bank for all losses, expenses and liabilities (including, without limitation, any interest paid by the Bank to lenders of funds borrowed to make or maintain loans bearing interest at the Eurodollar Rate and any loss sustained by the Bank in connection with the re-employment of such funds) which the Bank may sustain (x) if any prepayment of the Loan is not made on the date specified in the relevant notice of prepayment or (y) if, as a consequence of any default by the Borrower, prepayment of the Loan is not made on the last day of the relevant Contract Period.

               (v) If: (A) the Bank determines that, with respect to the Eurodollar Rate, deposits in United States dollars (in the applicable amount) are not being offered to the Bank in the London interbank market; or (B) during the Interim Period, the adoption of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Bank with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall (I) make it unlawful or impossible for the Bank to make, maintain or fund a loan bearing interest based on the Eurodollar Rate, (II) cause the Bank to incur any cost or suffer any reduction in any amount receivable by the Bank hereunder based on or measured by the excess above a specified level of the amount of a category of deposits or other liabilities of the Bank which include deposits by reference to which the interest rate at the Eurodollar Rate is determined as herein provided or a category of extensions of credit or other assets of the Bank which includes the Eurodollar Rate or (III) subject the Bank to restrictions on the amount of such a category of liabilities or assets which it may hold, then upon notice (in the case of clause (B) above, upon two days' notice) to such effect by the Bank to the Borrower, the Interim Interest Rate during the Interim Period (if selected by the Borrower) shall be based on the Eurodollar Rate until the expiration of the then current Contract Period if the Bank may lawfully continue to maintain and fund the Loan to such day or, if the Bank may not lawfully continue to maintain and fund the Loan to such day, the Interim Interest Rate shall be based on the Domestic Rate upon notice (in the case of clause (B) above, upon two days' notice) to the Borrower. So long as either of such conditions of clauses (A) or (B) remains in effect, the Bank shall be under no obligation to permit the Interim Interest Rate to be based on the Eurodollar Rate.


               (vi) If Regulation D of the Board of Governors of the Federal Reserve System or after June 16, 1995, the adoption of any applicable law, rule or regulation, or any charge therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Bank with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency:

                      (A) shall subject the bank to any tax, duty or other charge with respect to loans bearing interest based on the Eurodollar Rate or its obligation to lend the same, or shall change the basis of taxation of payment to the Bank of the principal of or interest on loans bearing interest based on the Eurodollar Rate or any other amounts due under the Note in respect of loans bearing interest based on the Eurodollar Rate or its obligation to lend the same (except for changes in the rate of tax on the overall net income of the Bank imposed by the jurisdiction in which the Bank's principal executive office is located); or

                      (B) shall impose, modify or deem applicable any reserve, special deposit or similar requirement (including without limitation, any such requirement imposed by the Board of Governors of the Federal Reserve System) against any asset of, deposit with or for the account of, liability of or credit extended by, the Bank or shall impose on the Bank or on the London interbank market any other condition affecting loans bearing interest based on the Eurodollar Rate or its obligation to lend the same; or

                      (C) shall impose any other condition, cost requirement, restriction or qualification adversely affecting the Bank in respect of making or maintaining loans bearing interest based on the Eurodollar Rate (or any such extensions of credit or liabilities) or the Borrower's obligations to make loans bearing interest based on the Eurodollar Rate hereunder;

and the result of any of the foregoing is to increase the cost of (or, in the case of said Regulation D, to impose a cost on) the Bank of making or maintaining loans bearing interest based on the Eurodollar Rate or to reduce the amount of any sum received or receivable by the Bank under the Note with respect thereto, by any amount deemed by the Bank to be material, then, within two (2) days after demand by the Bank, the Borrower shall pay to the Bank such additional amount or amounts ("Additional Amount(s)") as will compensate the Bank on an after-tax basis for such increased cost or reduction hereunder. A certificate of the Bank claiming compensation hereunder and setting forth the Additional Amount(s) to be paid to it hereunder shall be conclusive in the absence of manifest error.

               (vii) If at any time during the Interim Period the Borrower fails to select either the Eurodollar Rate or the Domestic Rate, the Borrower shall be deemed to have selected the Domestic Rate.

          (b) The Borrower shall pay the Bank in arrears interest on the Loan from and after the Closing Date on each Interest Payment Date at a rate per annum equal to eight and 44/100 percent (8.44%).

          (c) Interest shall be computed on the Basis of a year of 360 days and the actual number days elapsed (including the first day but excluding the last) occurring in the period for which payable.

          Section 2.6  Default Interest.  If the Borrower shall fail to pay any
                       ----------------
amounts hereunder or under any other Loan Document (whether at the stated date for payment, at maturity or by acceleration), the borrower shall pay, to the extent permitted by applicable law, not later than five (5) Business Days following written demand by the Bank, interest to the Bank on such past due amounts at a rate that is the greater of (x) two percent (2%) per annum above the rate of interest in effect thereon at the time of such default and (y) a floating rate equal to four and one-quarter percent (4-1/4%) in excess of the Domestic Rate as in effect from time to time.

          Section 2.7  Payments and Advances.
                       ---------------------

          (a) All sums to be advanced to the Borrower hereunder shall be made available by the Bank to the Borrower in same day funds to an account in the United States of America designated by the Borrower.

          (b) All payments due hereunder from the Borrower to the Bank, other than amounts payable by the Borrower under Section 3.1(d), shall be made to the Bank in Dollars in same day settlement funds by credit to the Bank by Federal funds wire to Sanwa New York, No. ABA #026-00-9823, Reference: Marriott Hotel Properties Limited Partnership, Attention: Loan Operations on or before 3:00 p.m. (New York Time) on the due date. The Borrower agrees that every transfer of same day settlement funds through Federal funds wire shall be final and binding at the time the transfer is made and shall not be reversed or revoked and no settlement of such funds shall be refused. Whenever any payment under this Agreement shall be due on a day which is not a Business Day, such payment shall be payable on the next succeeding Business Day, and any interest payable thereon, and the amount of any fee payable based on a per annum calculation, shall accrue and be payable for such extension of time at the specified rate. Payment of amounts payable pursuant to Section 3.1(d) may be made by check or other customary means of payment.

          Section 2.8  Participations.  The Borrower acknowledges that the Bank
                       --------------
has sold, and may from time to time after the Closing Date sell, participations in the Loan to one or more banks or financial institutions, subject to the terms of Section 11.4. Exhibit A sets forth the Participants as of the Closing Date.


                                   SECTION 3
                                OTHER PAYMENTS

          Section 3.1  Other Payments.
                       --------------

          (a) The Borrower shall pay to the Bank: (i) a facility fee in the amount of $1,570,000, payable as follows: $785,000 on the Closing Date, $392,500 on or before December 31, 1995 and $392,500 on or before March 31, 1996; and (ii) an agency fee in the amount of $500,000 payable in five equal installments of $100,000 on the Closing Date and each anniversary of the Closing Date prior to the Repayment Date.

          (b) Subject to the proviso to the second sentence of Section 11.4, if any Regulatory Change shall either (i) impose, modify or deem applicable any reserve, special deposit, deposit insurance or similar requirement against or for the account of the Bank or any Participant or (ii) impose on the Bank or any Participant any other condition, including without limitation, change any applicable capital adequacy requirements, and the result of any event referred to in clause (i) or (ii) above shall be to increase the cost to the Bank or such Participant of making or maintaining the Loan (by participation or otherwise), then the Borrower shall pay to the Bank all additional amounts specified by the Bank required to compensate the Bank or such Participant for such increased cost.

          (c) Subject to the proviso to the second sentence of Section 11.4, all sums payable by the Borrower under this Agreement shall be paid in full, net of all taxes, deductions, withholdings or other charges of any kind that may be assessed, levied or imposed by any United States, state, local or other taxing authority whatsoever, together with any interest, penalties or other charges thereon (hereinafter, "Taxes"), excluding the following ("Excluded Taxes"): (i) Taxes imposed on or measured by net income or alternative minimum taxable income or taxable assets in lieu of income by the jurisdiction of incorporation of the Bank or any Participant, each taxing jurisdiction therein and the United States of America, New York State or New York City, (ii) Taxes imposed on the Bank or any Participant pursuant to Section 884 of the Code and (iii) Taxes imposed on the Bank or any Participant to the extent the Tax would have been imposed if the Bank or such Participant had not engaged in the transaction contemplated by this Agreement, except to the extent that the Taxes referred to in the preceding clauses (i) and (ii) are imposed on amounts payable by the Borrower pursuant to this Section 3.1(c). If the Borrower is prohibited by law from making one or more payments under this Agreement free of Taxes (other than Excluded Taxes), or if any United States, state, local or other taxing authority shall at any time assert that the Bank or any Participant is required to pay any Taxes (other than Excluded Taxes), with respect to payments made by the Borrower under this Agreement, then the Borrower shall pay such additional amount to the Bank as may be necessary in order that the actual amount received by the Bank after taking into account all such Taxes other than Excluded Taxes (and after payment of any additional Taxes (including Excluded Taxes) that may be payable by the Bank or any Participant as a consequence of the payment of such additional amount) shall equal the amount that would have been received by the Bank if such Taxes were not required to be paid. In any event, if the Borrower is required to pay any Taxes with respect to any sums payable under this Agreement, it shall deliver to the Bank official receipts or certified copies thereof or other documentation sufficient to evidence the Borrower's payment thereof. The Bank agrees to deliver to the Borrower two (2) executed copies of the United States Internal Revenue Service Form 4224 (or its successors) within thirty (30) days of the Closing Date and to provide the Borrower with a new Form 4224 upon the expiration or obsolescence of any previously delivered form in accordance with applicable United States laws and regulations, in order to establish the Bank's eligibility for an exemption from any present or future withholding taxes on any payment made or to be made to the Bank under this Agreement, and to comply from time to time with all applicable United States laws and regulations with regard to such withholding tax exemption.

          (d) The Borrower shall reimburse the Bank for all costs and expenses, including, without limitation, the disbursements, other charges and reasonable fees of counsel and all out-of-pocket costs incurred by the Bank in connection with (i) the preparation, negotiation, execution and delivery of the Loan Documents and all certificates, agreements, instruments and opinions delivered in connection herewith and therewith (including the forbearance agreement and commitment letter, each dated as of June 16, 1995, between the Borrower and the
Bank), (ii) any amendment, modification or supplement to any of the Loan Documents or any agreement or instrument delivered in connection herewith or therewith, (iii) any waiver of any provision of this Agreement, any of the Loan Documents or any agreement or instrument delivered in connection herewith or therewith, (iv) any restructuring of the terms of any of the Loan Documents or any agreement or instrument delivered in connection herewith or therewith and
(v) the administration and enforcement of the Loan Documents or any agreement or instrument delivered in connection herewith or therewith from and after the occurrence of a Default or an Event of Default. All of the foregoing expenses shall be reimbursed by the Borrower regardless of whether the Bank gives notice to the Borrower of such Default or Event of Default under this Agreement or takes any other action to enforce the provisions of any of the Loan Documents or any agreement or instrument delivered in connection herewith or therewith. The Borrower shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing, recording and enforcement of any of the Loan Documents or any agreement or instrument delivered in connection herewith or therewith and shall indemnify, save and hold the Bank harmless from and against any and all claims, demands and liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees or any such taxes and fees in connection with the 1987 Loan Documents, the Existing Loan Documents or the Loan Documents.

          (e) All amounts payable pursuant to Section 3.1(b), (c), (d) and 11.5 shall be due and payable not later than ten (10) Business Days following written demand of the Bank.

                                   SECTION 4
              CONDITIONS PRECEDENT TO EXTENSION OF REPAYMENT DATE

          Section 4.1  Conditions to Extension of Repayment Date.  The
                       -----------------------------------------
obligation of the Bank to extend the Repayment Date to June 16, 2000 and otherwise amend the Existing Loan Documents is subject to the fulfillment on or before the Closing Date, as determined in the sole discretion of the Bank, of the conditions precedent set forth in this Section 4.1.

          (a) The Borrower shall have delivered to the Bank the following documents, instruments and agreements, each of which shall be in form and substance satisfactory to the Bank:

               (i) This Agreement, the Mortgage Note, the Mortgage, the Assignment of Rents, the Assignment of Architect's Contract, the Assignment of Contract, the MI Guaranty Agreement, the Environmental Indemnity and each of the other Loan Documents, in each case duly executed by the parties thereto;

               (ii) A fully paid title insurance policy dated the Closing Date issued by First American Title Insurance Company (or such other insurance company acceptable to the Bank) insuring the Bank, with loss payable solely to the Bank, in an amount of at least $156,978,523.36 as holder of the recorded Mortgage and Assignment of Rents and subject to only those exceptions approved by the Bank, together with the agreements of coinsurance or reinsurance annexed to such policy with the insurance companies schedule therein;

               (iii) Executed copies of all statements, reports, certificates and documents required to be provided to the Bank on the Closing Date pursuant to the terms of the Loan Documents;

               (iv) The consents and agreements required pursuant to the Assignment of Contract;

               (v) Uniform Commercial Code financing statements naming the Borrower as debtor and the Bank as secured party for the following jurisdictions:

                      (A)  Secretary of State of Florida;
                      (B)  Orange County, Florida;
                      (C)  Secretary of State of Maryland; and
                      (D)  Secretary of State of Delaware;

               (vi) Evidence satisfactory to the Bank that the Bank has been named as an additional insured with respect to the policies listed under Section 1 of Exhibit B and loss payable parties under a standard Form 4106 mortgagee clause with respect to the policy listed under Section 2 of Exhibit B and that all such policies of insurance are in full force and effect and contain a provision that they will not be cancelled or materially amended or the amount of insurance reduced without thirty (30) days' prior notice to the Bank together with copies of all of the relevant policies and the original endorsements;

               (vii) Evidence that all taxes in respect of the Mortgage and the Assignment of Rents and all recording and filing fees and other expenses necessary in connection with the recordation of the assignments and modification of the Mortgage, the Assignment of Rents and the perfection of the Liens granted thereby have been paid and satisfied in full;


               (viii) A certificate of the Borrower, dated the Closing Date, signed by the General Partner (together with copies of the documents referred to therein) certifying that attached thereto is a true and complete copy of the Hotel Management Agreement, together with all amendments thereto (if any) and that the Hotel Management Agreement has not been amended since the date of execution of such agreement or the last amendment (if any) attached to the certificate;

               (ix) A favorable written opinion, dated as of the Closing Date, of Christopher G. Townsend, Esq., deputy counsel to the Borrower, Host Marriott, and the other entities identified therein, as to such matters as the Bank may reasonably request;

               (x) A favorable written opinion, dated as of the Closing Date, of Joseph Ryan, Esq., general counsel to the Manager, as to such matters as the Bank may reasonably request; and

               (xi) A favorable written opinion, dated as of the Closing Date, of Honigman Miller Schwartz & Cohn, special Florida counsel to the Borrower, as to such matters as the Bank may reasonably request.

          (b) The Borrower shall have delivered to the Bank the following, each of which shall be in form and substance satisfactory to the Bank:

               (i) Evidence to verify the authority of the individual or individuals executing this Agreement and the Loan Documents to which the Borrower is a party legally to bind the Borrower, and the authority of each individual who will sign on the Borrower's behalf the other statements, reports, certificates and documents called for by the terms of this Agreement and the Loan Documents to which the Borrower is a party and who will otherwise act under this Agreement and the Loan Documents for and on behalf of the Borrower;

               (ii) The specimen signature of each individual named pursuant to Section 4.1(b)(i) certified by an officer of the General Partner to be a true specimen thereof;

               (iii) A certificate, dated the Closing Date, of the Borrower signed by the General Partner (together with copies of the documents referred to below), certifying:

                      (A) that attached thereto is a true and complete copy of the certificate of limited partnership of the Borrower together with all amendments thereto and that such certificate of limited partnership has not been amended since the date of the last amendment, attached to such certificate;

                      (B) that attached thereto are true and complete copies of each of the Partnership Agreement and the Lauderdale Beach Association Partnership Agreement, together with all amendments, as entered into or in effect on the Closing Date; and

                      (C) that attached thereto is a true and complete copy of the Lease;

               (iv) Recently dated copies of all documents evidencing all necessary approvals from Governmental Authorities necessary or appropriate for the execution, delivery and performance by the Borrower of this Agreement and the Loan Documents to which it is a party together with a certificate of the General Partner dated the Closing Date to the effect that copies of all such approvals are attached, none of such approvals has been revoked, annulled or modified in any manner and all are in full force and effect;

               (v) A certificate of the Borrower signed by the General Partner, dated the Closing Date, stating that:

                      (A) the representations and warranties of the Borrower contained in this Agreement and the Loan Documents to which the Borrower is a party and in all certificates, documents and instruments delivered by the Borrower pursuant to this Agreement and such Loan Documents are true and correct in all material respects on and as of the Closing Date as though made on and as of the Closing Date;

                      (B) no Default (and no Event of Default as defined in the Mortgage or the Assignment of Rents) has occurred and is continuing or would result from the execution, delivery or performance of this Agreement and Loan Documents to which the Borrower is a party; and

                      (C) there has been no material adverse change in the financial condition or results of operation of the Borrower since December 31, 1994;

               (vi) A certificate, dated the Closing Date, of the General Partner (together with copies of the documents referred to below) certifying:

                      (A) that attached thereto is a true and complete copy of the certificate of incorporation of the General Partner, together with all amendments thereto and that such certificate of incorporation has not been amended since the date of the last amendment attached to the certificate;

                      (B) that attached thereto is a true and complete copy of the by-laws of the General Partner, together with all amendments hereto, as entered into or in effect on the date of such certificate; and

                      (C) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors of the General Partner, authorizing the resolution, deliver and performance as general partner of the Borrower of this Agreement and Loan Documents to which the Borrower is a party and that such resolutions have not been revoked, annulled or modified in any manner and care in full force and effect.

          (c)  The Bank shall have received:

               (i) an opinion of counsel to the Bank addressed to the Bank concerning such matters relating to the subject matter of the Loan Documents as the Bank may reasonably request; and

               (ii) such other documents, instruments, approvals and opinions as the Bank may reasonably request.

          (d) The Borrower shall have executed and delivered, shall have caused Host Marriott to execute and deliver, and shall have directed the Manager to execute and deliver, to the Bank the Manager's Letter Agreement.

          (e)  The Bank shall have received:

               (i) the fees payable on the Closing Date set forth in Section 3.1(a); and

               (ii) accrued interest on the Loan for the Interim Period as set forth in Section 2.4(a).

          (f) The Bank shall have received a Phase I environmental assessment report prepared by environmental consultants acceptable to the Bank with respect to the Hotel and the Site, which report shall include an analysis by such consultant of liabilities with respect to "superfund sites" and worker safety issues, the results of which shall be in form and substance satisfactory to the Bank.

          (g) The Bank shall have received a report by an independent engineer acceptable to the Bank with respect to the Hotel, the results of which shall be in form and substance satisfactory to the Bank.

          (h) Each of the other conditions precedent required to be satisfied and documents to be delivered on the Closing Date by or under the Loan Documents shall have been properly satisfied and delivered in accordance with the relevant provisions thereof.

                                   SECTION 5
                             OBLIGATIONS ABSOLUTE

          Section 5.1  Obligations of the Borrower.  The obligations of the
                       ---------------------------
Borrower under the Loan Documents shall be absolute, unconditional and irrevocable, and shall be paid and performed strictly in accordance with the terms thereof, under all circumstances whatsoever, including without limitation the following circumstances:

          (a) any lack of validity or enforceability of this Agreement or all or any of the other Related Documents;

          (b) any amendment or waiver of, or any consent to departure from, this Agreement or all or any of the other Related Documents except to the extent so waived or consented to in writing by the Bank; or

          (c) the existence of any claim, set-off, defense or other rights which the Borrower or Host Marriott may have at any time against the Bank or any other Person, whether in connection with the Related Documents or any unrelated transactions.

                                   SECTION 6
                        REPRESENTATIONS AND WARRANTIES

          Section 6.1  Representations and Warranties of the Borrower.  The
                       ----------------------------------------------
Borrower represents and warrants as follows:

          (a) The Borrower is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware. The Borrower has the requisite power to own its property and to conduct the business in which it engages.

          (b) The Borrower owns no interest in Warner Center Marriott Hotel Limited Partnership, which partnership has been dissolved. The Borrower owns a 50.5% general partnership interest in Lauderdale Beach Association and no other interest therein. There exists no Lien on any of the assets of the Borrower to secure, nor any Indebtedness for, borrowed money of the Lauderdale Beach Association.

          (c) Marriott's Harbor Beach Resort is being operated by Marriott Hotel Services, Inc. (formerly known as San Francisco Marriott, Inc.) under and in accordance with the terms of the Lease, a true and complete copy of which has been provided to the Bank. There have occurred no Events of Default under (and as defined in) the Lease which are continuing.

          (d) Each Person (other than Host Marriott) providing loans or other financial accommodations to finance, or refinance, the costs of designing and constructing Marriott's Harbor Beach Resort has executed and delivered to Lauderdale Beach Association one or more documents containing provisions the operative effect of which is substantially similar to those contained in Section
11.7 of this Agreement. Except as provided in the immediately succeeding sentence, by operation of law or pursuant to the terms of such documents or related documents, or both, neither (i) Lauderdale Beach Association nor (ii) any partner, legal representative, heir, estate, successor or assign of any partner or any officer, director, shareholder or partner in any such partner of Lauderdale Beach Association nor (iii) any other principal in Lauderdale Beach Association or in any partner thereof, whether disclosed or undisclosed, has any personal liability (whether direct or contingent) for the payment of any sum of money which is now or may now or hereafter be payable in respect of any such loans or financial accommodations or the performance or discharge of any covenants or undertakings of Lauderdale Beach Association in respect thereof.

          (e) The Borrower has all requisite legal right, power and authority to execute, deliver and perform the Loan Documents to which it is a party and to consummate the transactions as contemplated hereby and thereby. The execution, delivery and performance by the Borrower of the Loan Documents to which it is a party and the consummation by the Borrower of the transactions as contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Borrower. All consents of any other Person (including partners or creditors of the Borrower but excluding the Bank), and all consents or authorizations of, or other acts by or filings with any Governmental Authority, required to be obtained or made by the Borrower or its Affiliates in connection with the execution, delivery and performance of, and the validity, binding effect and enforceability of the Borrower's obligations under, any of the Loan Documents to which it is a party have been obtained or made and are in full force and effect. Upon recordation of the Mortgage and the Assignment of Rents, the Bank will have a valid and perfected first priority security in the Mortgaged Property, as to the creation of which no consent is required from any third party other than those which have been obtained and are in full force and effect.

          (f) The Loan Documents to which the Borrower is a party have been duly executed and delivered by the Borrower, and assuming due authorization, execution and delivery by the Bank and the other parties to such Loan Documents, constitute the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with the terms hereof and thereof, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law). The Borrower has performed all of its material obligations under each of the Existing Loan Documents to which it is a party.

          (g) The execution, delivery and performance by the Borrower of the Loan Documents to which the Borrower is a party and the consummation of the transactions contemplated hereby and thereby will not (i) in any material respect conflict with or constitute on the part of the Borrower a breach of or default under any agreement, indenture, lease or other instrument to which the Borrower is a party or by or to which it or its revenues, properties, assets or operations are bound or subject, or violate any Requirements of Law; (ii) result in the creation or imposition of any Lien upon any of the Borrower's revenues, properties or assets, other than as specifically contemplated by the Related Documents; (iii) result in the acceleration of any Indebtedness of the Borrower; or (iv) result in a material adverse change in any agreement material to the operation of the Hotel.

          (h) No litigation, investigation or other proceeding is pending or, to the knowledge of the Borrower, threatened, before or by any arbitrator or Governmental Authority in any way restraining or enjoining, or threatening or seeking to restrain or enjoin, or in any way questioning or affecting the validity, binding effect or enforceability of, any provisions of any Related Document to which the Borrower is a party, as against the Borrower or the legal existence of the Borrower, the status of its partners as partners, or its right to conduct its operations as conducted, to perform its obligations under any Related Document to which it is a party, or to consummate any of the transactions to which it is, or is to be, a party as contemplated hereby and thereby.

          (i) There is no action, suit, investigation or other proceeding pending or, to the knowledge of the Borrower, threatened before or by any arbitrator or Governmental Authority, nor any other event or circumstance, which would have a material adverse effect on the power or ability of the Borrower to perform its obligations under any Related Document to which it is a party or the transactions as contemplated hereby and thereby.

          (j) The Borrower is not in default under or with respect to any contractual obligation in any respect which could materially and adversely affect its ability to perform its obligations under any Related Document to which it is a party, nor is the Borrower in default under any existing judgment, order, award or decree of any arbitrator or Governmental Authority binding upon or affecting it which could materially and adversely affect its ability to perform its obligations under any Related Document to which it is a party.

          (k) There is no other management agreement binding upon or affecting the Hotel or the Borrower in respect of the Hotel other than the Hotel Management Agreement.

          (l) The Related Documents (other than the Loan Documents) to which the Borrower is a party constitute the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with the terms thereof, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law). The Borrower has performed all of its material obligations under each of the Related Documents (other than the Loan Documents) to which it is a party. There exists no material default under any provision of any Related Document (other than the Loan Documents) to which the Borrower is a party.

          (m) The Borrower has furnished the Bank with a copy of its Annual Financial Statement for the year ended December 31, 1994 and the Quarterly Financial Statements for the period ending June 16, 1995. The Annual Financial Statement and Quarterly Financial Statements fairly present the financial condition of the Borrower as at their respective dates. Since December 31, 1994, there has been no material adverse change in the financial condition or results of operations of the Borrower.

          (n) The Borrower's chief executive office is in Montgomery County, Maryland.

          (o) The representations and warranties of the Borrower contained in the Loan Documents to which the Borrower is a party are true and correct in all material respects. The representations and warranties of the Borrower contained in the Related Documents (other than the Loan Documents) to which the Borrower is a party were true and correct in all material respects on and as of the date of such Related Documents.

          (p) The Borrower is not an "investment company" or a company "affiliated" with or "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended and the Borrower will not become such by reason of its execution and delivery of, or performance of its obligations under, this Agreement or any of the Related Documents to which it is a party.

          (q) Neither the Borrower nor any member of a Controlled Group of which the Borrower is a member maintains any Plan for the benefit of employees of the Borrower and neither the Borrower nor any member of such Controlled Group is obligated to make contributions in respect of any Plan.

          (r) The Borrower has delivered or has caused to be delivered to the Bank copies of the Partnership Agreement, the Lauderdale Beach Association Partnership Agreement, the Lease and the Hotel Management Agreement which are
(i) true and complete, including all amendments thereto, (ii) in full force and effect, with no notice of default, acceleration or termination outstanding or in effect and (iii) to the Borrower's best knowledge, are not subject to any material default or any event or condition which with notice or lapse of time or both would constitute a material default. No leases (other than licenses or occupancy agreements entered into in the ordinary course of business and not material to the Hotel taken as a whole) or mortgages affecting the Hotel are outstanding or in effect with respect to the Hotel other than the Mortgage.

          (s) The insurance policies listed in Exhibit B are all the insurance policies in effect with respect to the Hotel. Each of such policies, including without limitation each policy delivered pursuant to Section 4.1(a)(v), is in full force and effect, with no outstanding notice of default or of material unperformed work, and such policies substantially fulfill the insurance requirements of the Mortgage and the Assignment of Rents and do not violate any requirements thereof in any material respect.

          (t) The Borrower has no current intention of terminating, substantially modifying or replacing the Lease.

          (u) The proceeds of the Loan have been applied by the Borrower in accordance with Section 2.2. No part of the proceeds have been used by the Borrower in violation of any Requirements of Law, including, without limitation, Regulations G, T, U and X of the Board of Governors of the Federal Reserve System.

                                   SECTION 7
                             AFFIRMATIVE COVENANTS

          The Borrower covenants and agrees with the Bank that, so long as any amount is owing to the Bank under any of the Loan Documents:

          Section 7.1  Information.
                       -----------

          (a)  The Borrower shall furnish to the Bank, within one hundred twenty
(120) days of the close of each fiscal year of the Borrower, one copy of the Annual Financial Statement for such fiscal year certified by the Accountants. Each Annual Financial Statement shall be complete and correct in all material respects and shall be prepared in accordance with GAAP applied consistently throughout, except as approved by the Accountants and disclosed therein.

          (b) The Borrower shall furnish to the Bank within seventy-five (75) days following the end of each of the first three fiscal quarters of each fiscal year of the Borrower one copy of the Quarterly Financial Statement for the portion of the fiscal year through such date.

          (c) The Borrower shall furnish to the Bank, within thirty (30) days of its receipt from the Manager, one copy of the final Annual Operating Projection (as defined in Section 9.03 of the Hotel Management Agreement).

          (d) The Borrower shall furnish to the Bank within thirty (30) days after the last of each fiscal quarter of each fiscal year of the Borrower, a certificate of the Borrower (substantially in the form of Exhibit H attached hereto) signed by the General Partner stating that, to the best of such partner's knowledge, after reasonable investigation, during the fiscal quarter preceding the date of such certificate the Borrower has observed or performed all of its covenants and other agreements contained in this Agreement and each Related Document to which the Borrower is a party to be observed, performed or satisfied by it, and that such partner has obtained no knowledge of any Default or Event of Default, except as may be specified in such certificate.

          (e) The Borrower shall furnish to the Bank, within five (5) days after receipt thereof from the Manager, one copy of its Rent Letter (substantially in the form of Exhibit D attached hereto) in respect of each four-week period.

          (f) Within five (5) days after receipt thereof from the Manager (provided that if such evidence and budgets shall not have been received by February 15 of each year, the Borrower shall use its reasonable efforts to obtain such evidence and budgets as soon as practicable), commencing in 1996, the Borrower shall furnish to the Bank (i) evidence that the Repairs and Equipment Reserve balance has been maintained at five percent (5%) of Gross Revenue at all times from and after June 16, 1995, (ii) the then current annual Building Estimate budget, and (iii) the then current five year projected budget for Repairs and Equipment Reserve. From and after the Closing Date, the Repairs and Equipment Reserve balance shall be maintained at an account at the Bank (the "FF&E Account"). If any such Building Estimate budget reflects a deficiency in excess of $750,000 in the funds required for the refurbishing of the Hotel in 1996 and 1997 and for other purposes required by Section 8.02 of the Hotel Management Agreement, the Borrower shall also furnish to the Bank a plan for the funding of such deficiency. In addition, the Borrower shall cause the Manager to furnish to the Bank for each four-week accounting period a statement as to the receipt and disbursement of funds from the Repairs and Equipment Reserve during the prior four-week accounting period and the remaining balance at the end of such four-week accounting period in the Repairs and Equipment Reserve. The Borrower agrees that no variation in excess of fifteen percent (15%) of budgeted expenditures for any fiscal year of the amount of capital expenditures contained in any budget submitted to the Bank shall occur or be approved without first obtaining the prior written consent of the Bank, which consent shall not be unreasonably withheld or delayed.

          (g) The Borrower will furnish to the Bank, promptly after request therefor, such additional financial and other information as the Bank may from time to time reasonably request.

          Section 7.2  Discharge of Obligations: Liens.  The Borrower (whether
                       -------------------------------
in its individual capacity or as a general partner of the Lauderdale Beach Association) shall pay, discharge, or otherwise satisfy, or cause to be paid, discharged or otherwise satisfied, at or before maturity or before they become delinquent or in default, as the case may be, all of the Borrower's obligations, liabilities and Indebtedness in accordance with the terms thereof, except where any such obligation, liability or Indebtedness is being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided and are being maintained on the books of the Borrower. The Borrower shall keep the Hotel free and clear of all Liens other than Liens permitted under the Loan Documents.

          Section 7.3  Maintenance of Existence.  The Borrower shall (i) keep in
                       ------------------------
full force and effect its partnership existence, except for automatic dissolutions resulting from the admission or termination of partners as permitted by this Agreement and (ii) comply with all Requirements of Law material to the conduct of its business (including, without limitation, continuing to be qualified to engage in business in each such jurisdiction where such qualification is required) and the performance of its obligations under this Agreement and the other Related Documents to which it is a party.

          Section 7.4  Access to Records.  The Borrower shall keep proper books
                       -----------------
of record and account in which full, true and correct entries in conformity with the Partnership Agreement, GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its activities. The Borrower shall permit representatives of the Bank and such Participants as shall be designated from time to time as "Co-Agent Participants" on Exhibit A, as often as may reasonably be requested, on two (2) Business Days' prior notice and for a proper business purpose, to examine and make abstracts from any of its books and records and, upon such notice as is reasonable under the circumstances, to enter and inspect the Hotel, and to discuss the business, operations, properties and financial and other condition of the Borrower with the General Partner.

          Section 7.5  Furnishing Notice.  The Borrower shall, as soon as
                       -----------------
possible after the General Partner obtains knowledge thereof, give notice to the Bank of:

          (a) the occurrence of any Default or Event of Default or the occurrence of any material default under or material breach of any of the Related Documents;

          (b) any litigation, investigation or proceeding which may exist at any time with respect to the Borrower or the Hotel (except any litigation, investigation or proceeding involving claims for amounts which are insured) where the amount claimed or, if unstated, the amount reasonably expected to be claimed exceeds $2,500,000.00 and all disputes and proceedings involving organized labor which would be likely to have a material adverse effect on the Hotel or its operations; and

          (c) any change in the business, operations, property or financial or other condition of the Borrower which is materially adverse in the reasonable judgment of the Borrower.

Each notice pursuant to this Section 7.5 shall be signed by the General Partner on behalf of the Borrower and shall set forth details of the occurrence referred to therein and state what action the Borrower has taken, and proposes to take, with respect thereto.

          Section 7.6  Hotel Management Agreement.  The Borrower shall duly
                       --------------------------
perform in all material respects the obligations contemplated to be performed by it under the Hotel Management Agreement and shall, with due diligence and in a reasonable and prudent manner, enforce its rights under the Hotel Management Agreement.

          Section 7.7  Proceeds of the Loans.  The Borrower shall apply the
                       ---------------------
proceeds of the Loan solely for the purposes set forth in Section 2.2.


                                   SECTION 8
                              NEGATIVE COVENANTS

          The Borrower hereby covenants and agrees with the Bank that, so long as any amount is owing to the Bank under any of the Loan Documents:

          Section 8.1  Consolidation, Mergers, Name Changes and Sales of Assets.
                       --------------------------------------------------------
The Borrower shall not (a) consolidate with or merge into any other Person, (b) change its name or (c) sell, lease or otherwise transfer the Hotel or any interest therein or any portion thereof or any assets directly related thereto to any other Person, unless (i) the Bank gives its prior written consent thereto and (ii) in the case of a sale of the Hotel, the purchaser thereof expressly assumes in writing, in form and substance satisfactory to the Bank, all the Borrower's obligations to the Bank under this Agreement and the Related Documents to which the Borrower is a party.

          Section 8.2  Place of Business.  The Borrower shall not change its
                       -----------------
chief executive office outside Montgomery County, Maryland.

          Section 8.3  Incurrence of Indebtedness.  The Borrower shall not
                       --------------------------
create, incur, assume or suffer to exist any Indebtedness of or relating to the Borrower of any kind or nature, except: (a) unsecured Indebtedness in an amount equal to $9,146,661.59 plus accrued but unpaid interest in connection with an existing ballroom loan serviced by the Borrower, which loan is subordinate to the Loan; (b) other unsecured Indebtedness in an aggregate outstanding principal amount not to exceed $7,000,000, provided that (i) such Indebtedness is subordinate to the Loan on terms and conditions satisfactory to the Bank, (ii) the proceeds of such Indebtedness shall be used solely for capital expenditures or for repairs and maintenance of the Hotel and (iii) the lender of such Indebtedness is Host Marriott, the Manager or any Affiliate of either such Person; and (c) Indebtedness in respect of leases for personal property which would not be classified as capital leases in accordance with GAAP, provided that the aggregate annual rental payments with respect to such leases shall not exceed $300,000.

          Section 8.4  Purchase of Property.  The Borrower shall not purchase
                       --------------------
any property (other than personal property and fixtures in the ordinary course of business to be used in connection with any of the Hotels (as such term is defined in the Partnership Agreement), or any interest therein, whether real or personal, tangible or intangible, whether for investment or resale or for any other purpose whatsoever, except with the prior written approval of the Bank.

          Section 8.5  Maintenance of Purpose.  The Borrower shall not engage in
                       ----------------------
any business or operate for any purpose other than that set forth in Section
2.03 of the Partnership Agreement.

          Section 8.6  Payments.  The Borrower shall not make any distributions
                       --------
to its partners of Operating Profit from the Hotel and shall not make repayments of loans made by any partner of the Borrower to the Borrower out of Operating Profit from the Hotel (x) if payment of such distributions or repayment of such loans would result in the Borrower not having sufficient funds with which to pay amounts then payable to the Bank as Debt Service or (y) following and during the continuance of an Event of Default (whether declared or undeclared) under
Section 9.1(a), and all such distributions to the partners of the Borrower from Operating Profit from the Hotel and such repayment of indebtedness shall be subordinated to Debt Service on the Loan. At any time that the Borrower is permitted to make distributions to its partners as aforesaid, the Borrower will not make such distributions to its partners more frequently than semi-annually.

          Section 8.7  Amendments to Agreements.
                       ------------------------

          (a) The Borrower shall not terminate or enter into or consent to any amendment, modification, waiver or supplement of any provision of the Hotel Management Agreement without the prior written consent of the Bank which consent shall not be unreasonably withheld, except that such consent of the Bank shall not be required for any waiver, amendment or modification of any provision of the Hotel Management Agreement that does not in any way (i) affect the respective obligations of Host Marriott or the Borrower owed to the Bank under this Agreement and the other Related Documents, (ii) impair the rights and remedies of the Bank under this Agreement and the other Related Documents or the position and interests of the Bank as a secured party entitled to the security interests and to receive payments as contemplated by this Agreement and the other Related Documents, or (iii) impair the value of the Borrower's interests in the Hotel or the Hotel Management Agreement; provided, however, that sections 1.01, 1.02 (including any of the sections referred to therein to the extent they relate to the definition of terms used in the Hotel Management Agreement), 4.02, 5.01, 5.04, 5.05, 8.02(B), 10.01 (if the result of any such waiver, amendment or modification would be that the name associated with the Hotel would be a name other than that of the Marriott hotel system, generally), 12.02, 12.03,12.04,
13.01 and 16.01 of the Management Agreement shall not, in any event be waived, amended or modified without the prior written consent of the Bank.

          (b) The Borrower shall not, either as a general partner or a limited partner, terminate or enter into or consent to any amendment, modification, waiver or supplement of any material provision of the Partnership Agreement, the Lease or the Lauderdale Beach Association Partnership Agreement or refinance any of the Indebtedness referred to in Section 6.1(d) above other than on a non-recourse basis substantially similar to that referred to in such Section 11.7, without the prior written consent of the Bank, which consent shall not be unreasonably withheld, except that such consent shall not be required for any waiver, amendment or modification of any provision of any such agreement that does not in any way (i) affect the obligations of the Borrower owed to the Bank under the Related Documents, (ii) impair the rights and remedies of the Bank under the Related Documents or the position and interests of the Bank as a secured party entitled to the security interests and to receive payments as contemplated by the Related Documents, or (iii) impair the value of the Borrower's interests in the Hotel or the Hotel Management Agreement.

          Section 8.8  Other Activities.  The Borrower shall not terminate,
                       ----------------
substantially modify or replace the Lease unless the Borrower reasonably believes, on the basis of advice of counsel, that such action is necessary or desirable in order to fulfill the Borrower's fiduciary duty to other investors in the Lauderdale Beach Association, respectively, or both; except for any waiver, amendment or modification of any provision of any such agreement that does not in any way (i) affect the obligations of the Tenant (as defined in the Lease) to pay rent under the Lease in amounts sufficient to permit Lauderdale Beach Association to meet its obligations thereunder as they come due, (ii) impair the rights and remedies of the Bank under the Related Documents or the position and interests of the Bank as a secured party entitled to the security interests and to receive payments as contemplated by the Related Documents or
(iii) directly or indirectly impair the value of the Borrower's interests in the Hotel.


                                   SECTION 9
                               EVENTS OF DEFAULT

          Section 9.1  Events of Default.  The occurrence of any of the
                       -----------------
following events shall be an "Event of Default" hereunder unless waived by the Bank pursuant to Section 11.1:

          (a) the Borrower shall fail to pay (i) any principal or interest due hereunder in respect of the Loan within one (1) Business Day following the due date of such amount, (ii) any amounts payable pursuant to Section 3.1(b), (c) or
(d) or 11.5 within fifteen (15) Business Days following written demand of the Bank, or (iii) any other amount due pursuant to this Agreement on the date when such amount is due and payable pursuant to the terms of this Agreement; or

          (b) any representation or warranty made by the Borrower pursuant to this Agreement, the Mortgage, the Assignment of Rents or the Environmental Indemnity, any representation or warranty made or deemed made in connection with information provided by the Borrower pursuant to Section 7.1, or any other representation or warranty made or deemed made by the Borrower or any other party to any Loan Document (other than the Bank) in any of the Loan Documents or in any certificate, document, financial or other written statement furnished to the Bank at any time under or pursuant to the terms of any Loan Document, shall prove to have been false or incorrect in any material respect when made or deemed made and the event or condition unrepresented affects the validity, binding effect or enforceability of any of the Loan documents or materially and adversely affects the Borrower's or such party's ability to perform its obligations under any of the Loan Documents; or

          (c) (i) any party (other than the Bank) to any Loan Document (other than this Agreement) shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to any of the Loan Documents (other than this Agreement) and such default shall continue beyond any grace period specifically applicable thereto pursuant to the terms of such Loan Documents; or (ii) an Event of Default (as defined in any Loan Document other than this Agreement) shall have occurred and be continuing under such Loan Document; or (iii) the Borrower shall fail to perform or observe any term, covenant or agreement (A) contained in Section 7.1 hereof or the second sentence of Section 7.4 hereof within thirty (30) days after receipt of notice from the Bank, (B) contained in Section 7.3(ii) hereof within (30) days after such failure shall become known to the Borrower, provided, however, if such failure is susceptible to cure but is not susceptible to cure within such thirty (30) day period, the Bank shall not exercise its rights and remedies hereunder if the Borrower shall, prior to the expiration of such thirty (30) day period, commence the cure of such failure and shall thereafter prosecute the same to completion prior to the expiration of ninety (90) days from the date upon which such failure shall become known to the Borrower; or (C) contained in the first sentence of Section 7.4 hereof or in Section 7.5 hereof within thirty (30) days after such failure shall become known to the Borrower or (D) contained in any other provision of Sections 7 or 8; or (iv) the Manager shall cease to be manager of the Hotel; or

          (d) any provision affecting the obligation to make payments under this Agreement shall at any time for any reason cease to be valid and binding on the Borrower or shall be declared to be null and void without the necessity of election by the Borrower, or the validity or enforceability of any material provision of any of the Loan Documents shall be contested by the Borrower or any Governmental Authority or the Borrower shall deny that it has any or further liability or obligation under any of the Loan Documents; or

          (e) any default shall occur with respect to any Indebtedness of the Borrower in respect of which the Borrower has personal liability aggregating $2,500,000.00 or more, which shall not have been cured within the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created unless the Borrower shall have satisfied, or caused to be satisfied, all of its obligations with respect thereto; or

          (f)  the Borrower or the General Partner shall:

               (i)    make a general assignment for the benefit of creditors; or

               (ii) file a petition in bankruptcy, petition or apply to any tribunal or applicable Governmental Authority for the appointment of a custodian, receiver, conservator, trustee or other official with similar powers for it or a substantial part of its property or assets, or commence any case or proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation or similar law or statute or any jurisdiction, whether now or hereafter in effect; or

               (iii) indicate its consent to, approval of or acquiescence in any such petition or application filed against it, any case or proceeding commenced against it or any order for relief or the appointment of a custodian, receiver, conservator, trustee or other official with similar powers or regulatory authority for it or any substantial part of any of its properties or assets; or suffer to exist any such case or proceeding in which an order for relief is entered; or suffer to exist any such case or proceeding, or any such custodianship, receivership, conservatorship, trusteeship or jurisdiction of such other official or regulatory authority, undischarged for a period of sixty (60) days or more; or

               (iv)   generally fail to pay its debts as such debts become due;
or

               (v) have concealed, removed, or permitted to be concealed or removed, any part of its property, with intent to hinder, delay or defraud its creditors or any of them, or have made or suffered a transfer of any of its property which is fraudulent under any bankruptcy, fraudulent conveyance or similar law, or have suffered or permitted, while insolvent, any creditor to obtain a Lien upon any of its property through legal proceedings or distraint which is not vacated within thirty (30) days from the date such Lien is created; or

               (vi) take any appropriate corporate action to authorize any of the foregoing; or

          (g) any authorization or approval of any Governmental Authority or otherwise, or any consent or waiver under any resolution, indenture or loan or credit agreement or any other agreement or instrument to which the Borrower is a party or by which the Borrower or any of its properties may be bound or affected which authorization, approval, consent or waiver is necessary to enable the Borrower to comply with its obligations to pay any amounts due or perform any other material obligations under any of the Loan Documents, is revoked, rescinded, withdrawn, withheld or otherwise ceases to be in full force and effect; or

          (h) any of the Related Documents to which the Bank is not a party is terminated, amended or modified, or the provisions of it are waived, in any respect without the prior written consent of the Bank, except as may otherwise be permitted in any Loan Document to which the Bank is a party; or

          (i) if at any time there shall be rendered by courts or Governmental Authorities aggregate judgments against the Borrower in respect of which the Borrower has personal liability in excess of $2,500,000.00 that have been entered and are enforceable, and have not been satisfied within any time period for payment provided in any relevant judgment; or

          (j) the General Partner shall at any time or for any reason whatsoever fail to perform any of its obligations under the Partnership Agreement or shall take an action which would cause it to be in breach of any material provision thereof which has or will have a material adverse effect on the Bank's interests as a secured party entitled to the security interests and to receive payments as contemplated by the Related Documents; or

          (k) the General Partner shall terminate, dissolve or enter into a consent to any amendment, modification, waiver or supplement of any provision of the Partnership Agreement without the prior written consent of the Bank, which consent shall not be unreasonably withheld except that such consent of the Bank shall not be required (i) for any waiver, amendment or modification of any provision of the Partnership Agreement that does not in any way (x) affect the respective obligations of the Borrower to the Bank under this Agreement or any other Related Document, (y) impair the rights and remedies of the Bank under this Agreement or any other Related Documents or the position and interests of the Bank as a secured party entitled to the security interests and to receive payments as contemplated by this Agreement and the other Related Documents, or
(z) impair the value of the Borrower's interests in the Hotel or the Hotel Management Agreement; and (ii) for any partner other than Host Marriott or its Affiliates to sell all or any portion of its partnership interest in the Borrower; or

          (l) Host Marriott shall at any time fail to own, directly or indirectly, all of the issued and outstanding capital stock of the General Partner or the General Partner shall at any time fail to be the record and Beneficial Owner and holder of a general partnership interest in the Borrower of at least 1%; or

          (m) the Manager shall at any time or for any reason whatsoever fail to perform any of its obligations under the MI Guaranty Agreement or shall take an action which would cause it to be in breach of any material provision thereof; or

          (n) if at any time a judgment creditor or other lienholder commences foreclosure proceedings against the Hotel and such proceedings are not dismissed or effectively stayed within five (5) days of such commencement.

                                  SECTION 10
                            CONSEQUENCES OF DEFAULT

          Section 10.1   Remedies.
                         --------

          (a) If an Event of Default shall occur and be continuing the Bank shall have the right, at is sole option, by written notice to the Borrower (except for an Event of Default set forth in Section 9.1(f)(ii) or Section 9.1(f)(iii), in which event no notice shall be required), to declare all amounts accrued but unpaid under this Agreement and each of the Related Documents to which the Bank is a party to be immediately due and payable and such amounts shall thereupon become due and payable without presentment, demand, protest or notice of any kind, other than the notice specifically required by this Section 10.1(a), all of which are hereby expressly waived by the Borrower. The Borrower shall pay to the Bank any Breakage Costs arising out of such declaration and acceleration.

          (b) If an Event of Default shall occur and be continuing, in addition to the rights of the Bank pursuant Section 10.1(a), the Bank may, subject to the provisions of Section 11.7, pursue such rights and remedies against the Borrower or otherwise as are provided under and pursuant to this Agreement and the Related Documents and as may be available to the Bank at law or in equity. No waiver of any Event of Default shall constitute a waiver of any other or any succeeding Event of Default except to the extent provided in such waiver.


                                  SECTION 11
                                 MISCELLANEOUS

          Section 11.1 Amendments.  No amendment or waiver of any provision of
                       ----------
this Agreement and no consent to any departure by the Borrower therefrom shall in any event be effective unless the same shall be in writing and signed by the Bank, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          Section 11.2 Notices.  Any notice and other communication required or
                       -------
permitted hereunder shall be in writing and shall be personally delivered, sent by facsimile transmission or sent by certified, registered mail, postage prepaid to the addresses set forth below.

          if to the Borrower, to:

               Marriott Hotel Properties Limited Partnership
               c/o Host Marriott Corporation
               10400 Fernwood Road
               Bethesda, Maryland 20817
               Telecopy No. (301) 380-8260
               Attention: Partnership Services

          with a copy to:

               Host Marriott Corporation
               10400 Fernwood Road
               Bethesda, Maryland 20817
               Telecopy No. (301) 380-6332
               Attention: General Counsel

          If to the Bank, to:

               The Sanwa Bank Limited, New York Branch
               Park Avenue Plaza
               55 East 52nd Street
               New York, New York 10055
               Telecopy No. (212) 754-1304
               Attention: Tony S. Choi

          with a copy to:

               Winston & Strawn
               175 Water Street
               New York, New York 10038
               Telecopy No. (212) 858-4700
               Attention: Richard B. Teiman, Esq.

All notices and other communications shall be deemed to have been duly given, on
(i) the date of delivery if delivered personally, (ii) the date of receipt if sent by facsimile transmission or (iii) the date of receipt if sent by mail, whichever shall first occur. Any person may by notice given in accordance with this Section 11.2 to each of the other Persons listed above designate another address for receipt of notices and other communications hereunder.

          Section 11.3  No Waiver. No failure on the part of the Bank to
                        ---------
exercise, and no delay in exercising, any right hereunder or single or partial exercise thereof or the exercise by the Bank of any other rights, shall operate as a waiver of any right hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

          Section 11.4  Continuing Obligation: Assignments and Participations.
                        -----------------------------------------------------
This Agreement is a continuing obligation and shall (i) be binding upon the Borrower, the Bank and their respective successors and permitted transferees and assigns and (ii) inure to the benefit of and be enforceable by the Borrower, the Bank and their respective successors and permitted transferees and assigns; provided, however, that the Borrower may not (by operation of law or otherwise) sell, transfer or assign any of its rights or delegate or transfer any of its obligations under this Agreement without the prior written consent of the Bank. The Bank and the Participants may grant participations in its rights and obligations under this Agreement and the Loan Documents without the consent of the Borrower; provided, however, that the Borrower shall have no obligation to pay any indemnity pursuant to Section 3.1(b) or 3.1(c) hereof for the account of a Participant (or any participant of such Participant) in excess of the lesser of (x) the amount actually incurred by the Participant or such participant and
(y) the comparable indemnity (if any) that the Borrower would have had to pay to the Bank in respect of the participated amount had the Bank not sold such participation.

          Section 11.5  Indemnification. The Borrower shall indemnify the Bank
                        ---------------
and each Participant for and hold the Bank and each Participant harmless from and against any and all claims, damages, losses, liabilities, reasonable costs and expenses of any kind whatsoever which the Bank (or such Participant) may incur (or which may be claimed against the Bank (or such Participant) by any Person whatsoever) by reason of, or in connection with the execution and delivery of this Agreement or the performance of the Bank's (or such Participant's) obligations under the Loan Documents; provided, however, the Borrower shall have no obligation to indemnify the Bank (or such Participant) for any such claims, damages, losses, liabilities, costs or expenses arising by reason of the gross negligence or willful misconduct of the Bank (or such Participant, as the case may be).


          Section 11.6  Confidentiality.  The Borrower will supply the
                        ---------------
information required pursuant to Sections 7.1 solely for the use of the Bank and the Bank agrees to keep the information received pursuant to Section 7.1 confidential and shall not supply such information or any part thereof to any person not employed or affiliated with the Bank; provided, however, that the Bank and the Participants may supply the information provided pursuant to
Section 7.1 to any bank or financial institution which has purchased or is considering purchasing a participation in the Loan. Notwithstanding anything to the contrary set forth herein, the confidentiality obligations referred to in this Section 11.6 shall not apply to (i) information publicly known through no wrongful act of the Bank and (ii) information required to be disclosed by applicable law, regulation or judicial or regulatory process.


          Section 11.7  Liability of the Partners Limited.  Notwithstanding
                        ---------------------------------
any contrary provision of this Agreement, it is hereby expressly agreed that except as otherwise provided in this Section 11.7, neither the Borrower nor the General Partner, nor any legal representative, successor or assign of the Borrower or the General Partner, nor any officer, director, shareholder of or partner in the Borrower or the General Partner, nor any other principal in the Borrower or the General Partner, whether disclosed or undisclosed, shall have any personal liability for (i) the Payment of any sum of money which is or may be payable hereunder or under the Mortgage or Mortgage Note or any other Loan Document to which the Borrower is a party, including, but not limited to, the repayment of the Loan, or (ii) the performance or discharge of any covenants or undertakings of the Borrower hereunder or under the Loan Documents, and in the event of any Event of Default hereunder or any default or event of default under the Mortgage Note or any other Loan Document, the Bank shall proceed solely against the Mortgaged Property and any other collateral given as security for payment of the Mortgage Note, and the Bank shall not seek or claim recourse against the Borrower or the General Partner or any legal representative, successor or assign of the Borrower or the General Partner or any officer, director, shareholder of or partner in the Borrower or the General Partner or any other principal in the Borrower or the General Partner, whether disclosed or undisclosed, for any deficiency or any personal judgment after a foreclosure of the lien of the Mortgage or the Assignment of Rents, or both, or for the performance or discharge of any covenants or undertakings of the Borrower hereunder or under the Mortgage Note, the Mortgage or any other Loan Document. Notwithstanding the foregoing, nothing contained in this Section 11.7 shall (a) impair the validity of the Loan or in any way affect or impair the lien of the Mortgage or the Assignment of Rents or the right of any holder of the Mortgage Note or secured party under the Mortgage or the Assignment of Rents to foreclosure the Mortgage or enforce the Assignment of Rents following an Event of Default hereunder or prevent the Bank or any holder of the

Mortgage Note from exercising any rights or remedies under any of the Loan Documents or any of the other Related Documents against the Borrower, the Mortgaged Property or any other collateral or (b) relieve the Borrower or the General Partner of any personal liability for any loss, cost, expense, damage or liability, including, without limitation, reasonable attorney's fees and disbursements, suffered or incurred by the Bank arising out of or resulting from
(x) any representation or warranty contained in any of the Loan Documents made by the Borrower or the General Partner having been false or incorrect in a material respect when made and having been made with fraudulent intent, (y) any amount distributed to the General Partner in violation of any provision of any of the Loan Documents or (z) fraud or breach of trust, including, but not limited to, misapplication of Loan proceeds advanced pursuant hereto and the Mortgage Note or any insurance proceeds or condemnation awards or other sums which are part of the Mortgage Property that may come into the Borrower's possession or control or (c) relieve the Borrower or the General Partner of any personal liability under the Environmental Indemnity. The provisions of this
Section 11.7 shall not affect any separate guaranty or similar undertaking with respect to all or any part of the Loan or any subsequent assumption of the obligations with respect to the Loan or the Mortage.

          Section 11.8 Application of Proceeds.
                       -----------------------

          (a) Unless an Event of Default shall occur and be continuing, all payments received by the Bank under this Agreement or the Related Documents shall be applied by the Bank to the obligations of the Borrower under this Agreement in the following order of priority:

               (i) First to default interest due on amounts payable under this Agreement, if any;

               (ii)   then payment of amounts payable pursuant to Section
3.1(a);

               (iii) then to amounts payable pursuant to Section 3.1(d) and any other expenses of counsel or other professional advisors and out-of-pocket expenses and costs payable pursuant to the terms of this Agreement;

               (iv) then to the payment or reimbursement of amounts payable pursuant to Section 3.1(b) and (c);

               (v)    then to the payment of interest payable to Section 2.5;

               (vi)   then to the payment of principal due on the Loan;

               (vii)  then to mandatory prepayments of the Loan pursuant to
Section 2.4(b) (including, without limitation, any Breakage Costs);

               (viii) finally to optional prepayments of the Loan pursuant to
Section 2.4(a) (including, without limitation, any Breakage Costs).

Partial prepayments of the Loan shall be applied against the outstanding principal balance of the Loan in the reverse order of maturity.

          (b) Upon the occurrence and during the continuance of an Event of Default, all payments received by the Bank under this Agreement or the Related Documents shall be applied by the Bank to the obligations of the Borrower under this Agreement in the following order of priority (references are to the clauses contained in Section 11.8(a)): first under clause (iii), then under clause (i), then under clause (iv), then under clause (ii), then under clause (v), then under clause (vi), then under clause (vii), and finally, under clause (viii).

          Section 11.9   Counterparts.  This Agreement may be executed by the
                         ------------
parties hereto in separate counterparts, each of which when so executed shall constitute an original but all such counterparts, when taken together, shall constitute one and the same instrument.

          Section 11.10  Entire Agreement.  This Agreement and the other Related
                         ----------------
Documents and the other agreements and instruments delivered in connection herewith and therewith contain the entire agreement between the parties concerning the subject matter hereof and thereof and supersede all prior agreements, arrangements and understandings relating to the subject matter hereof and thereof.

          Section 11.11  Governing Law. This Agreement shall be governed by and
                         -------------
construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within such State.

          Section 11.12  Submission to Jurisdiction; Waiver of Jury Trial.
                         ------------------------------------------------

          (a) THE BORROWER AND THE BANK EACH HEREBY IRREVOCABLY CONSENT THAT ANY SUIT, LEGAL ACTION OR PROCEEDING AGAINST IT OR ANY OF ITS PROPERTY WITH RESPECT TO ANY OF THE RIGHTS OR OBLIGATIONS ARISING DIRECTLY OR INDIRECTLY UNDER OR RELATING TO THE LOAN DOCUMENTS TO WHICH IT IS A PARTY, SUBJECT TO THE LIMITATIONS CONTAINED IN SECTION 11.7, MAY BE BROUGHT IN ANY NEW YORK STATE OR UNITED STATES FEDERAL COURT LOCATED IN THE BOROUGH OF MANHATTAN, CITY AND STATE OF NEW YORK, AS THE BANK MAY ELECT, AND BY EXECUTION AND DELIVERY OF THE LOAN DOCUMENTS TO WHICH IT IS A PARTY THE BORROWER AND THE BANK EACH HEREBY IRREVOCABLY SUBMIT TO AND ACCEPT WITH REGARD TO ANY SUCH SUIT, LEGAL ACTION OR PROCEEDING, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. The Borrower hereby irrevocably designates, appoints and empowers Prentice Hall Corporation System, Inc. as its agent to receive for and on its behalf service of process in New York in any suit, legal action or proceeding with respect to the Related Documents to which it is a party. A copy of any such process served on such agent shall be promptly forwarded by airmail by the Person commencing such suit, legal action or proceeding to the Borrower at its address set forth in Section 11.2, but the failure of the agent to send, or of the Borrower to received, such copy shall not affect in any way the validity or sufficiency of the service or process by service upon such agent. THE BORROWER AND THE BANK EACH FURTHER IRREVOCABLY CONSENT TO THE SERVICE OF PROCESS IN ANY SUCH SUIT, LEGAL ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED AIRMAIL, POSTAGE PREPAID, RETURN RECEIPT REQUESTED, TO THE BORROWER AND THE BANK AT THEIR RESPECTIVE ADDRESSES SET FORTH IN SECTION 11.2 (AS CHANGED BY NOTICE FROM TIME TO TIME AS PROVIDED THEREIN). The foregoing shall not limit the right of the Bank or the Borrower to serve process in any other manner permitted by law or, subject to the limitations contained in Section 11.7, to bring any suit, legal action or proceeding or to obtain execution of judgment in any other jurisdiction, including, without limitation, Florida or Maryland.

          (b) The Borrower and the Bank each hereby irrevocably waive any objection which they may now or hereafter have to the laying of venue of any suit, legal action or proceeding arising directly or indirectly under or relating to the Related Documents to which they are parties, subject to the limitations contained in Section 11.7, in any court located in the Borough of Manhattan, City and State of New York or located in the State of Florida and hereby further irrevocably waive any claim that a court located in the Borough of Manhattan, City and State of New York or the State of Florida is not a convenient forum for any such suit, legal action or proceeding.

          (c) The Borrower and the Bank each hereby irrevocably waive any right they may have under the laws of any jurisdiction to commence by publication any suit, legal action or proceeding with respect to the Related Documents to which they are parties.

          (d) The Borrower hereby irrevocably agrees that any suit, legal action or proceeding commenced by it against the Bank with respect to any rights or obligations arising directly or indirectly under or relating to the Related Documents to which it is a party shall be brought exclusively in any New York State or United States Federal court located in the Borough of Manhattan, City and State of New York.

          (e) THE BORROWER AND THE BANK EACH HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

          Section 11.13  Waiver of Immunity. To the extent that the Bank or any
                         ------------------
of its properties, assets or revenues may have or may hereafter become entitled to, or have attributed to it, any right of immunity, on the grounds of sovereignty or otherwise, from any legal action, suit or proceeding, from the giving of any relief in any thereof, from set off or counterclaim, from the jurisdiction of any court, from service or process, from attachment upon or prior to judgment, from attachment in aid of execution or judgment, or from execution of judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of any judgment, in any jurisdiction in which proceedings may at any time be commenced, with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Agreement, to the extent it may lawfully do so, the Bank hereby irrevocably and unconditionally waives, and agrees not to plead or claim, any such immunity and consents to such relief and enforcement.

          Section 11.14  Headings. Section headings in this Agreement are
                         --------
included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

          Section 11.15  Severability. If any provision hereof is invalid or
                         ------------
unenforceable in any jurisdiction, then, to the fullest extent permitted by law,
(i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be construed in order to carry out the intentions of the parties hereto, including, without limitation, Section 11.7, to the fullest extent permitted by law; and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

          Section 11.16  Waiver of Setoff. The Bank hereby waives any Lien or
                         ----------------
right of setoff it may have on or with respect to the FF&E Account and any monies from time to time deposited in or credited to such account and any proceeds thereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                       MARRIOTT HOTEL PROPERTIES
                                       LIMITED PARTNERSHIP

                                       By: Hotel Properties Management, Inc.,
                                             its general partner


                                       By: /s/ Ted Middleton
                                           _____________________________________
                                             Name: Ted Middleton
                                             Title: VP



                                       THE SANWA BANK LIMITED, acting by and
                                             through its New York Branch


                                       By: /s/ Tony Choi
                                           _____________________________________
                                             Name: Tony Choi
                                             Title: VP

                                                                       EXHIBIT A

                             List of Participants
                             --------------------

                             Co-Agent Participants
                             ---------------------

                  Connecticut General Life Insurance Company
                     Credit Lyonnais Cayman Island Branch

                                 Participants
                                 ------------

                                  Asahi Bank
                             The Chiba Bank, Ltd.
                             The Daiwa Bank, Ltd.
          The International Commercial Bank of China, New York Agency
                                 Shinhan Bank
                      The Toyo Trust & Banking Co., Ltd.

                                                                       EXHIBIT B
================================================================================
                           CERTIFICATE OF INSURANCE
THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS
                          UPON THE CERTIFICATE HOLDER
THIS CERTIFICATE DOES NOT AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE
                            POLICIES LISTED BELOW.
--------------------------------------------------------------------------------
  NAME AND ADDRESS OF AGENCY                   COMPANY
                                               LETTER  A  Fidelity and Casualty
  Becher & Carlson Insurance Services, Inc.               Company of New York
  21700 Oxnard Street, Suite 1800           ------------------------------------
  Woodland Hills, CA 91367                     COMPANY
                                               LETTER  B  Continental Insurance
                                                          Company
                                            ------------------------------------
                                               COMPANY
                                               LETTER  C  General Reinsurance
                                                          Corporation
--------------------------------------------------------------------------------
  NAME AND ADDRESS OF INSURED                  DESCRIPTION OF
                                               OPERATIONS/LOCATIONS/VEHICLES
  Marriott International, Inc.
  and subsidiaries                              Marriott's Orlando World Center
  Marriott Drive                                World Center Drive
  Washington, D.C. 20058          33 7EO        Orlando, FL 32821
  Attn: Dept. 924.36 (Insurance)
--------------------------------------------------------------------------------
  THIS IS TO CERTIFY THAT POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE AND ARE IN FORCE AT THIS TIME. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES.
--------------------------------------------------------------------------------

  COMPANY                                                           POLICY NUMBER        LIMITS OF LIABILITY IN THOUSANDS (000)
                         TYPE OF INSURANCE                                          ------------------------------------------------
   LETTER                                                           POLICY PERIOD                                 EACH
                                                                                                               OCCURRENCE  AGGREGATE
------------------------------------------------------------------------------------------------------------------------------------
                         GENERAL LIABILITY
                                              BROAD FORM
    A        [X] COMPREHENSIVE FORM       [X] PROPERTY DAMAGE                           BODILY INJURY AND
                                                                                         PROPERTY DAMAGE        $1,900
             [X] PREMISES-OPERATIONS      [X] INDEPENDENT            SRL334 5432            COMBINED           excess of
                                              CONTRACTORS            10/1/95 - 96                                $100
             [X] PRODUCTS COMPLETED                                                     -----------------                 ----------
                  OPERATIONS HAZARD       [X] PERSONAL INJURY                               PRODUCTS           retention
                                                                                            COMPLETED                         $3000
             [X] CONTRACTUAL INSURANCE    [X] LIQUOR LIABILITY                              OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
                        AUTOMOBILE LIABILITY
    A        [X] COMPREHENSIVE FORM       [X] HIRED                TEXAS: SRP 507 4961   BODILY INJURY AND
                                                                All Others: SRB 139 3136  PROPERTY DAMAGE       $2,000
             [X] OWNED                    [X] NON-OWNED              10/1/95 - 96            COMBINED
--------------------------------------------------------------------------------------------------------------------------
                          EXCESS LIABILITY
                                                                     SRU 334 5433        BODILY INJURY AND
    A        [X] UMBRELLA FORM                                       10/1/95 - 96         PROPERTY DAMAGE       $3,000
                                                                                             COMBINED
--------------------------------------------------------------------------------------------------------------------------
                    EXCESS WORKERS' COMPENSATION
    C                  (Self Insured States)                           X14156B                $20,000
                               and                                                      --------------------------------------------
                        EMPLOYERS LIABILITY                          10/1/95 - 96                               $2,000 (EACH
                                                                                                                         ACCIDENT)
------------------------------------------------------------------------------------------------------------------------------------
    A                   WORKERS' COMPENSATION                                                STATUTORY
                               and                            SRW 317 1004 10/1/95 - 96
    B                    EMPLOYERS LIABILITY                                            --------------------------------------------
                                                              SRW 317 1003 10/1/95 - 96                         $2,000 (EACH
                                                                                                                         ACCIDENT)
------------------------------------------------------------------------------------------------------------------------------------

  SPECIAL CONDITIONS

          Additional Insureds:  The Sanwa Bank, Limited
                                Marriott Hotel Properties Limited
                                Partnership

          Total Limit of Liability:  $25,000,000




--------------------------------------------------------------------------------
CANCELLATION: Should any of the above described policies be cancelled or materially changed before the expiration date thereof, the issuing company will mail 60 days written notice to the certificate
                                ----
              holder.

            -----------------------------------------
             NAME AND ADDRESS OF CERTIFICATE HOLDER:             October 18,1995
                The Sanwa Bank, Limited - New York
                Park Avenue Plaza                     DATE ISSUED---------------
                55 East 52nd Street
                New York, NY 10055                      XXXXXXXXXXXXXXXXXXX
                Attn:  Tony Choi                      --------------------------
                                                         AUTHORIZED SIGNATURE
            -----------------------------------------

           *SEE REVERSE SIDE FOR DESIGNATION OF ADDITIONAL INSUREDS.
================================================================================

                         MARRIOTT INTERNATIONAL, INC.
              LIABILITY INSURANCE EXCESS OF ATTACHED CERTIFICATE
                       October 1, 1995 - October 1, 1996

Layer                 Insurer                        Policy number                    Participation
-----                 -------                        -------------                    -------------
Layer 1:       Royal Indemnity Company                   RHA201408             $5,000,000 excess of $5,000,000
                                                                               (for a total of $10,000,000)

Layer 2:       Westchester Fire Insurance Company       XLA2606250             $10,000,000 excess of $10,000,000
                                                                               (for a total of $20,000,000

Layer 3:       Agriculture Insurance Company            EXC8727700             $5,000,000 excess of $20,000,000
                                                                               (for a total of $25,000,000

ALLENDALE INSURANCE COMPANY

 2100 Reston Parkway
 Suite 203
 Reston, VA 22091
 (703) 860-4101


                           CERTIFICATE OF INSURANCE
--------------------------------------------------------------------------------
 We hereby certify that insurance coverage is now in force with our company as outlined below. This Certificate does not amend, extend or otherwise alter the terms and conditions of insurance coverage contained in this policy.
--------------------------------------------------------------------------------

INSURED (NAME AND ADDRESS):

 MARRIOTT INTERNATIONAL, INC. AND                ACCOUNT NO. 1-33932
 SUBSIDIARIES
 MARRIOTT DRIVE
 BETHESDA, MD 20058                              ALLENDALE POLICY NO.LP-007
 ATTN: RISK MANAGEMENT DEPT.924.36               TERM OF POLICY 1-1-95 TO 4-1-96
--------------------------------------------------------------------------------

     Description and Location of        All-Risk coverage, including Boller &
     Insured Property                   Machinery, insuring real and personal
  (Includes Insured's Interest in       property on a repair or replacement
   Improvements & Betterments)          basis. Business interruption and Loss of
                                        Rents coverage provided on an actual
 LOC NO: D7E0                           loss sustained basis.
 ------------
   MARRIOTT'S ORLANDO WORLD CENTER
   8701 WORLD CENTER DR                 LIMIT OF LIABILITY:
                                        ------------------
   LAKE BUENA VISTA     FL    32821     Limit $2,000,000,000 (Earth Movement
                                        $200,000,000 excluding California and
                                        Hawaii, Flood $200,000,000)

--------------------------------------------------------------------------------
SPECIAL CONDITIONS

 ADDITIONAL INSURED:
 ------------------
 MARRIOTT HOTEL PROPERTIES LIMITED PARTNERSHIP



 MORTGAGEE
 ---------
 THE SANWA BANK, LIMITED

 A $500,000 PER OCCURRENCE, PER LOCATION DEDUCTIBLE APPLIES TO THE PERIL OF
 WIND.
 A $25,000 PER OCCURRENCE, PER LOCATION DEDUCTIBLE APPLIES TO ALL OTHER PERILS.


 AS THEIR INTERESTS MAY APPEAR, BUT ONLY TO THE EXTENT CONTRACTUALLY REQUIRED.
--------------------------------------------------------------------------------

     Cancellation: In the event of cancellation of this policy, the company will give 90 days notice of cancellation to the Certificate Holder named below.


     Name and Address of Certificate Holder:           Div/Unit No: 33-7E0
                                                                    -----------

                                                    Certificate No: D7E0-02
                                                                    -----------

                                                       Date Issued: 01-Jan-95
                                                                    -----------

      THE SANWA BANK, LIMITED - NEW YORK
      PARK AVENUE PLAZA
      55 EAST 52ND STREET
      NEW YORK, NY 10055                      By: /s/ Vincent Reyda
                                                 -------------------------------
      Attn: TONY CHOI                              Vincent Reyda, Underwriter

                                                                       EXHIBIT C


                            [INTENTIONALLY OMITTED]

[LOGO OF ORLANDO WORLD CENTER APPEARS HERE]                            EXHIBIT D




October 18, 1995


Marriott Hotel Properties
Limited Partnership
Department 924.25
10400 Fernwood Road
Bethesda, Maryland 20058


Gentlemen:

Enclosed are the consolidated Profit and Loss Statements, Balance Sheet and Escrow Analysis for Marriott's Orlando World Center for the period September 9 to October 6, 1995.
The following is a statement of the rental for the period indicated.

                                   CURRENT PERIOD             YEAR TO DATE
                                  09/09/95-10/06/95         12/31/94-10/06/95
                                ---------------------     ---------------------
                                          $                         $

SALES                                 6,934,339                89,618,204

HOUSE PROFIT                          2,606,432                37,735,249
Base Management Fee                     208,030                 2,688,546
Escrow Fund                             346,717                 3,883,109
Equipment Rent                            6,730                    67,355
Permits & Licenses                            0                    19,985
Insurance                                 7,835                    78,350
Personal Property Tax                    15,880                   165,418
Real Estate Tax                         247,800                 2,478,000
Other                                         0                    71,858

GROSS OPERATING PROFIT                1,773,440                28,282,628

Marriott Hotel Properties
Limited Partnership
October 18, 1995
Page 2


DISTRIBUTION OF PROFIT:
 MHPLP                     80%        1,418,752                  22,626,102
 MARRIOTT                  20%          354,688                   5,656,526



DISTRIBUTION TO MHPLP YEAR TO DATE 80%                           22,626,102
STANDASIDE 10% (Cumulative Pd7/92-Pd6/94)                         5,491,918
 Less: Distribution Previously Paid                             (18,211,041)
 Less: Standaside Previously Paid                                (5,491,918)
 Less: Standaside Recovery                                       (1,972,044)
                                                             --------------
Balance due to MHPLP                                              2,443,017

A transfer will be made in Week 4 of Period 11.

                                     Period                   Y.T.D.
                                     ------                   ------
        Average Rate               $125.25                  $132.21
        Occupancy Percent            66.2%                    79.9%




Regards,

/s/ Mike McClung
Mike McClung
Controller

\lp

Enclosure

cc: Mary Martin - Dept. 911.01
  : Regional Controller
  : General Manager - Marriott's Orlando World Center

                                                                       EXHIBIT E


THIS AMENDED AND RESTATED MORTGAGE AND SECURITY AGREEMENT AMENDS AND RESTATES THAT CERTAIN MORTGAGE AND SECURITY AGREEMENT RECORDED IN OFFICIAL RECORDS BOOK 4512, PAGE 3134, OF THE PUBLIC RECORDS OF ORANGE COUNTY, FLORIDA, AND SECURES THE RENEWAL MORTGAGE NOTE REFERRED TO HEREIN (THE "RENEWAL NOTE"). THE RENEWAL NOTE AMENDS, RESTATES AND RENEWS THE ORIGINAL MORTGAGE NOTE REFERRED TO HEREIN. THE RENEWAL NOTE IS EXEMPT FROM FLORIDA DOCUMENTARY STAMP TAXES PURSUANT TO FLORIDA STATUTES SECTION 201.09 AND FLORIDA ADMINISTRATIVE CODE RULE NO. 12B-4.054 AND IS EXEMPT FROM FLORIDA INTANGIBLE TAXES PURSUANT TO FLORIDA STATUTES SECTION 199.145(4).

================================================================================


                             AMENDED AND RESTATED
                        MORTGAGE AND SECURITY AGREEMENT

                                     From

                 MARRIOTT HOTEL PROPERTIES LIMITED PARTNERSHIP

                                      To

                            THE SANWA BANK LIMITED
                           acting by and through its
                                New York Branch

                        -------------------------------
                           Dated as of June 16, 1995
                        -------------------------------
================================================================================

                             PREPARED BY AND AFTER
                             RECORDING RETURN TO:

                             Farid R. Maluf, Esq.
                               Winston & Strawn
                               175 Water Street
                         New York, New York 10038-4981

                               TABLE OF CONTENTS
                               -----------------

                                                                            Page
GRANTING CLAUSES ............................................................  1


SECTION 1

     DEFINITIONS ............................................................  4

SECTION 2

     PARTICULAR COVENANTS OF MORTGAGOR.......................................  6
     Section 2.1  Performance of Mortgage, Loan Agreement and
                  Mortgage Note..............................................  6
     Section 2.2  Warranty of Title..........................................  6
     Section 2.3  Taxes, Liens and Utility Charges...........................  7
     Section 2.4  Insurance..................................................  8
     Section 2.5  Permits, Approvals and Compliance with Laws................ 12
     Section 2.6  Zoning Changes............................................. 12
     Section 2.7  Monthly Deposits........................................... 12
     Section 2.8  Condemnation............................................... 13
     Section 2.9  Care of Property........................................... 13
     Section 2.10 Further Assurances......................................... 14
     Section 2.11 After Acquired Property.................................... 15
     Section 2.12 Leases Affecting Property.................................. 15
     Section 2.13 Expenses................................................... 16
     Section 2.14 Mortgagee's Performance of Defaults........................ 16
     Section 2.15 Estoppel Affidavits........................................ 16
     Section 2.16 Usury...................................................... 17

SECTION 3

     DEFAULTS ............................................................... 17
     Section 3.1  Event of Default........................................... 17
     Section 3.2  Right to Enter and Take Possession......................... 18
     Section 3.3  The Mortgagee's Power of Enforcement....................... 19
     Section 3.4  Leases..................................................... 20
     Section 3.5  Indebtedness Due on Foreclosure............................ 20
     Section 3.6  Purchase by the Mortgagee.................................. 20
     Section 3.7  Application of Indebtedness Toward Purchase Price.......... 20
     Section 3.8  Waiver of Laws............................................. 20
     Section 3.9  Receiver................................................... 21
     Section 3.10 Suits to Protect the Mortgaged Property.................... 21
     Section 3.11 Proofs of Claim............................................ 21

                                                                                 Page
                                                                                 ----
     Section 3.12 Acceleration; Application of Monies by Mortgagee..............   22
     Section 3.13 Delay or Omission No Waiver...................................   22
     Section 3.14 No Waiver of One Event of Default to Affect Another...........   23
     Section 3.15 Discontinuance of Proceedings.................................   23
     Section 3.16 Remedies Cumulative...........................................   23
     Section 3.17 Subrogation...................................................   24

SECTION 4

     MISCELLANEOUS PROVISIONS...................................................   24
     Section 4.1  Successors, Assigns Included in Parties.......................   24
     Section 4.2  Notice........................................................   24
     Section 4.3  Headings......................................................   25
     Section 4.4  Invalid Provisions to Affect No Others........................   25
     Section 4.5  Modifications.................................................   25
     Section 4.6  Uniform Commercial Code.......................................   26
     Section 4.7  Leasing Commission............................................   26
     Section 4.8  Time is of the Essence........................................   26
     Section 4.9  Attorneys' Fees and Expenses..................................   27
     Section 4.10 Maximum Rate of Interest......................................   27
     Section 4.11 Applicable Law................................................   27
     Section 4.12 Default Rate..................................................   27

SECTION 5

     ADDITIONAL PROVISIONS......................................................   28
     Section 5.1  Non-Recourse..................................................   28
     Section 5.2  Debtor-Creditor Relationship..................................   29
     Section 5.3  Assignment of Rents...........................................   29
     Section 5.4  WAIVER OF JURY TRIAL..........................................   29

             AMENDED AND RESTATED MORTGAGE AND SECURITY AGREEMENT

          THIS AMENDED AND RESTATED MORTGAGE AND SECURITY AGREEMENT dated as of June 16, 1995 by and between MARRIOTT HOTEL PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership, as the mortgagor and debtor (the "Mortgagor"), and THE SANWA BANK LIMITED, acting by and through its New York Branch, as the mortgagee and secured party (the "Mortgagee"), sets forth the binding agreement of the parties. All capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in Section 1.

                           W I T N E S S E T H:
                           - - - - - - - - - -

          WHEREAS, Mortgagor executed and delivered to Mortgagee that certain Mortgage and Security Agreement (the "Original Mortgage"), dated as of January 12, 1993, which Original Mortgage was recorded on January 13, 1993 in the Official Records Book 4512 at Page 3134 of the Public Records of Orange County, Florida;

          WHEREAS, the Original Mortgage became due on June 16, 1995 and the outstanding principal amount evidenced and secured by the Original Mortgage as of such date is $156,978,523.36;

          WHEREAS, the Mortgagor and the Mortgagee have agreed, among other things, to extend the maturity date of the Original Mortgage;

          WHEREAS, this Mortgage does not create or secure any new or further indebtedness or obligation other than the principal indebtedness secured by the Original Mortgage on the maturity date thereof;

          WHEREAS, the Mortgagee and the Mortgagor wish to amend and restate the Original Mortgage in its entirety; and

          WHEREAS, Mortgagor is justly indebted to Mortgagee in the principal sum of ONE HUNDRED FIFTY-SIX MILLION NINE HUNDRED SEVENTY-EIGHT THOUSAND FIVE HUNDRED TWENTY-THREE AND 36/100 DOLLARS ($156,978,523.36), as evidenced by the Renewal Mortgage Note (the "Mortgage Note") and pursuant to the terms and conditions set forth therein and in the Loan Agreement.

          NOW, THEREFORE, THIS INDENTURE WITNESSETH: that in consideration of the sum of ONE AND NO/100THS DOLLARS ($1.00) paid by the Mortgagee to the Mortgagor and for other valuable consideration, the receipt of which is hereby acknowledged, and in order to (i) induce the Mortgagee to extend the maturity date of the Loan to the Mortgagor in accordance with the terms of the Loan Agreement, and (ii) secure (a) the payment of the indebtedness evidenced by the Mortgage Note with interest thereon and any other sums payable (except pursuant to Section 3.1(a) of the Loan Agreement) on the Mortgage Note and the Loan Agreement (all of the terms, covenants, conditions and agreements contained therein being hereby made a part of this Mortgage as fully as if the same were set forth herein in their entirety), (b) the payment other sums secured by the Mortgage and (c) the performance and observance of all the terms, covenants, conditions and agreements of the Mortgagor under the Mortgage, the Mortgage Note, the Loan Agreement, the Environmental Indemnity and the Assignment of Rents and performance of all other agreements of the Mortgagor in favor of the Mortgagee in connection with the Loan, all such obligations described in clauses (a), (b) and (c) above being hereinafter collectively referred to as the "Indebtedness", the Mortgagor has executed and delivered this Mortgage to the Mortgagee.

          The Mortgagor has by the Original Mortgage granted, bargained, sold, aliened, remised, released, conveyed, assigned, transferred, mortgaged, hypothecated, pledged, delivered, set over, warranted and confirmed, and by these presents does hereby grant, bargain, sell, alien, remiss, release, convey, assign, transfer, mortgage, hypothecate, pledge, deliver, set over, warrant and confirm unto the Mortgagee for the benefit of the Mortgagee and its successors and assigns forever in and to the property hereinafter described:

     A. All the certain piece, parcel or tract of land situated in the County of Orange and State of Florida more particularly described in Exhibit B attached hereto and made a part hereof, together with all easements, rights of way, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, and all estates, rights, titles, interest, privileges, liberties, tenements, hereditaments and appurtenances whatsoever, in any way belonging relating or appertaining thereunto or which hereafter shall in any way belong, relate or be appurtenant thereunto, whether now owned or hereafter acquired by the Mortgagor (the "Land");

     B. All buildings, structures and improvements of every nature whatsoever now or hereafter situated on the Land, and all fixtures, machinery, equipment, furniture and other personal property of every nature whatsoever now or hereafter owned by the Mortgagor and located in, on, or used or intended to be used in connection with or with the operation of the Land, buildings, structures or other improvements, including all extensions, additions, improvements, betterments, renewals, and replacements to any of the foregoing; and all of the right, title and interest of the Mortgagor in any such personal property or fixtures subject to a conditional sales contract, chattel mortgage or similar lien or claim together with the benefit of any deposits or payments now or hereafter made by the Mortgagor or on its behalf (the "Improvements" and collectively with the Land, the "Property");

     C. The reversion and reversions, remainder and remainders, rents, issues, profits, hotel room rentals, credit card receivables and accounts receivable of the Property and all other revenues, income, fees and profits generated from the operation of the hotel, golf course and other amenities located at the Property of every kind and nature, and all other rents, issues, profits, revenues, royalties and rights and benefits which may accrue and be owing for the use or occupancy of the Property, including without limitation, any and all credit card receivables, prepayments of hotel room rentals, rent, deposits for hotel amenities, reservation deposits and catering deposits, all the estate, right, title, interest, property, possession, claim and demand whatsoever, at law as well as in equity, of the Mortgagor of, in and to the same, including but not limited to all judgments, awards of damages and settlements hereafter made resulting from condemnation proceedings or the taking of the Property or any part thereof under the power of eminent domain, the alteration of the grade of any street, or for any damage (whether caused by such taking or otherwise) to the Property or any part thereof, or to any rights appurtenant thereof, and all proceeds of any sales or other dispositions of the Property or any part thereof;

     D. All leases and rents assigned to the Mortgagee pursuant to the terms of the Assignment of Rents from the Mortgagor, as assignor, to the Mortgagee, as assignee (all of the terms, covenants, conditions and agreements contained therein being hereby made a part of this Mortgage as fully as if the same were set forth herein in their entirety); and

     E. A security interest in (i) all property, equipment and fixtures forming a part of the Property and which, to the fullest extent permitted by law, shall be deemed fixtures and a part of the real property, (ii) all articles of personal property and all materials delivered to the Property for the use and operation of the Property or for use in any construction being conducted thereon, and owned by the Mortgagor, (iii) all accounts receivable, hotel room rents, credit card receivables and all other income, fees and profits generated from the operation of the hotel, golf course and other amenities located at the Property of every kind and nature, and all other rents, issues, profits, revenues, royalties and rights and benefits which may accrue and be owing for the use or occupancy of the Property, including, without limitation, any and all prepayments of hotel room rentals, rent, deposits for hotel amenities, reservation deposits and catering deposits, contract rights associated with the Property, general intangibles, actions and rights of action, all deposits, prepaid expenses, permits, licenses, including all rights to insurance proceeds,
(iv) all right, title and interest of the Mortgagor in all trade names presently or hereafter used in connection with the Property, (v) all right, title and interest of the Mortgagor in the Architect's Contract and Hotel Management Agreement, and (vi) all proceeds, products, replacements, additions, substitutions, renewals and accessions of any of the foregoing. This Mortgage is a self-operative security agreement with respect to such property, but the Mortgagor agrees to execute and deliver on demand such other security agreements, financing statements and other instruments as the Mortgagee may request in order to perfect its security interest or to impose the lien hereof more specifically upon any of such property. The Mortgagee shall have all the rights and remedies, in addition to those specified herein, of a secured party under the Florida Uniform Commercial Code.

          The Property, together with any and all of the aforedescribed additional property and rights, now or hereafter acquired by the Mortgagor, shall hereinafter be referred to as the "Mortgaged Property".

          TO HAVE AND TO HOLD the Mortgaged Property and all parts thereof unto the Mortgagee, its successors and assigns to own proper uses and benefit forever, subject, however, to the terms and conditions hereinafter set forth;

          PROVIDED, HOWEVER, that these presents are upon the condition that, if the Mortgagor shall pay or cause to be paid to the Mortgagee the Indebtedness at the times and in the manner stipulated herein, in the Loan Agreement and in the Mortgage Note, all without any deduction or credit for taxes or other similar charges paid by the Mortgagor, and shall keep, perform and observe, or cause to be kept, performed and observed all and singular the covenants and promises in the Mortgage Note, the Loan Agreement and this Mortgage expressed to be kept, performed and observed by and on the part of the Mortgagor, all without fraud or delay, then this Mortgage, and all the properties, interest and rights hereby granted, bargained, sold, aliened, remised, released, conveyed, assigned, transferred, mortgaged, hypothecated, pledged, delivered, set over, warranted and confirmed, shall cease, terminate and be void, but shall otherwise remain in full force and effect.


                                   SECTION 1

                                  DEFINITIONS

          The following capitalized expressions, as used in this Mortgage, have the following meanings (equally applicable to the singular and plural forms of such expressions):

          "Architects Contract" has the meaning set forth in the Loan Agreement.
           -------------------

          "Assignment of Rents" means the Amended and Restated Assignment of
           -------------------
Leases, Rents and Profits dated as of June 16, 1995 from the Mortgagor to the Mortgagee, as the same may be amended, supplemented or modified from time to time in accordance with the terms thereof, pursuant to which the Mortgagor has assigned to the Mortgagee all the rentals and other income received from the operation of the Mortgaged Property.

          "Business Day" has the meaning set forth in the Loan Agreement.
           ------------

          "Default Rate" has the meaning set forth in Section 4.13.
           ------------

          "Engineering Advisor" means a licensed engineering firm of recognized
           -------------------
good reputation, hired by the Mortgagee to perform the services described in
Section 2.4(d).

          "Event of Default" has the meaning set forth in Section 3.1.
           ----------------

          "General Partner" means Hotel Properties Management, Inc. (formerly
           ---------------
known as Marriott Hotel Properties, Inc.) as general partner of the Mortgagor, or any successor or substitute general partner of the Mortgagor.

          "Hotel Management Agreement" means the Restated and Amended Hotel
           --------------------------
Management Agreement dated as October 25, 1985 between the Mortgagor, as owner, and Marriott Hotels, Inc., as Manager.

          "Improvements" has the meaning set forth in Paragraph B of the
           ------------
Granting Clauses.

          "Indebtedness" has the meaning set forth in the introductory paragraph
           ------------
to the Granting Clauses.

          "Land" has the meaning set forth in Paragraph A of the Granting
           ----
Clauses.

          "Lease" means any lease or sublease together with any guaranty
           -----
relating thereto, license, franchise, concession or other occupancy agreement for use and occupancy of any portion of the Property, and any amendments or modification to the foregoing, presently in effect or hereafter entered into.

          "Lien" has the meaning set forth in the Loan Agreement.
           ----

          "Loan Agreement" means the Amended and Restated Term Loan Agreement
           --------------
dated as of June 16, 1995 between the Mortgagor and the Mortgagee, as the same may from time to time be amended, supplemented or modified in accordance with the terms thereof.

          "Loan Documents" has the meaning set forth in the Loan Agreement.
           --------------

          "Material Leases" has the meaning defined in Section 2.12.
           ---------------

          "Mortgage" means this Amended and Restated Mortgage and Security
           --------
Agreement, as the same may be extended, renewed, consolidated, amended or restated from time to time.

          "Mortgage Note" means the Renewal Mortgage Note dated as of June 16,
           -------------
1995 of the Mortgagor, payable to the order of the Mortgagee attached hereto as Exhibit A.

          "Mortgaged Property" has the meaning set forth in the last sentence of
           ------------------
the Granting Clauses, as the same may from time to time be amended, supplemented or modified in accordance with the terms of this Mortgage.

          "Mortgagee" means The Sanwa Bank Limited, acting by and through its
           ---------
New York Branch.

          "Mortgagor" means Marriott Hotel Properties Limited Partnership, a
           ---------
Delaware limited partnership.

          "Person" has the meaning set forth in the Loan Agreement.
           ------

          "Property" has the meaning set forth in Paragraph B of the Granting
           --------
Clauses.

          "Related Documents" has the meaning set forth in the Loan Agreement.
           -----------------

          "Rents" has the meaning defined in Section 3.9.
           -----

          "Total Loss" means any of the following events: (i) loss of the
           ----------
Property or of the use thereof due to destruction, defect or damage to the extent that Mortgagor determines that repair is uneconomical or impossible, or rendition of the Property permanently unfit for commercial operation for any reason whatsoever; (ii) any damage to the Property which results in an insurance settlement with respect to the Property on the basis of an actual or constructive total loss; (iii) the condemnation, confiscation or seizure of, or requisition of title to or use of, all or substantially all of the Property ("Requisition of Use") by the act of the United States government or any state or local authority within the United States of America or any instrumentality or agency of the foregoing or any other Person unless, if, solely in the cases of condemnation or requisition of title to or use of the Property, it can be demonstrated to the reasonable satisfaction of the Mortgagee that such Requisition of Use is purely temporary and will not continue for a period of more than six months and such Requisition of Use does not continue for a period of more than six months; or (iv) as a result of any rule, regulation, order or other action by any governmental body having jurisdiction (including without limitation any federal or state environmental protection agency), the use of the Property in the normal course of business shall have been prohibited, or the Property shall have been declared unfit for use, for a period of six consecutive months. The date of such Total Loss shall be the date of such destruction, damage, Requisition of Use for such periods or unfitness for use for the stated period.

     AND, the Mortgagor covenants and agrees with the Mortgagee as follows:

                                   SECTION 2

                       PARTICULAR COVENANTS OF MORTGAGOR

          Section 2.1  Performance of Mortgage, Loan Agreement and Mortgage
                       ----------------------------------------------------
Note.
----

          The Mortgagor will perform, observe and comply with all the provisions hereof and of the Loan Agreement, and will promptly pay to the Mortgagee the sum of money expressed in the Mortgage Note with interest thereon and all other sums required to be paid pursuant to the provisions of the Mortgage Note, this Mortgage and the Loan Agreement, on the days when payment shall become due, all without deduction or credit for taxes or other similar charges paid by the Mortgagor, time being of the essence for such payments.

          Section 2.2  Warranty of Title.
                       -----------------

          The Mortgagor covenants that it is indefeasibly seized of the Property in fee simple, has good and absolute title to all existing personal property hereby mortgaged and has full power and lawful right to convey and mortgage the same in the manner and form aforesaid and has taken all actions required of the Mortgagor at law or otherwise to execute and deliver this Mortgage. The Mortgagor further covenants that the Mortgaged Property is free from all encumbrances except taxes for the current year and except for those matters set forth on Exhibit C attached hereto and made a part hereof. The Mortgagor hereby makes further assurances to the Mortgagee that it will take all actions to perfect fee simple title to the Property in the Mortgagor as the Mortgagee may reasonably request. The Mortgagor does hereby fully warrant the title to and does hereby covenant to defend the Mortgaged Property against the lawful claims of all persons whomsoever.

          Section 2.3  Taxes, Liens and Utility Charges.
                       --------------------------------

               (a) The Mortgagor covenants and agrees to pay all lawfully imposed taxes and assessments upon the Mortgaged Property and shall not permit such taxes and assessments to become delinquent. The Mortgagor shall, at the Mortgagor's expense, (i) provide the Mortgagee with notice of nonpayment of taxes and assessments upon the Mortgaged Property and/or (ii) provide the Mortgagee with notice of the amount of taxes and assessments upon the Mortgaged Property, as the Mortgagee may require.

               (b) The Mortgagor covenants and agrees to pay or discharge, prior to delinquency, any and all governmental levies that may be made on this Mortgage or on the recording thereof or on the Mortgage Note or which in any other way results from the Indebtedness.

               (c) Except as expressly permitted under any of the Loan Documents (whether or not Mortgagor is a party thereto), the Mortgagor shall not permit any mechanic's, laborer's, statutory or other Lien to remain outstanding upon any of the Mortgaged Property and shall cause same to be paid, released and discharged within forty-five (45) days after the imposition of such Lien or, if Mortgagor elects to contest the imposition of such Lien upon any of the Mortgaged Property, it shall immediately cause such Lien to be bonded over, if permitted by law, during the period in which such Lien is being contested, so as to prevent the collection of such Lien from any of the Mortgaged Property.

               (d) The Mortgagor will pay when due and will not suffer to remain outstanding any charges for utilities, whether public or private, with respect to the Mortgaged Property.

               (e) Nothing in this Section 2.3 shall require the payment or discharge of any obligation imposed upon the Mortgagor pursuant to subsections
(a) through (d) of this Section 2.3 so long as the Mortgagor shall in good faith and at its own expense contest the same or the validity thereof by appropriate legal proceedings, which proceedings must operate to prevent the collection thereof or other realization thereon and the sale or forfeiture of the Mortgaged Property or any part thereof to satisfy the same; provided that the Mortgagor has (1) notified the Mortgagee in writing of the intention of the Mortgagor to contest the same or to cause the same to be contested before such obligation has been increased by any interest, penalties or other charges, and (2) has deposited with the Mortgagee a sum of money (or other security acceptable to the Mortgagee), that, when added to the monies or other security, if any, deposited with the Mortgagee, is sufficient, in the Mortgagee's sole discretion, to discharge the Mortgagor's obligation thereunder and any additional interest charge, penalty or expense arising from or incurred as a result of such contest; and provided, further, that if at any time payment of any obligation imposed upon the Mortgagor or by subsections (a) through (d) of this Section 2.3 shall become necessary to prevent a lien foreclosure sale of the Mortgaged Property or any portion thereof because of non-payment, then Mortgagor shall pay the same in sufficient time to prevent the foreclosure sale.

          Section 2.4  Insurance.
                       ---------

                  (a) The Mortgagor at its sole expense shall procure for and maintain for the benefit of, or shall cause to be procured for and maintained for the benefit of, the Mortgagee during the term of this Mortgage, original paid up insurance policies of such insurance companies, on such terms, and with such expiration dates as are reasonably acceptable to the Mortgagee providing the types of insurance in amounts and covering the Property and the interest and liabilities incident to the ownership, possession and operation thereof as are set forth below. The amounts of such insurance coverage shall be adjusted from time to time by the Mortgagor to satisfy the requirements set forth below but not less frequently than once a year. The Mortgagor shall maintain, or cause to be maintained:

                       (i) insurance, as and to the extent available, against loss or damage by flood (in the event the Land is designated as flood prone or a flood risk area or flood insurance is required pursuant to the United States Flood Disaster Protection Act of 1973 as amended or supplemented or under any subsequent law then in effect in an amount not less than the maximum amount available under the Federal Flood Insurance Program) and by fire, lightening, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, aircraft, vehicles, smoke, vandalism and malicious mischief and against such other serious hazard as, under good insurance practices, from time to time are insured against for properties of similar character and location, the amount of which insurance shall not be less than one hundred percent (100%) (excluding the costs of foundations or excavations) of the full insurable replacement value of the Improvements without deduction for depreciation, and which policies of insurance shall contain satisfactory replacement cost endorsements;

                       (ii) business interruption insurance against loss of income arising out of damage or destruction by fire, lightening, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, aircraft, vehicles, smoke, vandalism and malicious mischief and such other hazards as are presently included in so-called "extended coverage" in an amount equivalent to not less than one year's loss of income caused by the perils described in clause (i) of this Section 2.4(a);

                    (iii) comprehensive general liability insurance coverage and other liability coverage as is maintained for similar hotel properties which are operated within the Marriott hotel system, but in no event will the comprehensive general liability policy be written for an amount less than $25,000,000.00 combined single limit for any one occurrence; and

                    (iv) such other insurance on the Property or any replacement or substitutions therefor and in such amounts as may from time to time be reasonably required by the Mortgagee against other insurable casualties which at the time are commonly insured against in the case of similar hotel properties which are operated within the Marriott hotel system.

The Mortgagor may effect such coverage under blanket insurance policies, provided that (x) the Mortgagor shall furnish the Mortgagee with certificates of insurance from the insurer under such policy specifying the amounts of the total insurance afforded by the blanket policy allocated to the Property and any sublimits in such blanket policy applicable to the Property, which amounts shall not be less than the amounts required pursuant to this Section 2.4(a); (y) any policy of blanket insurance hereunder shall comply in all respects with the other provisions hereof; and (z) the protection afforded the Mortgagee under any policy of blanket insurance hereunder shall be no less than that which would have been afforded under a separate policy or policies relating only to the Property.

               (b) The insurance maintained by the Mortgagor under clauses (i) and (ii) of Section 2.4(a) shall name the Mortgagee as loss payee, as its interests may appear, shall bear a standard noncontributory first mortgagee endorsement in favor of the Mortgagee, substantially equivalent to the New York standard mortgagee endorsement, and shall provide that all property losses insured against shall be adjusted by the Mortgagor, subject, in the case of losses of $250,000.00 or more, to the Mortgagee's approval, and shall provide that any insurance proceeds from insurance described in clause (i) of Section 2.4(a) for claims of $250,000.00 or more and any insurance proceeds from insurance described in clause (ii) of Section 2.4(a) shall be paid directly to the Mortgagee. The insurance maintained by the Mortgagor under clause (iii) of
Section 2.4(a) shall name the Mortgagee as an additional insured. All insurance maintained by the Mortgagor shall provide that:

                    (i) no cancellation, material change or reduction thereof shall be effective until at least thirty (30) days after receipt by the Mortgagee of written notice thereof; and

                    (ii) all losses shall be payable notwithstanding any act or negligence of the Mortgagor or its agents or employees which might, absent such agreement, result in a forfeiture of all or part of such insurance payment and notwithstanding
                    (x) the occupation or use of the Property for purposes more hazardous than permitted by the terms of such policy, (y) any foreclosure or other action or proceeding taken pursuant to the provision of any mortgage or collateral assignment of beneficial interest or (z) any change in title or ownership of any of the Mortgaged Property.

               (c) In case of any damage to or destruction of the Property or any part thereof from any cause whatsoever, the Mortgagor will promptly give written notice thereof to the Mortgagee. Except as provided in Section 2.4(e), all proceeds of insurance in respect of any damage or destruction of the Property are hereby assigned to and shall be paid to the Mortgagee.

               (d) Except as provided in section 2.4(g), in the event of any loss or damage to any portion of the Property due to fire or other casualty which is not a Total Loss and the claim for restoration of which is equal to or in excess of $500,000, the Mortgagee shall make the insurance proceeds available to reimburse the Mortgagor or to pay on the Mortgagor's behalf for the repair of the Property, subject to the following terms and conditions: (i) no Event of Default is continuing on the date on which the Mortgagee would be required to make such reimbursement or payment; (ii) that the Mortgagee or its Engineering Advisor, if any, shall first be satisfied that by the expenditure of such insurance proceeds the Property will be fully restored within a reasonable period of time to their value immediately preceding the loss or damage, free and clear of all Liens, except as to the lien of this Mortgage and such other Liens as are specifically permitted under the Loan Documents or consented to by the Mortgagee in writing; (iii) that in the event such proceeds shall be insufficient to restore or rebuild the Property, the Mortgagor shall deposit promptly with the Mortgagee funds which, together with the insurance proceeds, shall be sufficient to restore and rebuild the Property; (iv) that the excess of such insurance proceeds above the amount necessary to complete such restoration shall be released to the Mortgagor; (v) that the Mortgagee, or its Engineering Advisor, if any, reviews and approves in writing the plans and specifications for the restoration work and the same have been approved by all governmental authorities having jurisdiction thereover; (vi) that the Mortgagor shall have furnished to the mortgagee a budget, schedule and cost breakdown for said restoration work signed by the Mortgagor and describing the nature and type of expenses and amounts thereof estimated by the Mortgagor for said restoration work; (vii) that the Mortgagor submits to the Mortgagee with each request for reimbursement or payment invoices showing that the amount so requested is due and payable; and (viii) such restoration work is capable, in the Mortgagee's reasonable determination, of being completed prior to the Repayment Date of the Mortgage Note. The Mortgagor agrees that the Mortgagee may hire an Engineering Advisor to advise and evaluate the information so provided to the Mortgagee and to examine the Property and the progress of reconstruction, and the Mortgagor agrees to cooperate with such Engineering Advisor. Any surplus which may remain out of any proceeds, after payment of the cost of repair, rebuilding or restoration, shall be released to the Mortgagor or paid to any party entitled thereto as the same may appear on the records of the Mortgagee. The Mortgagee shall hold all insurance proceeds to be paid to or on behalf of the Mortgagor pursuant to this Section 2.4(d) in trust for the benefit of the Mortgagor in an interest-bearing account as security for the Indebtedness and the Mortgagor's obligations under this Mortgage, the Mortgage Note and the Loan Documents.

               (e) In the event of any loss or damage to any of the Mortgaged Property due to fire or other casualty which is not a Total Loss and the claim for restoration of which is less than $500,000.00, the Mortgagee shall release any insurance proceeds received by the Mortgagee in respect thereof to the Mortgagor and the Mortgagor shall use such proceeds, and any insurance proceeds received by the Mortgagor in respect thereof, to restore the Property to its condition immediately preceding the loss or damage.

               (f) Under no circumstances shall the Mortgagee become obligated to take any action to restore the Property. All restoration provided for in
Section 2.4(d) and 2.4(e) shall be promptly commenced and diligently prosecuted to completion.

               (g) In the event that (x) on the date on which the proceeds of insurance in respect of any damage or destruction of the Property are paid to the Mortgagee in accordance with Section 2.4(c) or on the date on which any such insurance proceeds would otherwise be payable to or on behalf of the Mortgagor in accordance with Section 2.4(d), (i) an Event of Default is continuing and
(ii) in the Mortgagee's reasonable determination, the restoration of the Property is not capable of being completed prior to the Repayment Date of the Mortgage Note or (y) there shall have occurred a Total Loss of the Property, all proceeds of insurance in respect of any damage or destruction of the Property shall be paid to the Mortgagee for application to the repayment of the Indebtedness.

               (h) At least fifteen (15) days prior to the renewal or replacement of each insurance policy maintained pursuant to this Section 2.4, a certificate of renewal or replacement thereof conforming to the requirements of this Mortgage shall be delivered to the Mortgagee. The Mortgagor shall deliver to the Mortgagee receipts evidencing the payment for all such insurance policies and renewals or replacements. Each policy maintained pursuant to this Section
2.4 shall provide that the same cannot be cancelled without at least thirty (30) days prior written notice to the Mortgagee. In the event of the foreclosure of this Mortgage or any other transfer of title to the Property in extinguishment or partial extinguishment of the Indebtedness, all right, title and interest of the Mortgagor in and to all insurance policies then in force shall pass to the purchaser or to the Mortgagee, as the case may be, and the Mortgagee is hereby irrevocably appointed by the Mortgagor as attorney-in-fact for the Mortgagor to assign any such policy to said purchaser or to the Mortgagee, as the case may be, without accounting to the Mortgagor for any unearned premiums thereon.

                 (i) The Mortgagor covenants not to take out separate insurance concurrent in form or contributing in the event of loss with the insurance required under this Section 2.4 unless the following conditions are satisfied: (i) the policies are submitted to the Mortgagee for its approval, which approval shall not be unreasonably withheld; (ii) the insurers thereunder and the terms thereof are approved by the Mortgagee; and (iii) the Mortgagee is included therein as an additional named insured or loss payee to the same extent as provided in Section 2.4(b) with respect to insurance required to be maintained by the Mortgagor. The Mortgagor covenants to notify the Mortgagee fifteen (15) days before any such separate insurance is taken out and to furnish the Mortgagee with certificates thereof or with respect to any renewal thereof or replacement policy.

          Section 2.5   Permits, Approvals and Compliance with Laws.
                        -------------------------------------------

          The Mortgagor has obtained all certificates, permits, licenses and approvals required by the applicable governing authorities for use, operation and occupancy of the Property for hotel and retail and other purposes incidental thereto. The Mortgagor shall comply with all laws, ordinances, orders, rules and regulations of all federal, state, county and municipal governments and of the appropriate departments, commissions, boards and officers thereof, and the orders, rules and regulations of the Board of Fire
Underwriters or any other body now or hereafter constituted exercising similar functions, which at any time are applicable to the Mortgaged Property.

          Section 2.6   Zoning Changes.
                        --------------

          Without the prior written consent of the Mortgagee which shall not be unreasonably withheld, the Mortgagor shall not initiate, join in or consent to any change in any private restrictive covenant, zoning ordinance or other public or private restrictions limiting or defining the uses which may be made of the Premises or any part thereof.

          Section 2.7   Monthly Deposits.
                        ----------------

          From and after the occurrence of an Event of Default hereunder, to secure the payment of the taxes and assessments referred to in Section 2.3 and premiums on the insurance policies referred to in Section 2.4, the Mortgagor shall, at the Mortgagee's written request, deposit with the Mortgagee on the first Business Day of each month such amounts as, in the estimation of the Mortgagee, shall be necessary to pay such charges as they become due to be calculated upon the basis of the prior year's tax bills and the current year's insurance premiums; said deposits to be held by the Mortgagee, in the manner set forth in Section 2.4(c) free of any liens or claims on the part of creditors of the Mortgagor and as part of the security of the Mortgagee, and to be used by the Mortgagee to pay current taxes and assessments on the Mortgaged Property and insurance premiums as the same accrue and are payable. Payment from said sums for said purposes shall be made by the Mortgagee at its discretion and may be made even though such payments will benefit subsequent owners of the Mortgaged Property. If said deposits are insufficient to pay taxes and assessments and insurance premiums in full as the same become payable, the Mortgagor will deposit with the Mortgagee such additional sum or sums as may be required in order for the Mortgagee to pay such taxes and assessments and insurance premiums in full. Upon the occurrence of an Event of Default under any of the Loan Documents and acceleration of the Mortgagor's Indebtedness under the Mortgage Note, the Mortgagee may, at its option, apply any money in the fund resulting from said deposits to the payment of the Indebtedness in the manner specified in Section 11.8 of the Loan Agreement.

          Section 2.8   Condemnation.
                        ------------

                 (a) The Mortgagor, immediately upon obtaining knowledge of the institution of any proceedings for the condemnation of the Property, or any part thereof, shall notify the Mortgagee of the institution of such proceedings. The Mortgagee may participate in any such proceedings and in any event must consent to any settlement thereof and the Mortgagor from time to time will deliver to the Mortgagee all instruments requested by it to permit such participation. Except as provided in Section 2.8(b), in the event of such condemnation proceedings, any award or compensation payable pursuant thereto is hereby assigned to and shall be paid to the Mortgagee. The Mortgagor, upon the request of Mortgagee, shall make, execute and deliver any and all instruments requested for the purpose of confirming the assignment of the aforesaid awards and compensation to the Mortgagee free and clear of all liens, charge or encumbrances of any kind or nature whatsoever.

                 (b) Provided (i) no Event of Default exists, (ii) the taking does not materially adversely affect the operations of the Mortgaged Property,
(iii) all Material Leases (if any) shall be in full force and effect without any right on the part of a lessee thereunder to terminate or cancel its Lease and
(iv) access to the Property is not interfered with; then in such case all net condemnation proceeds (proceeds remaining after deducting costs and expenses of collection) which are paid to and received by the Mortgagee shall be made available by the Mortgagee to the Mortgagor for the restoration of the remaining portion of the Property, subject to the conditions of clauses (i) through (viii) of Section 2.4(d).

                 (c) Any net condemnation proceeds (whether upon a Total Loss or otherwise) not applied as provided in Section 2.8(b), shall be held by the Mortgagee in the manner set forth in Section 2.4(c) hereof. Any net condemnation proceeds that remain unexpended after the restoration described in Section 2.8(b) shall be paid to the Mortgagor or paid to any party entitled thereto as the same may appear on the records of the Mortgagee.

          Section 2.9   Care of Property.
                        ----------------

                 (a) The Mortgagor shall preserve and maintain the Property in good condition and repair. The Mortgagor shall not permit, commit or suffer any waste, impairment or deterioration of the Property or of any part thereof, and will not take any action which will increase the risk of fire or other hazard to the Mortgaged Property or to any part thereof.

                    (b) Without the prior written consent of the Mortgagee (which shall not be unreasonably withheld as to alterations which do not adversely affect the structural integrity of the Improvements or materially reduce the value thereof), (a) neither the Improvements nor any material part thereof shall be removed, demolished or structurally altered and (b) no material additions may be made to the Improvements. The Mortgagor shall also give the Mortgagee written notice with reasonable promptness of each non-structural alteration which has a cost in excess of $500,000.00. The Mortgagor, without the consent of the Mortgagee, may (i) replace any of the furniture, furnishings and equipment on the Property with articles of at least equal utility and quality (and upon such replacement such new articles shall become part of the Mortgaged Property and be subject to the lien and security interest created hereunder) and
(ii) remove furniture, furnishings and equipment for repairs, cleaning or other servicing provided that the Mortgagor reinstalls the same in or upon the Mortgaged Property with reasonable diligence; provided, however, that the
                                              --------  -------
Mortgagor shall not be required to replace any equipment which performed a function which shall have become obsolete, unnecessary or undesirable in connection with the operation of the Mortgaged Property. All such replaced furniture, furnishings and equipment shall be kept free from any lien, title retention, security agreement or other encumbrance, except as may otherwise be expressly permitted in the Loan Documents. At the Mortgagee's request, the Mortgagor shall notify the Mortgagee of all material changes in the furniture, furnishings and equipment.

                    (c) The Mortgagee is hereby authorized to enter upon and to inspect the Property at any time during normal business hours during the term of this Mortgage.

                    (d) If all or any part of the Property shall be damaged by fire or other casualty, the Mortgagor will promptly restore such Property to the economic equivalent of its original condition regardless of whether there shall be any insurance proceeds therefor. If a part of the Property shall be physically damaged through condemnation, the Mortgagor will promptly restore, repair or alter the remaining portion in a manner satisfactory to the Mortgagee.

                    (e) Except during periods of restoration of the Property following a material casualty or condemnation proceeding as provided in Sections 2.4(d) and 2.8(b), respectively, the Mortgagor shall continuously operate the Property as a first class hotel facility.

          Section 2.10  Further Assurances.
                        ------------------

          The Mortgagor will make, execute and deliver to the Mortgagee and, where appropriate, shall cause to be recorded and/or filed and from time to time thereafter to be re-recorded and/or refiled at such time and in such offices and places as shall be deemed desirable by the Mortgagee, and any and all such further mortgages, instruments of further assurance, certificates and other documents as may, in the opinion of the Mortgagee, be necessary or desirable in order to effectuate, complete, perfect, or to continue and preserve:

                    (a) the obligations of the Mortgagor under this Mortgage, the Mortgage Note and the Loan Documents, and

               (b) the lien of this Mortgage upon all of the Mortgaged Property, whether now owned or hereafter acquired by the Mortgagor.

          Upon any failure by the Mortgagor to do so, the Mortgagee may make, execute, record, file, re-record and/or re-file any and all such mortgages, instruments, certificates and documents for and in the name of the Mortgagor, and the Mortgagor hereby irrevocably appoints the Mortgagee the agent and attorney-in-fact of the Mortgagor to do so.

          Section 2.11 After Acquired Property.
                       -----------------------

          The lien of this Mortgage will automatically attach, without further act, to all property acquired after the dated hereof attached to or used in the operation of the Mortgaged Property or any part thereof.

          Section 2.12 Leases Affecting Property.
                       -------------------------

          The Mortgagor shall not execute or permit to exist any lease of all or a substantial portion of the Property. The Mortgagor will comply with and observe its obligations as landlord under all Material Leases affecting the Property or any part thereof. Upon request of the Mortgagee, the Mortgagor will furnish the Mortgagee with executed copies of all Material Leases hereafter created and all amendments thereto. The Mortgagee specifically reserves the right to approve all proposed Material Leases as to financial capabilities of the proposed tenants thereunder, which approval will not be unreasonably withheld. For purposes hereof, the term "Material Leases" shall mean any lease
(i) having a term of five (5) years or more, or (ii) providing for annual rent payments of $50,000 or more, or (iii) which is recorded in the real property records of Orange County, Florida, or (iv) providing for the lease of any restaurant with a capacity of fifty (50) persons or more at the Property, or (v) providing for the lease of more than 10,000 square feet. All Leases shall be inferior and subordinate in all respects to the lien of this Mortgage, and the terms of each Lease shall provide that it is automatically subordinate with respect only to the lien of a first mortgage. The Mortgagor will not, without the prior written consent of the Mortgagee, which shall not be unreasonably withheld, modify, surrender, or terminate, either orally or in writing, any Material Lease hereafter created upon the Property, nor will the Mortgagor permit an assignment or sublease without the prior written consent of the Mortgagee, which shall not be unreasonably withheld, except with respect to Material Leases having rental rates equal to market rates at the time of the proposed assignment or subletting, entered into the ordinary course of operating the Mortgaged Property as a hotel. The Mortgagor will not accept payment of rent under a Material Lease (except as a security deposit) more than one (1) month in advance without the express written consent of the Mortgagee which shall not be unreasonably withheld. If requested by the Mortgagee, the Mortgagor will specifically assign to the Mortgagee as additional security any and all Leases hereafter created, including, without limitation, all rents, royalties, issues and profits of the Property from time to time accruing, the parties hereto acknowledging that this Mortgage constitutes a general assignment of any and all such future Leases.

          Section 2.13 Expenses.
                       --------

          The Mortgagor shall pay, or reimburse the Mortgagee for all costs, charges and expenses, including reasonable attorneys' fees, including appellate proceedings, and disbursements, and costs of abstracts of title incurred or paid by the Mortgagee in any action, proceeding or dispute in which the Mortgagee is made a party or appears as a party plaintiff or party defendant because of the failure of the Mortgagor promptly and fully to perform and comply with all conditions and covenants of this Mortgage, the Mortgage Note and the Loan Documents including, but not limited to, the foreclosure of this Mortgage, condemnation of all or part of the Property, or any action to protect the security thereof. All costs, charges and expenses so incurred by the Mortgagee shall become due and payable whether or not there be notice, demand, attempt to collect or suit pending. The amounts so paid or incurred by the Mortgagee, together with interest thereon at the Default Rate, from the date incurred until paid by the Mortgagor, shall be secured by the lien of this Mortgage.

          Section 2.14 Mortgagee's Performance of Defaults.
                       ------------------------------------

          If the Mortgagor shall default in the payment of any tax, assessment, encumbrance or other imposition, in its obligation to furnish insurance hereunder or performance or observance of any other covenant, condition or term in this Mortgage, the Mortgagee, may, at its option, without waiving or affecting its option to foreclose or any other rights hereunder, perform or observe the same, and all payments made or costs or expenses incurred by the Mortgagee in connection therewith shall be secured hereby and shall be immediately repaid by the Mortgagor to the Mortgagee, with interest thereon at the Default Rate. Nothing contained herein shall be construed as requiring the Mortgagee to advance or expend monies for any purposes mentioned in this Section. The Mortgagee is hereby empowered to enter and to authorize others to enter upon the Property or any part thereof for the purpose of performing or observing any such defaulted covenant, condition or terms, without thereby becoming liable to the Mortgagor or any person in possession holding under the Mortgagor.

          Section 2.15 Estoppel Affidavits.
                       -------------------

          The Mortgagor and the Mortgagee, each within ten (10) days after receipt of a written request from the other, shall furnish a written statement, duly acknowledged, setting forth the unpaid principal of, and interest on, the Mortgage Note and whether any offsets or defenses exist against such principal and interest.

          Section 2.16 Usury.
                       -----

          The Mortgagee represents and warrants that the interest rate charged on the Mortgage Note is not, as of this date, in violation of any applicable Florida usury laws and further waives any defense to payment under the Mortgage Note and this Mortgage that might otherwise now or hereafter be available on the basis that the interest rate charged on the Mortgage Note is usurious under Florida law.

                                   SECTION 3

                                   DEFAULTS

          Section 3.1  Event of Default.
                       ----------------

          The term "Event of Default", wherever used in the Mortgage, shall mean any one or more of the following events:

          (a)  The occurrence of an Event of Default under the Loan Agreement;
or

          (b) failure by Mortgagor to observe or perform any of the other terms, covenants or conditions contained in this Mortgage, or any other documents executed in connection therewith for thirty (30) days after receipt of written notice from Mortgagee of such failure, provided, such thirty (30) day grace period set forth in this subsection (b) shall not apply to any other Event of Default expressly set forth in this Section 3.1 or to any Event of Default defined as such in the Loan Agreement, or to any other covenant or condition with respect to which a limitation as to time or grace period or right to cure is expressly provided elsewhere, provided, however, that if such failure is susceptible to cure but is not susceptible to cure within such thirty (30) day period, the Mortgagee shall not exercise its rights and remedies hereunder if the Mortgagor shall, prior to the expiration of such thirty (30) day period, commence the cure of such failure and shall thereafter prosecute the same to completion prior to the expiration of ninety (90) days from the date upon which such failure shall have occurred; or

          (C) the passage after the date hereof of any law, regulation, ordinance or other governmental act of any kind (i) deducting from the value of the Land and the Improvements any Lien thereon for the purposes of taxation or
(ii) changing in any way the taxation of mortgages or debts secured thereby for state or local purposes, or the manner of collection of any such taxes so as to affect this Mortgage, unless Mortgagor shall, if permitted by applicable law and regulation, deliver to the Mortgagee a written notice containing the agreement of the Mortgagor to immediately reimburse the Mortgagee for all such taxes already paid and to pay all such taxes which may thereafter be imposed, which obligation shall be secured hereby. The Mortgagor agrees to exhibit to the Mortgagee, at any time upon request, official receipts showing payments of all taxes, assessments and charges which the Mortgagor shall have paid pursuant to this Section 3.1(c).

          Section 3.2  Right to Enter and Take Possession.
                       ----------------------------------

               (a) If an Event of Default shall have occurred and be continuing, the Mortgagor, upon demand of the Mortgagee, shall forthwith surrender to the Mortgagee the actual possession of the Mortgaged Property, and to the extent permitted by law the Mortgagee, or such officers or agents as it may appoint, may enter and take possession of all the Mortgaged Property, and may exclude the Mortgagor and its agents and employees wholly therefrom, and may have joint access with the Mortgagor to the books, papers and accounts of the Mortgagor.

               (b) If the Mortgagor shall, for any reason, fail to surrender or deliver any such Mortgaged Property or any part thereof after such demand by the Mortgagee, the Mortgagee may obtain a judgement or decree conferring on the Mortgagee the right to immediate possession or requiring the Mortgagor to deliver immediate possession of all or part of such Mortgaged Property to the Mortgagee, the entry of which judgment or decree the Mortgagor hereby specifically consents.

               (c) The Mortgagor will pay to the Mortgagee, upon demand, all reasonable expenses of obtaining such judgment or decree and reasonable compensation to the Mortgagee, their attorneys and agents; and all such expenses and compensation shall until paid, be secured by the lien of this Mortgage.

               (d) Upon every such entering upon or taking of possession, the Mortgagee may hold, store, use, operate, manage and control the Mortgaged Property and conduct the business thereof, and, from time to time:

                    (i) make all reasonably necessary, as determined by the Mortgagee in its sole and absolute discretion, maintenance, repairs, renewals, replacements, additions, betterments and improvements thereto and thereon, and purchase or otherwise acquire additional fixtures, personalty and other property;

                    (ii) insure or keep the Mortgaged Property insured and exercise all the rights and powers of the Mortgagor in its name or otherwise, with respect to the same;

                    (iii) manage and operate the Mortgaged Property and exercise all the rights and powers of the Mortgagor in its name or otherwise, with respect to the same; and

                    (iv) enter into any and all agreements with respect to the exercise by others of any of the powers herein granted the Mortgagee,

all as the Mortgagee from time to time may determine to be its best advantage; and the Mortgagee may collect and receive all the income, revenues, rents, issues and profits of the same, including those past due as well as those accruing thereafter, and after deducting:

                    (aa) all expenses of taking, holding, managing, and operating the Mortgaged Property (including compensation for the services of all persons employed for such purposes);

                    (bb) the cost of all such maintenance, repairs, renewals, replacements, additions, betterments, improvements and purchases and acquisitions;

                    (cc)  the cost of such insurance;

                    (dd) such taxes, assessments and other charges prior to the lien of this Mortgage as the Mortgagee may determine to pay;

                    (ee) other proper charges upon the Mortgaged Property or any part thereof; and

                    (ff) the reasonable fees and disbursements of the attorneys and agents of the Mortgagee.

The remainder of the monies so received by the Mortgagee shall be applied, first to the payment of accrued interest; second to the payment of any required tax deposit, insurance deposit or expenses required by the Mortgagee: and third toward the outstanding principal secured by this Mortgage.

          Section 3.3  The Mortgagee's Power of Enforcement.
                       ------------------------------------

          If an Event of Default shall have occurred and be continuing, the Mortgagee may, either with or without entry or taking possession as hereinabove provided or otherwise, proceed by suit or suits at law or in equity or by any other appropriate proceeding or remedy (a) to enforce payment of the Mortgage Note or the performance of any term hereof or any other right, (b) to foreclose this Mortgage and to sell, as an entirety or in separate lots or parcels, the Mortgaged Property, under the judgment or decree of a court or courts of competent jurisdiction, and (c) to foreclose its security interests in, and exercise all remedies of a secured creditor against, any or all items of personal property constituting a part of the Mortgaged Property, reserving the right to pursue any or all of its other remedies against the balance of the Mortgaged Property, concurrently or successively from time to time and as often as Lender may deem expedient. The Mortgagee shall take action either by such proceedings or by the exercise of its powers with respect to entry or taking possession, as the Mortgagee may determine.

          Section 3.4  Leases.
                       ------

          The Mortgagee, at the Mortgagee's option, is authorized to foreclose this Mortgage, subject to the rights of any tenants of the Mortgaged Property. The failure to make any such tenants parties defendant to any such foreclosure proceedings and to foreclose their rights will not be, nor be asserted by the Mortgagor, a defense to any proceedings instituted by the Mortgagee to collect the sums secured hereby, or any deficiency remaining unpaid after the foreclosure sale of the Mortgaged Property.

          Section 3.5 Indebtedness Due on Foreclosure.
                      -------------------------------

          Upon commencement of suit or foreclosure of this Mortgage, the unpaid principal of the Mortgage Note, if not previously declared due, and the interest accrued thereon, and any other Indebtedness shall at once become and be immediately due and payable.

          Section 3.6 Purchase by the Mortgagee.
                      -------------------------

          Upon any such foreclosure sale pursuant to judicial proceedings, the Mortgagee may bid for and purchase the Mortgaged Property and, upon compliance with the terms of the sale, may hold, retain and possess and dispose of the same in its own absolute right, without further accountability.

          Section 3.7 Application of Indebtedness Toward Purchase Price.
                      -------------------------------------------------

          Upon any such foreclosure sale pursuant to judicial proceedings, the Mortgagee may, if permitted by law, after allowing for the proportion of the total purchase price required to be paid in cash for the costs and expenses of the sale, compensation and other charges, in paying the purchase price, apply to the purchase price any portion of or all sums due to the Mortgagee under the Mortgage Note, the Loan Agreement or this Mortgage, in lieu of cash, to the amount which shall, upon distribution of the net proceeds of such sale, be payable thereon.

          Section 3.8 Waiver of Laws.
                      --------------

          The Mortgagor agrees to the full extent permitted by law, that in case of an Event of Default on its part hereunder, neither the Mortgagor nor anyone claiming through or under it shall or will set up, claim or seek to take advantage of any appraisement, valuation, stay, extension or redemption laws now or hereafter in force, in order to prevent or hinder the enforcement or foreclosure of this Mortgage, or the absolute sale of the property hereby conveyed, or the final and absolute putting into possession thereof, immediately after such sale, of the purchasers thereat, and the Mortgagor, for itself and all who may at any time claim through or under it, hereby waives to the full extent that it may lawfully do so, the benefit of all such laws, and any and all right to have the assets comprised in the security intended to be created hereby marshalled upon any foreclosure of the lien hereof and agrees that the Mortgagee or any court having jurisdiction to foreclose such lien may sell the Mortgaged Property as an entirety.

          Section 3.9 Receiver.
                      --------

          If an Event of Default shall occur and be continuing, then upon the filing of a bill in equity or other commencement of judicial proceedings to enforce the rights of the Mortgagee, the Mortgagee to the extent permitted by law and without regard to the value or occupancy of the security shall be entitled as a matter of right to the appointment of a receiver to enter upon and take possession of the Mortgaged Property. The receiver shall collect all hotel room rentals and accounts receivable and all other income, fees and profits generated from the operation of the hotel, golf course and other amenities located at the Property of every kind and nature, including, without limitation, any and all prepayments of hotel room rentals, rent, deposits for hotel amenities, reservation deposits and catering deposits, rents, revenues, issues, income, products and profits thereof (collectively, the "Rents"), pending such proceedings and apply the same as the court may direct. The receiver shall have all rights and powers permitted under the laws of Florida and such other powers as the court making such appointment shall confer. The expenses, including receiver's fees, counsel fees, cost and agent's compensation, incurred pursuant to the powers herein contained shall be secured by this Mortgage. The right to enter and take possession of, to manage and operate, the Mortgaged Property, to collect the Rents, whether by a receiver or otherwise, shall be cumulative to any other right or remedy hereunder or afforded by law, and may be exercised concurrently therewith or independently thereof. The Mortgagee shall be liable to account only for such Rents actually received by the Mortgagee, whether received pursuant to this Section 3.9 or Section 3.2 above. Notwithstanding the appointment of any receiver, trustee or other custodian, the mortgagee shall be entitled, as pledgee, to the possession and control of any cash or other instruments at the time held by, or payable or deliverable under the terms of this Mortgage to, the Mortgagee.

          Section 3.10  Suits to Protect the Mortgaged Property.
                        ---------------------------------------

          The Mortgagee shall have power (a) to institute and maintain such suits and proceedings as it may deem expedient to prevent any impairment of the Mortgaged Property by any acts which may be unlawful or any violation of the Mortgage, (b) to preserve or protect its interest in the Mortgage Property and in the income, revenues, rents and profits arising therefrom and (c) to restrain the enforcement of or compliance with any legislation or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid, if the enforcement of or compliance with such enactment, rule or order would impair the security hereunder or be prejudicial to the interest of the Mortgagee.

          Section 3.11  Proofs of Claim.
                        ---------------

          In the case of any receivership, insolvency, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceedings affecting the Mortgagor, its creditors, or its property, the Mortgagee, to the extent permitted by law, shall be entitled to file such proofs of claim and other documents as may be necessary or advisable in order to have the claims of the Mortgagee allowed in such proceedings for the entire amount due and payable by the Mortgagor under this Mortgage at the date of the institution of such proceedings and for any additional amount which may become due and payable by the Mortgagor hereunder after such date.

          Section 3.12  Acceleration; Application of Monies by Mortgagee.
                        ------------------------------------------------

                  (a) If an Event of Default shall occur and be continuing under this Mortgage, then, upon written notice to the Mortgagor, the Mortgagee may declare the entire

Indebtedness to be immediately due and payable. If the Mortgagor shall fail to pay the same forthwith upon such demand, the Mortgagee shall be entitled to sue for and to recover judgment against the Mortgaged Property for the whole amount so due and unpaid together with costs, which shall include the reasonable compensation, expenses and disbursements of the Mortgagee's agents and attorneys either before, after or during the pendency of any proceedings for the enforcement of this Mortgage including appellate proceedings. The right of the Mortgagee to recover such judgment shall not be affected by any taking, possession or foreclosure sale hereunder, or by the exercise of any other right, power or remedy for the enforcement of the terms of this Mortgage, or the foreclosure of the lien hereof.

                    (b) Any monies thus collected by the Mortgagee or received by the Mortgagee under this Section 3.12 shall be applied as follows:

                         First, to the payment of the reasonable attorneys' fees and expenses incurred by the Mortgagee, its agents and attorneys, including but not limited to taxes paid, insurance premiums paid, receivers fees, etc.

                         Second, toward payment of the amounts due and unpaid upon the Mortgage Note.

                         Third, as provided in Section 11.8 of the Loan
                         Agreement.

          Section 3.13   Delay or Omission No Waiver
                         ---------------------------

          No delay or omission of the Mortgagee or of any holder of the Mortgage Note to exercise any right, power or remedy accruing upon any Event of Default shall exhaust or impair any such right, power or remedy or shall be construed to be a waiver of any such Event of Default, or acquiescence therein; and every right, power and remedy given by this Mortgage to the Mortgagee may be exercised from time to time and as often as may be deemed expedient by the Mortgagee.

          Section 3.14   No Waiver of One Event of Default to Affect Another.
                         ---------------------------------------------------

          No waiver of any Event of Default hereunder shall extend to or shall affect any subsequent or any other then existing Event of Default or shall impair any rights, powers or remedies consequent thereon. If the Mortgagee (a) grants forbearance or an extension of time for the payment of any sums secured hereby; (b) takes other or additional security for the payment thereof; (c) waives or does not exercise any right granted herein or in the Mortgage Note;
(d) releases any part of the Mortgaged Property from the Mortgage Note or this Mortgage; (e) consents to the filing of any map, plat or replat thereof; (f) consents to the granting of any easement affecting the Property; or (g) makes or consents to any agreement subordinating the lien hereof, any such act or omission shall not release, discharge, modify, change or affect the original liability under the Mortgage Note, the Loan Agreement, this Mortgage or otherwise of the Mortgagor or any subsequent purchaser of the Mortgaged Property or any part thereof, or of any maker, cosigner, endorser or surety or any guarantor; nor shall any such act or omission preclude the Mortgagee from exercising any right, power or privilege herein granted or intended to be granted in the event of any other Event of Default then made or of any subsequent Event of Default nor, except as otherwise expressly provided in an instrument or instruments executed by the Mortgagee, shall the lien of this Mortgage be altered thereby. In the event of the sale or transfer by operation of law or otherwise of all or any part of the Mortgaged Property, the Mortgagee, without notice to any person or corporation, is hereby authorized and empowered to deal with any such vendee or transferee with reference to the Mortgaged Property or the Indebtedness, or with reference to any of the terms or conditions hereof, as fully and to the same extent as it might deal with the original parties hereto and without in any way releasing or discharging any of the liabilities or undertakings hereunder.


          Section 3.15  Discontinuance of Proceedings.
                        -----------------------------

          In case the Mortgagee shall have proceeded to enforce any right or remedy under this Mortgage by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Mortgagee, then and in every such case, the Mortgagor and the Mortgagee shall be restored to their former positions and rights hereunder, and all rights, powers and remedies of the Mortgagee shall continue as if no such proceeding has been taken.


          Section 3.16  Remedies Cumulative.
                        -------------------

          No right, power or remedy conferred upon or reserved to the Mortgagee by this Mortgage is intended to be exclusive of any other right, power or remedy, but each and every such right, power and remedy shall be cumulative and concurrent and shall be in addition to any other right, power and remedy given hereunder or now or hereafter existing at law or in equity or by statute.


          Section 3.17  Subrogation.
                        -----------

          The Mortgagee hereby is subrogated to the claims and liens of all parties whose claims or liens are discharge or paid with any of the proceeds of the Indebtedness.

                                   SECTION 4

                           MISCELLANEOUS PROVISIONS

          Section 4.1   Successors.  Assigns Included in Parties.
                        -----------------------------------------

          Whenever in this Mortgage one of the parties hereto in named or referred to, the successors and assigns of such party shall be included and all covenants and agreements contained in this Mortgage by or on behalf of the Mortgagor or by or on behalf of the

Mortgagee shall bind and inure to the benefit of their respective successors and assigns, whether so expressed or not. Whenever the singular or plural number, masculine or feminine or neuter gender is used herein, it shall equally include the other.

          Section 4.2  Notice.
                       ------

                  (a)  The Mortgagor.  Any notice, demand or other instrument
                       -------------
authorized by this Mortgage to be served on or given to the Mortgagor may be served on or given to the Mortgagor, at:

                              Marriott Hotel Properties Limited Partnership c/o Host Marriott Corporation
                              Dept. 72/924.25
                              10400 Fernwood Road
                              Bethesda, Maryland 20817
                              Attention: Partnership Services

                              Copy to:

                              Host Marriott Corporation
                              10400 Fernwood Road
                              Bethesda, Maryland 20817
                              Attention: General Counsel

or at such other address as may have been furnished in writing to the Mortgagee by the Mortgagor.

                  (b)  The Mortgagee.  Any notice, demand or other instrument to
                       -------------
be served on or given to the Mortgagee may be served on or given to the Mortgagee at its offices located at:

                              The Sanwa Bank Limited, New York Branch
                              Part Avenue Plaza
                              55 East 52nd Street
                              New York, New York 10055
                              Attention: Mr. Tony S. Choi

                              Copy to:

                              Winston & Strawn
                              175 Water Street
                              New York, New York 10038
                              Attention: Richard B. Teiman, Esq.

or at such other address as may have been furnished in writing to the Mortgagor by the Mortgagee.

                  (c) All notices shall be in writing and shall be deemed properly given if delivered by hand or mailed, registered mail return receipt requested, addressed to the parties as set forth above. All notices shall be deemed effective when delivered by hand or three (3) business days after mailing.

          Section 4.3  Headings.
                       --------

          The headings of the articles, sections, paragraphs and subdivisions of this Mortgage are for convenience of reference only, and are not to be considered a part hereof, and shall not limit or otherwise affect any of the terms hereof.

          Section 4.4  Invalid Provisions to Affect No Others.
                       --------------------------------------

          In case any one or more of the covenants, agreements, terms or provisions contained in this Mortgage, the Loan Agreement or the Mortgage Note shall be invalid, illegal or unenforceable in any respect, the validity of the remaining covenants, agreements, terms or provisions contained herein and in the Loan Agreement and the Mortgage Note shall be in no way affected, prejudiced or disturbed thereby.

          Section 4.5  Modifications.
                       -------------

          The Mortgagee may at any time, without notice to any person, grant to the Mortgagor any modification of any kind or nature whatsoever, or allow any change or changes, substitution or substitutions of any of the Mortgaged Property or any other collateral which may be held by the Mortgagee without in any manner affecting the liability of the Mortgagor, any endorsers or guarantor of the Indebtedness hereby secured or any other person for the payment of the Indebtedness, together with any interest and any other sums which may be due and payable to the Mortgagee, and also without in any manner affecting or impairing the lien of this Mortgage upon the remainder of the Mortgaged Property and other collateral which is not changed or substituted; and it is also understood and agreed that the Mortgagee may at any time, without notice to any person, release any portion of the Mortgaged Property or any other collateral, or any portion of any other collateral which may be held as security for the payment of the Indebtedness, either with or without any consideration of such release or releases, without in any manner affecting the liability of the Mortgagor, all endorsers or guarantors, if any, and all other persons who are or shall be liable for the payment of the Indebtedness, and without affecting, disturbing or impairing in any manner whatsoever the validity and priority of the lien of this Mortgage for the full amount of the Indebtedness remaining unpaid, together with all interest and advances which shall become payable, upon the entire remainder of the Mortgaged Property or impairing to any extent whatsoever any and all other collateral security which may be held by the Mortgagee. It is distinctly understood and agreed by the Mortgagor and the Mortgagee that any release or releases may be made by the Mortgagee without the consent or approval of any other person or persons whomsoever.

          Section 4.6   Uniform Commercial Code.
                        -----------------------

          The parties agree that this Mortgage is a security agreement under the Florida Uniform Commercial Code for the purpose of creating a lien on the personal property and fixtures described herein.

          Section 4.7   Leasing Commissions.
                        -------------------

          The Mortgagor covenants that every agreement to pay leasing commissions with respect to the leasing of space in the Mortgaged Property, or any part thereof, are and shall be subject, subordinate and inferior to the right of the Mortgagee, so that in the event the Mortgagee acquires title to the Mortgaged Property either at a foreclosure sale or by other means, the Mortgagee will be exonerated and discharged from all liabilities for the payment of any such commissions or compensations.

          Section 4.8   Time is of the Essence.
                        ----------------------

          It is specifically agreed that time is of the essence of this Mortgage and that no waiver of any obligation hereunder or of the obligation secured hereby shall at any time thereafter be held to be a waiver of the terms hereof or of the instrument secured hereby.

          Section 4.9   Attorneys' Fees and Expenses.
                        ----------------------------

          Wherever provison is made herein for payment for reasonable attorneys' or counsels' fees or expenses incurred by the Mortgagee, said provision shall include, but not be limited to, reasonable attorneys' or counsels' fees or expenses incurred in any and all judicial, bankruptcy, reorganization, administrative, or other proceedings, including appellate proceedings, whether such proceedings arise before or after entry of a final judgement.

          Section 4.10  Maximum Rate of Interest.
                        ------------------------

          Nothing herein contained, nor in the Mortgage Note or Loan Agreement secured hereby, nor in or any instrument or transaction related thereto, shall be construed or so operate as to require the Mortgagor, maker, or any person liable for the payment of the Mortgage Note, to pay interest in an amount or at a rate greater than the maximum allowed by law. Should any interest or other charges in the nature of the interest paid by the Mortgagor, or any parties liable for the payment of the Mortgage Note, result in the computation or earning of interest in excess of the maximum rate of interest allowed by the applicable law, then any and all such excess shall be and the same is hereby waived by the holder thereof, and all such excess shall be automatically credited against and in reduction of the principal balance, and any portion of said excess which exceeds the principal balance shall be paid by the holder hereof to the Mortgagor, maker or any parties liable for the payment of the Mortgage Note, it being the intent of the parties hereto that under no circumstances shall the Mortgagor, or any parties liable for the payment of the Mortgage Note, be required to pay interest in excess of the maximum rate allowed by law.

          Section 4.11  Applicable Law.
                        --------------

          This Mortgage shall be interpreted, construed and enforced according to the laws of the State of Florida. This choice-of-law provision shall not be deemed to affect the choice-of-law provision contained in any of the other Loan Documents.

          Section 4.12  Default Rate.
                        ------------

          Upon default in payment of any amount hereunder or under the Mortgage Note when due, interest shall be payable on the whole of the outstanding principal balance of the Indebtedness from the due date until paid in full at the rate specified in Section 2.6 of the Loan Agreement (the "Default Rate").

                                   SECTION 5

                             ADDITIONAL PROVISIONS

          Section 5.1   Non-Recourse.
                        ------------

          Notwithstanding any contrary provision of this Mortgage, it is hereby expressly agreed that, except as otherwise provided in this Section 5.1, neither the Mortgagor nor the General Partner, nor any legal representative, successor or assign of the Mortgagor or the General Partner, nor any officer, director, shareholder of or partner in the Mortgagor or the General Partner nor any other principal in the Mortgagor or in the General Partner, whether disclosed or undisclosed, shall have any personal liability for (i) the payment of any sum of money which is or may be payable hereunder or under the Mortgage Note or any other Loan Document to which the Mortgagor is a party, including but not limited to, the repayment of the indebtedness evidenced by the Mortgage Note, or (ii) the performance or discharge of any covenants or undertakings of the Mortgagor hereunder or under the Loan Documents, and in the event of any Event of Default hereunder or any default or event of default under the Mortgage Note or any other Loan Document, the Mortgagee shall proceed solely against the Mortgaged Property and any other collateral given as security for payment of the Mortgage Note, and the Mortgagee shall not seek or claim recourse against the Mortgagor or the General Partner or any legal representative, successor or assign of the Mortgagor or the General Partner or any officer, director, shareholder of or partner in the Mortgagor or the General Partner or any other principal in the Mortgagor or the General Partner, whether disclosed or undisclosed, for any deficiency or any personal judgment after a foreclosure of the lien of this Mortgage or the Assignment of Rents, or both, or for the performance or discharge of any covenants or undertakings of the Mortgagor hereunder or under the Mortgage Note, the Loan Agreement or any other Loan Document. Notwithstanding the foregoing, nothing contained in this Section 5.1 shall (a) impair the validity of the indebtedness evidenced by the Mortgage Note or in any way affect or impair the lien of this Mortgage or the right of any holder of the Mortgage Note or secured party under this Mortgage to foreclose this Mortgage following an Event of Default hereunder in accordance with Section 3 hereof or prevent the Mortgagee or any holder of the Mortgage Note from exercising any rights or remedies under any of the Loan Documents or any of the other Related Documents against the Mortgagor, the Mortgaged Property or any other collateral or (b) relieve the Mortgagor or the General Partner of any personal liability for any loss, cost, expense, damage or liability, including, without limitation, reasonable attorney's fees and disbursements, suffered or incurred by the Mortgagee arising out of or resulting from (x) any representation or warranty contained in any of the Loan Documents made by the Mortgagor or the General Partner having been false or incorrect in a material respect when made and having been made with fraudulent intent, (y) any amount distributed to the General Partner in violation of any provision of any of the Loan Documents or (z) fraud or breach of trust, including, but not limited to, misapplication of loan proceeds advanced pursuant to the Mortgage Note and the Loan Agreement or any insurance proceeds or condemnation awards or other sums which are part of the Mortgaged Property that may come into Mortgagor's possession or control or (c) relieve Mortgagor or the General Partner of any personal liability under the Environmental Indemnity (as defined in the Loan Agreement). The provisions of this paragraph shall not, however, affect any separate guaranty or similar undertaking with respect to all or any part of the indebtedness secured hereby or any subsequent assumption of the obligations with respect to such indebtedness or the Mortgage. It is the intention of the Mortgagee and the Mortgagor that this Section 5.1 shall govern every other provision of this Mortgage and that the absence of explicit reference to this Section 5.1 in any provision of this Mortgage shall not be construed to deny the application of this Section 5.1 to such provision, notwithstanding the presence of explicit reference to this Section 5.1 in other provisions of this Mortgage.

          Section 5.2    Debtor-Creditor Relationship.
                         ----------------------------

          The Mortgagor and the Mortgagee acknowledge and agree that the Mortgagee is extending credit for the benefit of the Mortgagor pursuant to the terms set forth in the Loan Agreement and the other Loan Documents, and that the relationship between them is limited exclusively to that of debtor-creditor. The Loan Agreement and the other Loan Documents should not in any way be construed to create a partnership or joint venture between the Mortgagor and the Mortgagee.

          Section 5.3  Assignment of Rents.
                       -------------------

          Pursuant to Chapter 697.07, Florida Statutes, Mortgagor has executed and delivered to Mortgagee that certain Amended and Restated Assignment of Leases, Rents and Profits dated as of June 16, 1995, the terms and provisions of which are incorporated herein by this reference thereto.

          Section 5.4  WAIVER OF JURY TRAIL.
                       --------------------

          THE MORTGAGOR AND THE MORTGAGEE EACH HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS MORTGAGE, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.



                                 [END OF PAGE]

     IN WITNESS WHEREOF, the undersigned have executed this instrument as of the date and year first above written, even though this instrument may have been executed prior to such date by one of the parties hereto.

Signed, sealed & delivered
in the presence of:

                                  MARRIOTT HOTEL PROPERTIES
__________________                     LIMITED PARTNERSHIP
                                  a Delaware limited partnership,
Name: ____________
                                  By: Hotel Properties Management, Inc.,
                                       a Delaware Corporation,
                                       General Partner
__________________

Name: ____________
                                  By: ______________________
                                      Name:
                                      Title:

                                              (Corporate Seal)


                                  THE SANWA BANK LIMITED,
__________________                acting by and through its
                                  New York Branch
Name: ____________


__________________                By: ________________________________
                                      Name:
Name: ____________                    Title:

STATE OF NEW YORK  )
                   )   ss.:
COUNTY OF NEW YORK )


          Before me personally appeared _____________________, to me known to be the Vice President of Hotel Properties Management, Inc., a Delaware corporation, the general partner of Marriott Hotel Properties Limited Partnership, a Delaware limited partnership, named in the foregoing instrument and known to me to be the person who as Vice President of such general partner of said limited partnership executed the same and he did acknowledge before me that said instrument is the free act and deed of such limited partnership and by him executed for the purposes therein expressed; all under authority in him duly vested.

          WITNESS my hand and official seal in the County and State last aforesaid this _____ day of October, 1995.


                                   ____________________________________________
                                   Notary Public

                                   My Commission Expires:


(Seal)

STATE OF NEW YORK    )
                     )    ss.:
COUNTY OF NEW YORK   )

          Before me personally appeared ____________________________ to me known to me to be the ___________________________ of the New York Branch of The Sanwa Bank Limited, a Japanese banking corporation acting by and through its New York Branch, named in the foregoing instrument who as ________________ of such entity executed the same and he did acknowledge before me that said instrument is the free act and deed of said entity and by him executed for the purposes therein expressed; all under authority in him duly vested.

          WITNESS my hand and official seal in the County and State last aforesaid this _____ day of October, 1995.


                                  ____________________________________________
                                  Notary Public

                                  My Commission Expires:



(Seal)

                                                                       EXHIBIT A

                             RENEWAL MORTGAGE NOTE
                             ---------------------

$156,978,523.36                                              As of June 16, 1995

          FOR VALUE RECEIVED, MARRIOTT HOTEL PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership, having an address c/o Host Marriott Corporation, 10400 Fernwood Road, Bethesda, Maryland 20817 ("Maker"), promises to pay to the order of THE SANWA BANK LIMITED ("Payee"), acting by and through its New York Branch, on June 16, 2000 (the "Repayment Date") at 55 East 52nd Street, New York, New York 10055, or at such other place as may be designated in writing by the holder of this Renewal Mortgage Note, the aggregate principal amount of ONE HUNDRED FIFTY-SIX MILLION NINE HUNDRED SEVENTY-EIGHT THOUSAND FIVE HUNDRED TWENTY-THREE AND 36/100 DOLLARS ($156,978,523.36) or, if less, the aggregate principal amount hereof then outstanding (the "Principal Amount"). Maker further promises to pay interest as hereinafter set forth. The capitalized terms used and not otherwise herein defined shall have the respective meanings assigned thereto in that certain Amended and Restated Term Loan Agreement dated as of June 16, 1995 between the Maker and the Payee (as amended, modified or supplemented, the "Loan Agreement"). In the event of any inconsistency between the Loan Agreement and this Renewal Mortgage Note, the Loan Agreement shall govern.

          This Renewal Mortgage Note is given as a renewal of the unpaid principal obligations under that certain mortgage note, dated January 12, 1993, in the principal amount of $180,087,250.92, made by Maker to the order of Payee, which mortgage note is attached hereto.

          This Renewal Mortgage Note is secured by, among other things, an Amended and Restated Mortgage and Security Agreement dated as of June 16, 1995 (the "Mortgage") between Maker and Payee covering Maker's fee simple estate in land and improvements located in the County of Orange and State of Florida and more particularly described in Exhibit B to the Mortgage.

          The Principal Amount plus all unpaid interest accrued thereon together with all other amounts owed under this Renewal Mortgage Note and the other Loan Documents shall become immediately due and payable, at the option of Payee, upon the occurrence of any Event of Default under and as defined in the Loan Agreement.

          Maker shall pay interest on the outstanding principal amount hereof at the rates per annum and on the dates set forth in or established by the Loan Agreement and as calculated therein. All indebtedness outstanding under this Renewal Mortgage Note shall bear interest (computed in the same manner as interest on this Renewal Mortgage Note prior to maturity) after maturity by acceleration or otherwise, at the rate set forth in Section
2.6 of the Loan Agreement, and all such interest shall be payable on demand.

          Maker promises to pay, without setoff or deduction, to the order of Payee at the place designated in the first paragraph, semi-annual payments of principal as follows:

                         Amount                 Payment Date
                         ------                 ------------
                       $4,000,000             December 16, 1995
                       $4,000,000             June 16, 1996
                       $3,500,000             December 16, 1996
                       $3,500,000             June 16, 1997
                       $3,500,000             December 16, 1997
                       $3,500,000             June 16, 1998
                       $2,000,000             December 16, 1998
                       $2,000,000             June 16, 1999
                       $2,000,000             December 16, 1999
                       $2,000,000             June 1, 2000

          The Principal Amount and all accrued and unpaid interest and all other sums, if any, then due under the Loan Agreement shall be due and payable in full on the Repayment Date.

          Maker may prepay, in whole or in part, the Principal Amount in the amounts and terms provided for such prepayments under Section 2.4(a) of the Loan Agreement and shall prepay, as required in whole or in part, all or a portion of the Principal Amount in the amounts and terms provided for such prepayments under Section 2.4(b) of the Loan Agreement.

          Maker and all endorsers, sureties and guarantors hereby jointly and severally waive presentment for payment, demand, notice of demand, notice of nonpayment or dishonor, protest and notice of protest of this Renewal Mortgage Note, and they agree that the liability of each of them shall be without regard to the liability of any other party, and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by the holder hereof (other than by the terms hereof). Maker and all endorsers, sureties and guarantors consent to any and all extensions of time, renewals, waivers or modifications that may be granted by the holder hereof with respect to the payment or other provisions of this Renewal Mortgage Note, and to the release of the collateral or any part thereof, with or without substitution, and agree that additional makers, endorsers, guarantors or sureties may become parties to this Renewal Mortgage Note without notice to them or affecting their liability under this Renewal Mortgage Note.

          Payee's acceptance of any amount paid after the occurrence and during the continuance of an Event of Default without itself curing said default shall not operate as a waiver of such default nor a continuing waiver of any subsequent default.

          All payments of interest, principal and other sums due and payable hereunder shall be made in lawful money of the United States of America by wire transfer of same day funds to The Sanwa Bank Limited, New York Branch, 55 East 52nd Street, New York, New York 10055, by credit of Federal or other immediately available funds satisfactory to Payee wired to the Payee ABA #026-00-9823 with designation of what such payment is for, or to any other office, branch or affiliate of Payee hereafter selected and notified to Maker from time to time by Payee. All payments of principal and interest on this Renewal Mortgage Note shall be made to Payee in such funds not later than 3:00 p.m. New York City time on the date such payment is due. Any payment received after 3:00 p.m. shall be deemed received by Payee on the following Business Day.

          The failure of Payee to exercise the option for acceleration following any Event of Default, or to exercise any other option or remedy granted to it under the Loan Agreement, the Mortgage or any other Loan Document in any one or more instances, or the acceptance by Payee of partial payments or partial performance, shall not constitute a waiver of any such default, but such options shall remain continuously in force while such default is outstanding. Acceleration of maturity, once claimed hereunder by Payee, may, at the option of Payee, be rescinded by written acknowledgement to that effect, but the tender and acceptance of partial payment or partial performance alone shall not in any way affect or rescind such acceleration of the Repayment Date.

          The remedies of the holder hereof as provided in the Loan Documents shall be cumulative and concurrent, and may be pursued singly, successively or together at the sole discretion of the holder hereof, and may be exercised as often as occasion therefor shall occur; and the delay, omission or failure to exercise any such right, privilege or remedy under this Renewal Mortgage Note shall in no event impair such right, privilege or power or be construed as a waiver or release of any default or acquiescence therein. Any single or partial exercise of any right, privilege or power shall not preclude any other or further exercise thereof or the exercise of any other right, privilege or power. Nothing herein contained shall be construed as limiting the holder of this Renewal Mortgage Note to the remedies mentioned above.

          Maker hereby waives and releases, to the extent permitted by law, any benefits that might accrue to Maker by virtue of any present or future laws exempting the Mortgaged Property (as defined in the Mortgage) or any other property, real or personal, or any part of the proceeds arising from any sale of any such property, from attachment, levy or sale under execution, exemption from civil process or extension of time for payment; and Maker agrees that any property that may be levied upon pursuant to a judgment obtained by virtue of this Renewal Mortgage Note, or any writ of execution issued thereon, may be sold upon any such writ in whole or in part in any order desired by Payee.

          Notwithstanding any contrary provision of the Renewal Mortgage Note, it is hereby expressly agreed that except as provided in the remaining sentences of this paragraph, neither Maker, any partner in Maker, any legal representative, successor or assign of Maker or any such partner, nor any officer, director, shareholder of or partner in Maker or any such partner nor any other principal in Maker or in any partner in Maker, whether disclosed or undisclosed, shall have any personal liability for (i) the payment of any sum of money which is or may be payable hereunder or under any other Loan Document to which Maker is a party or (ii) the performance or discharge of any covenants or undertakings of Maker hereunder or under any of the Loan Documents, and in the event of any Event of Default or any default or event of default under any other Loan Document, Payee shall proceed solely against the Mortgaged Property and any other collateral given as security for payment hereof, and Payee shall not seek or claim recourse against Maker or any partner in Maker, any legal representative, successor or assign of Maker or any such partner or any officer, director, shareholder of or partner in Maker or any such partner or any other principal in Maker or in any partner in Maker, whether disclosed or undisclosed, for any deficiency or any personal judgment after a foreclosure of the lien of the Mortgage or the Assignment of Rents, or both, or for the performance or discharge of any covenants or undertakings of Maker hereunder or under the Loan Agreement or any other Loan Document. Notwithstanding the foregoing, nothing contained in this paragraph shall (a) impair the validity of the indebtedness evidenced hereby or in any way affect or impair the lien of the Mortgage or the right of any holder hereof or secured party under the Mortgage to foreclose the Mortgage following an Event of Default in accordance with
Section 3 thereof or prevent Payee or any holder hereof from exercising any rights or remedies under any of the Loan Documents or any of the other Related Documents against Maker, the Mortgaged Property or any other collateral or (b) relieve Maker or any partner in Maker of any personal liability for any loss, cost, expense, damage or liability, including, without limitation, reasonable attorney's fees and disbursements, suffered or incurred by Payee arising out of or resulting from (x) any representation or warranty contained in any of the Loan Documents made by Maker or any such partner having been false or incorrect in a material respect when made and having been made with fraudulent intent, (y) any amount distributed to any partner in Maker in violation of any provision of any of the Loan Documents or (z) fraud or breach of trust, including, but not limited to, misapplication of loan proceeds advanced hereunder or pursuant to the Loan Agreement or any insurance proceeds or condemnation awards or other sums which are part of the Mortgaged Property that may come into Maker's possession or control or (c) relieve Maker or any partner in Maker of any personal liability under the Environmental Indemnity. The provisions of this paragraph shall not, however, affect any separate guaranty or similar undertaking with respect to all or any part of the indebtedness evidenced hereby or any subsequent assumption of the obligations with respect to such indebtedness or the Mortgage.

          No reference in this Renewal Mortgage Note to, and no provisions of, any of the other documents or instruments herein described shall alter or impair the obligation of Maker to pay the principal of, and interest on, this Renewal Mortgage Note, at the time and place and at the rates and in the monies and funds described in this Renewal Mortgage Note, in accordance with the terms hereof.

          Notwithstanding anything to the contrary contained herein, Payee shall not charge, take or receive and Maker shall not be obligated to pay to Payee, any amounts constituting interest on the principal amount hereof in excess of the maximum rate permitted by applicable law.

          This Renewal Mortgage Note shall be governed by, and construed in accordance with, the laws of the State of New York.

          This Renewal Mortgage Note may not be modified or discharged orally, but only by an agreement in writing executed by the party against whom enforcement of any modification or discharge is sought.

          Whenever used herein the singular number shall include the plural and the plural shall include the singular, the use of any gender shall be applicable to all genders, and the words "Payee" and "Maker" shall be deemed to include the respective successors and assigns thereof.

          IN WITNESS WHEREOF, Maker intending to be legally bound by this Renewal Mortgage Note, has caused this Renewal Mortgage Note to be executed as of the day and year first above written.


                                        MARRIOTT HOTEL PROPERTIES LIMITED
                                        PARTNERSHIP

                                        By:  Hotel Properties Management, Inc.,
                                             General Partner, a Delaware
                                             corporation



                                        By:_____________________________________
                                           Name:
                                           Title:

                                                                       EXHIBIT B




                               LEGAL DESCRIPTION

Parcel 1A:

Commence at the Southeast corner of Section 28, Township 24 South, Range 28 East, Orange County, Florida: thence North 89 degrees 54'15" West 1,720.86 feet along the South line of said Section 28; thence North 00 degrees 05'45" East
111.08 feet; thence North 44 degrees 56'22" East 31.38 feet for a Point of Beginning; thence continue North 44 degrees 56'22" East 215.43; thence North 89 degrees 56'22" East 4.95 feet; thence South 44 degrees 56'22" West 220.00 feet; thence North 28 degrees 02'24" West 3.66 feet to the Point of Beginning.

AND

Parcel 1B:

Commence at the Southeast corner of Section 28, Township 24 South, Range 28 East, Orange County, Florida, thence North 89 degrees 54'15" West 1,720.86 feet along the South line of said Section 28; thence North 00 degrees 05'45" East
111.08 feet; thence North 28 degrees 02'24" West 323.96 feet; thence North 60 degrees 54'13" West 26.21 feet; thence North 14 degrees 32'25" West 189.43 feet; thence North 28 degrees 02'24" West 108.97 feet for a Point of Beginning; thence continue North 28 degrees 02'24" West 20.24 feet; thence North
28 degrees 10'01" East 286.07 feet; thence South 81 degrees 17'50" East 649.40 feet; thence South 19 degrees 24'36" East 17.39 feet; thence North
81 degrees 17'50" West 645.17 feet; thence South 28 degrees 10'01" West 287.01 feet to the Point of Beginning.

AND (PARCEL 1B2)

A part of Lots 10 and 11, W.R. MUNGERLAND COMPANY SUBDIVISION as recorded in Plat Book "E", Page 22, Public Records of Orange County, Florida, being more particularly described as follows:

Commence at the Northwest corner of the East 1/2 of the Northwest 1/4 of the Northeast 1/4 of the Northwest 1/4 of said Section 34, Township 24 South, Range 28 East, Orange County, Florida; thence South 00 degrees 02'50" East along the West line of the East 1/2 of the Northwest 1/4 of the Northeast 1/4 of the Northwest 1/4 of said Section 34, for 519.44 feet to the Point of Beginning; thence continue South 00 degrees 02'50" East along said West line for 169.24 feet to the Southwest corner of the East 1/2 of the Northwest 1/4 of the Northeast 1/4 of the Northwest 1/4 of said Section 34; thence North
89 degrees 54'25" East for 371.29 feet; thence North 08 degrees 23'23" West for
200.32 feet; thence North 36 degrees 36'35" East for 75.55 feet; thence North 03 degrees 18'22" East for 101.06 feet; thence North 45 degrees 03'36" West for
162.94 feet; thence South 89 degrees 56'22" West for 109.51 feet; thence South 00 degrees 03'38" East for 49.94 feet; thence South 40 degrees 19'50" West for
19.55 feet; thence South 11 degrees 36'45" East for 24.61 feet; thence South
44 degrees 00'34" West for 33.15 feet; thence South 30 degrees 00'01" West for
213.64 feet; thence South 74 degrees 59'58" West for 31.82 feet to the Point of Beginning.

                         [Legal Description Continued]


AND

Legal Description (Overall) (PARCEL 1B3)

Beginning at the Northwest corner of Section 34, Township 24 South, Range 28 East, Orange County, Florida, run North 89 degrees 56'22" East along the North line of said Section 34 1,660.01 feet to the West line of the East 1/2 of the Northwest 1/4 of the Northeast 1/4 of the Northwest 1/4 of said Section 34; thence run South 00 degrees 02'50" East 688.68 feet along said West line to the Southwest corner of East 1/2 of the Northwest 1/4 of the Northeast 1/4 of the Northwest 1/4 of Section 34; thence run North 89 degrees 54'25" East 894.08 feet along the South line of the North 1/2 of the Northeast 1/4 of the Northwest 1/4 of Section 34 to a point on the Westerly right of way line of State Road No.
535 as shown on the preliminary State of Florida Department of Transportation right of way Map Section 75000-2550; thence run South 37 degrees 06'03" East
165.65 feet along said right of way line to a point on the West Line of the Northwest 1/4 of the Northeast 1/4 of Section 34; thence leaving said right of way line run South 00 degrees 05'58" West 555.81 feet along said West line to the Southwest corner of the Northwest 1/4 of the Northeast 1/4 of Section 34; thence run North 89 degrees 50'57" East along the South line of the Northwest 1/4 of Northeast 1/4 of said Section 34, a distance of 297.93 feet to a point on the aforementioned right of way line of State Road 535; thence South 27 degrees 45'52" West 103.89 feet to a point on the North right of way line of I-4 (Disney World) interchange as shown on the aforementioned right of way map; thence run along said right of way the following courses and distances; thence North 86 degrees 56'56" West 946.89 feet; thence North 88 degrees 56'18" West 600.80 feet; thence North 85 degrees 58'50" West 2,687.55 feet; thence North 78 degrees 33'11" West 518.52 feet to the point of curvature of a curve concave Northeasterly having a radius of 740.00 feet and a central angle of 82 degrees 28'00"; thence from a tangent bearing of North 81 degrees 58'50" West run Northerly along the arc of said curve 1,065.09 feet to a point; thence from a tangent bearing of North 00 degrees 29'10" East run North 00 degrees 56'39" West
376.89 feet to the South line of Section 28, Township 24 South, Range 28 East; thence continue along aforementioned right of way line North 00 degrees 59'09" West 552.72 feet to the point of curvature of a curve concave Southeasterly having a radius of 900.0 a central angle of 38 degrees 00'00"; thence from a tangent bearing of North 00 degrees 29'10" East run Northeasterly along the arc of said curve 596.90 feet to a point; thence run North 36 degrees 53'3** East
279.66 feet to a point, said point being the Northwest corner of lands conveyed by Warranty Deed recorded in O.R. Book 3330, Page 1280, of the Public Records of Orange County, Florida; thence departing the Easterly right of way line of Interstate 4 (S.R. #400 run along the Northerly line of those previously conveyed lands (O.R. Book 3330, Page 1280) the following courses and distances; South 89 degrees 47'18" East a distance of 1,246.98 feet to an intersection with the arc of a curve concave Northeast and having a radius of 415.0* feet; run thence Southeast along the arc of said curve through a central angle of 31 degrees 41'1** a distance of 229.50 feet to an intersection with the Westerly line of that parcel described in O.R. Book 3287, Page 1946, of the Public Records of Orange County, Florida; thence South 00 degrees 24'05" West along said Westerly line 956.50 feet to the South line of said parcel; thence South 89 degrees 43'50" East along said South line 660.00 feet to the East line of said parcel and the East line of Section 28, Township 24 South, Range 28 East; thence South 00 degrees 24'05" West along said Section line 330.92 feet to the Point of Beginning.

LESS AND EXCEPTING the Condominium site described as follows:

Legal Description (Condominium Site)

For a point of reference commence at the Northwest corner of Section 34, Township 24 South, Range 28 East of Orange County, Florida; thence run North 89 degrees 56'22" East along the North line of said Section 34 a distance of 1,660.01 feet; to the West line of the East * of the Northwest 1/4 of the Northeast 1/4 of the Northwest 1/4 of said Section 34; thence run South 00 degrees 02'50" East 688.68 feet along said West line to the Southwest corner of said East 1/2 of the Northwest 1/4 of the Northeast 1/4 of the Northwest 1/4 of
Section 34; thence run North 89 degrees 54'25" East 894.08 feet along the South line of the North 1/2 of the Northeast 1/4 of the Northwest 1/4 of Section 34 to a point on the Westerly right of way line of State Road No. 535 as shown on the preliminary State of Florida Department of Transportation right of way Section 75000-2520; thence run South 37 degrees 06'03" East 165.65 feet

                                     -**-

                         [Legal Description Continued]

along said right of way line to a point on the West line of the Northwest 1/4 of the Northeast 1/4 of Section 34; thence leaving said right of way line run South 00 degrees 05'58" West 555.81 feet along said West line to the Southwest corner of the Northwest 1/4 of the Northeast 1/4 of Section 34; thence run North 89 degrees 50'57" East along the South line of the Northwest 1/4 of the Northeast 1/4 of said Section 34 a distance of 297.93 feet to a point on the aforementioned right of way line of State Road No. 535; thence run South 27 degrees 45'52" West 103.89 feet to a point on the Northerly right of way line of I-4 (Disney World) Interchange as shown on aforementioned right of way map; thence run along said right of way line the following courses and distances; thence North 86 degrees 56'56" West 946.89 feet; thence North 88 degrees 56'18" West 600.80 feet; thence run North 85 degrees 58'50" West a distance of 358.65 feet; thence leaving said North right of way line from a chord bearing of North 08 degrees 16'44" West run Northwesterly a distance of 147.74 feet along the arc of a non-tangent curve concave to the Southwest and having a radius of 460.68 feet and a central angle of 18 degrees 22'28" to a point on a non-tangent curve concave to the Southwest and having a radius of 466.68 feet; thence run Northwesterly a distance of 163.65 feet, along the arc of said curve through a central angle of 20 degrees 05'31" to a point on a non-tangent curve concave to the Southwest and having a radius of 475.18 feet; thence run Northwesterly a distance of 388.32 feet along the arc of said curve through a central angle of 46 degrees 49'21"; thence run North 84 degrees 19'24" West a distance of 465.36 feet to the point of curvature of a curve concave South said curve having a radius of 1,299.38 feet; thence run Westerly along the arc of said curve through a central angle of 05 degrees 44'14" for a distance of 130.11 feet; thence run South 89 degrees 56'22" West a distance of 37.00 feet; thence run North 00 degrees 03'38" West a distance of 270.03 feet to the point of curvature of a curve concave Southeast, said curve having a radius of 121.48 feet; thence run Northeasterly along the arc of said curve through a central angle of 34 degrees 00'00" a distance of 72.09 feet to the point of reverse curvature of a curve concave Northwesterly said curve having a radius of 298.79 feet; thence run Northerly along the arc of said curve through a central angle of 36 degrees 46'40" a distance of 191.80 feet to the point of compound curvature of a curve concave Southwesterly; said curve having a radius of 131.00 feet; thence run Northwesterly along the arc of said curve through a central angle of 44 degrees 43'20" a distance of 102.25 feet; thence run North 47 degrees 33'38" West a distance of 153.92 feet; thence run North 45 degrees 03'38" West a distance of
185.41 feet to the point of a curvature of a curve concave Southerly, said curve having a radius of 201.00 feet; thence run Westerly along the arc of said curve through a central angle of 90 degrees 00'00" a distance of 315.73 feet; thence run South 44 degrees 56'22" West a distance of 73.87 feet to the point of curvature of a curve concave Nortwesterly, said curve having a radius of 169.00 feet; thence run Westerly along the arc of said curve through a central angle of 45 degrees 00'00" for a distance of 132.73 feet; thence run South 89 degrees 56'22" West a distance of 282.34 feet to the point of a curvature of a curve concave Northeasterly, said curve a radius of 169.00 feet; thence run Northwesterly along the arc of said curve through a central angle of 45 degrees 00'00" having a distance of 132.73 feet; thence run North 45 degrees 03'38" West a distance of 120.87 feet to the point of curvature of a curve concave Southwesterly, said curve having a radius of 75.15 feet; thence run Northwesterly along the arc of said curve through a central angle of 45 degrees 00'00" a distance of 59.03 feet to the point of reverse curvature of a curve concave Northeasterly said curve having a radius of 113.15 feet; thence run Northwesterly along the arc of said curve through a central angle of 45 degrees 00'00" a distance of 88.87 feet; thence run North 45 degrees 03'38" West a distance of 114.02 feet to the point of curvature of a curve concare to the Northeast, said curve having a radius of 159.00 feet; thence run along the arc of said curve through a central angle of 38 degrees 30'25" a distance of 106.86 feet to the Point of Beginning; thence run South 44 degrees 56'22" West a distance of 194.57 feet; thence run North 28 degrees 02'24" West a distance of
272.00 feet; thence run North 60 degrees 54'13" West 81.49 feet; thence run North 14 degrees 32'25" West a distance of 189.43 feet; thence run North 28 degrees 02'24" West, a distance of 129.21 feet; thence run North 28 degrees 10'01" East 286.07 feet; thence run South 81 degrees 17'50" East a distance of
649.40 feet; thence run South 19 degrees 24'36" East a distance of 197.54 feet; thence run South 09 degrees 09'54" West a distance of 169.98 feet; thence run South 89 degrees 56'22" West a distance of 277.00 feet; thence run South 00 degrees 03'38" East a distance of 220.92 feet; thence run South 89 degrees 56'22" West a distance of 76.00 feet; thence run South 44 degrees 56'22" West a distance of 25.43 feet to the Point of Beginning.

                         [Legal Description Continued]

LESS:

Real property situate in Orange County, Florida, more particularly described as follows:

PARCEL 2A:

Commence at the Southeast corner of Section 28, Township 24 South, Range 28 East. Orange County, Florida, thence North 89 degrees 54'15" West 1,720.86 feet along the South line of said Section 28, thence North 00 degrees 05'45" East
111.08 feet for a point of beginning; thence North 28 degrees 02'24" West 323.96 feet; thence South 60 degrees 54'13" East 55.28 feet; thence South 28 degrees 02'24" East 268.33 feet; thence South 44 degrees 56'22" West 31.38 feet to the Point of Beginning.

AND ALSO LESS:

PARCEL 2B1:


Commence at the Southeast corner of Section 28. Township 24 South, Range 28 East, Orange County, Florida; thence North 89 degrees 54'15" West 1,720.86 feet along the South line of said Section 28; thence North 00 degrees 05'45" East
111.08 feet; thence North 44 degrees 56'22" East 246.80 feet; thence North 89 degrees 56'22" East 80.95 feet for a Point of Beginning; thence North 00 degrees 03'38" West 220.82 feet; thence North 89 degrees 56'22" East 30.00 feet; thence South 00 degrees 03'38" East 220.82 feet; thence South 89 degrees 56'22" West
30.00 feet to the Point of Beginning.

AND ALSO LESS: (PARCEL 2B2)

A part of the Northwest 1/4 of Section 34, Township 24 South, Range 28 East, Orange County, Florida being more particularly described as follows:

Begin at the Northeast corner of the West 1/2 of the Northwest 1/4 of the Northeast 1/4 of the Northwest 1/4 of said section 34, Township 24 South, Range 28 East, Orange County, Florida; thence South 00 degrees 02'50" East along the East line of the West 1/2 of the Northwest 1/4 of the Northeast 1/4 of the Northwest 1/4 of said Section 34 for 519.44 feet; thence South 74 degrees 59'58" West for 131.81 feet; thence South 89 degrees 56'29" West for 90.29 feet; thence North 52 degrees 50'29" West for 71.41 feet; thence North 41 degrees 49'03" East for 85.76 feet; thence North 00 degrees 02'50" West for 87.26 feet; thence North 45 degrees 02'50" West for 15.85 feet; thence North 00 degrees 02'50" West for
96.96 feet; thence North 45 degrees 02'50" West for 28.27 feet; thence North 00 degrees 02'50 West for 118.10 feet; thence North 89 degrees 56'22" East for
123.89 feet to a point on a curve concave Southeasterly, a radial line to said point bearing North 56 degrees 47'44" West; thence Northeasterly along the arc of said curve having a radius of 143.00 feet, through a central angle of 43 degrees 24'07" for 108.32 feet to the point of tangency; thence North 76 degrees 36'22" East for 8.23 feet; thence North 00 degrees 02'50" West for 50.24 feet to the North line of said Section 34; thence North 89 degrees 56'22" East along said North line for 30.00 feet to the Point of Beginning.

AND ALSO LESS: (PARCEL 2B3)

A part of the South 1/2 of the Northeast 1/4 of the Northwest 1/4, Section 34, Township 24 South, Range 28 East, Orange County, Florida, being more particularly described as follows:

Begin at the Intersection of the South line, Lots 9 and 10. W.R. MUNGER SUBDIVISION, Plat Book "E", Page 22, Public Records, Orange County, Florida with the West right of way line of State Road 535 (Section 75000-2520); thence South 37 degrees 06'03" East along said West right of way line for 95.24 feet; thence South 52 degrees 53'57" West for 78.00 feet; thence North 82 degrees 06'36" West for 35.64 feet; thence North 37 degrees 06'03" West for 86.48 feet; thence
South 89 degrees 54'25" West for 311.32 feet; thence North 00 degrees 05'35" West for 49.00 feet; thence North 89 degrees 54'25" East for 403.63 feet to the Point of Beginning.

                         [Legal Description Continued]

LESS AND EXCEPT THE FOLLOWING PARCELS OF LAND:

LEGAL DESCRIPTION: (PARCEL 2B3)

A portion of the Northeast 1/4 of the Northwest 1/4 and that part of Area "E". ROYAL PALMS CONDOMINIUM, as recorded in Condominium Book 15, Pages 91 through 103, situated in Section 34, Township 24 South, Range 28 East, of the Public Records of Orange County, Florida, being more particularly described as follows:

Commence at the Northeast corner of the West 1/2 of the Northwest 1/4 of the Northeast 1/4 of the Northwest 1/4 of said Section 34, Township 24 South, Range 28 East, Orange County, Florida: thence South 89 degrees 56'22" West along the North line of said Section 34, a distance of 30.00 feet; thence departing said North line run South 00 degrees 02'50" East 50.24 feet; thence South 76 degrees 36'22" West 8.23 feet to the point of curvature of a curve concave Southeasterly and having a radius of 143.00 feet; thence run Southwesterly along the arc of said curve 108.32 feet through a central angle of 43 degrees 24'07" to a point on said curve; thence departing said curve run South 89 degrees 56'22" West along the North line of Area "G" of the aforesaid ROYAL PALMS CONDOMINIUM and a projection thereof a distance of 123.89 feet to the Northwest corner of said Area "G"; thence South 00 degrees 02'50" East along the Westerly line of said Area "G", a distance of 28.16 feet to the Northeast corner of said Area "E", said point also being the Point of Beginning; thence run along the Easterly line of said Area "E" the following courses and distances: South 00 degrees 02'50" East 89.94 feet; thence South 45 degrees 02'50" East 28.27 feet; thence South 00 degrees 02'50" East 96.96 feet; thence South 45 degrees 02'50" East 15.85 feet to the Southwest corner of said Area "G"; thence South 00 degrees 02'50" East along the Easterly line of the aforementioned Area "E" a distance of 87.26 feet; thence continue along said Easterly line of said Area "E" the following courses and distances: South 41 degrees 49'03" West 85.76 feet to a point on a curve concave Northwesterly and having a radius of 732.58 feet; thence from a chord bearing of South 45 degrees 37'46" West run Southwesterly along the arc of said curve 11.66 feet through a central angle of 00 degrees 54'44" to a point on said curve; thence departing said curve and said Easterly line of Area "E", run South 89 degrees 58'58" West 147.58 feet; thence North 00 degrees 01'02" West 12.71 feet; thence North 49 degrees 08'17" West 47.12 feet; thence North 40 degrees 51'43" East 20.39 feet; thence North 64 degrees 59'35" West 23.00 feet; thence South 49 degrees 12'28" West 28.08 feet; thence North 64 degrees 50'27" West
65.89 feet to the point of curvature of a curve concave Northeasterly and having a radius of 30.00 feet; thence run Northwesterly along the arc of said cure
47.20 feet through a central angle of 90 degrees 08'16" to the point of tangency; thence North 25 degrees 17'49" East 129.17 feet to the point of curvature of a curve concave Southeasterly and having a radius of 144.00 feet; thence run Northeasterly along the arc of said curve 112.37 feet through a central angle of 44 degrees 42'36" to the point of tangency; thence North 70 degrees 00'25" East 118.55 feet to the point of curvature of a curve concave Northwesterly and having a radius of 36.00 feet; thence run Northeasterly along the arc of said curve 38.14 feet through a central angle of 60 degrees 41'57" to a point on said curve, said point also being on the North line of the aforementioned Area "E", thence North 89 degrees 59'31" East along said North line 49.28 feet to the Point of Beginning.


TOGETHER WITH

LEGAL DESCRIPTION: (RECREATIONAL PARCEL 2) (PARCEL 2B5)

That part of Area "E", ROYAL PALMS CONDOMINIUM, as recorded in Condominium Book 15, Pages 91 through 103, situated in Section 34, Township 24 South, Range 28 East, of the Public Records of Orange County, Florida, being more particularly described as follows:

                         [Legal Description Continued]

Commence at the Northeast corner of the West 1/2 of the Northwest 1/4 of the Northeast 1/4 of the Northwest 1/4 of said Section 34, Township 24 South, Range 28 East, Orange County, Florida, thence South 89 degrees 56'22" West along the North line of said Section 34, a distance of 30.00 feet; thence departing said North line run South 00 degrees 02'50" East 50.24 feet; thence South 76 degrees 36'22" West 8.23 feet to the point of curvature of a curve concave Southeasterly and having a radius of 143.00 feet; thence run Southwesterly along the arc of said curve 108.32 feet through a central angle of 43 degrees 24'07" to a point on said curve; thence departing said curve run South 89 degrees 56'22" West along the North line of Area "G" of the aforesaid ROYAL PALMS CONDOMINIUM and a projection thereof a distance of 123.89 feet to the Northwest corner of said Area "G"; thence run along the Westerly line of said Area "G" the following courses and distances: South 00 degrees 02'50" East 118.10 feet; thence South 45 degrees 02'50" East 28.27 feet; thence South 00 degrees 02'50" East 96.96 feet; thence South 45 degrees 02'50" East 15.85 feet to the Southwest corner of said Area "G"; thence South 00 degrees 02'50" East along the Easterly line of said Area "E" a distance of 87.26 feet; thence run along said Easterly line of said Area "E" the following courses and distances: South 41 degrees 49'03" West 85.76 feet to a point on a curve concave Northwesterly and having a radius of 732.58 feet; thence from a chord bearing of South 45 degrees 37'46" West run Southwesterly along the arc of said curve 11.66 feet through a central angle of 00 degrees 54'44" to a point on said curve; thence departing said curve and said Easterly line of Area "E", run South 89 degrees 58'58" West 147.58 feet for a Point of Beginning; said point being a point on a curve concave Northwesterly and having a radius of 21.33 feet; thence from a chord bearing of South 52 degrees 31'54" West run Southwesterly along the arc of said curve 38.94 feet through a central angle of 104 degrees 35'33" to the point of reverse curvature of a curve concave Southeasterly and having a radius of 18.67 feet; thence run Southwesterly along the arc of said curve 18.06 feet through a central angle of 55 degrees 25'26" to the point of reverse curvature of a curve concave Northeasterly and having a radius of 21.33 feet; thence run Northwesterly along the arc of said curve 60.66 feet through a central angle of 162 degrees 54'58" to the point of reverse curvature of a curve Westerly and having a radius of
18.67 feet; thence run Northerly along the arc of said curve 18.06 feet through a central angle of 55 degrees 25'26" to the point of reverse curvature of a curve concave Southeasterly and having a radius of 21.33 feet; thence run Northeasterly along the arc of said curve 33.59 feet through a central angle of 90 degrees 12'33" to a point on said curve; thence departing said curve run North 39 degrees 40'08" West 2.35 feet; thence North 49 degrees 12'28" East
28.08 feet; thence South 64 degrees 59'35" East 23.00 feet; thence South 40 degrees 51 degrees 51'43" West 20.39 feet; thence South 49 degrees 08'17" East
47.12 feet; thence South 00 degrees 01'02" East 12.71 feet to the Point of Beginning.

          THE SAME BEING DESCRIBED AS

          LEGAL DESCRIPTION-MARRIOTT WORLD

          A parcel of land lying within Sections 28, 33 and 34, Township 24 South, Range 28 East, Orange County, Florida, being more particularly described as follows:

          BEGINNING at Northwest corner of Section 34, Township 24 South, Range 28 East, Orange County Florida; thence N89 degrees 56'22"E along the North line of said Section 34 for 1630.01 feet to the West line of Area "B", ROYAL PALMS CONDOMINIUM as recorded in Condominium Book 16, Page 144, Public Records Orange County, Florida; thence along the West line of said Area "B" the following four courses; thence S00 degrees 02'50"E for 50.24 feet; thence S76 degrees 36'22"W for 8.23 feet to the point of curvature of a curve concave Southeasterly; thence Southwesterly along the arc of said curve having a radius of 143.00 feet and a chord bearing of S54 degrees 54'19"W, through a central angle of 43 degrees 24'07" for 108.32 feet to the point of intersection with a non-tangent line; thence S89 degrees 56'22"W for
          33.41 feet to the Northeast corner of Area "G", ROYAL PALMS CONDOMINIUM as recorded in Condominium Book 15, Page 91, Public Records Orange County, Florida; thence continue S89 degrees 56'22"W along the North line of said Area "G" for 90.48 feet to the Northwest corner of said Area "G"; thence S00 degrees 02'50"E along the West line of said Area "G" for 28.16 feet to the Northeast corner of Area "E", ROYAL PALMS CONDOMINIUM as recorded in Condominium Book 15, Page 91, Public Records

                         [Legal Description Continued]

Orange County, Florida; thence S89 degrees 59'31"W along the North line of said Area "E" for 49.28 feet to a point of intersection with a non-tangent curve concave Northwesterly; thence leaving said North line, run Southwesterly along the arc of said curve having a radius of 36.00 feet and a chord bearing of S39 degrees 39'27"W, through a central angle of 60 degrees 41'57" for 38.14 feet to the point of tangency; thence S70 degrees 00'25"W for 118.55 feet to the point of curvature of a curve concave Southeasterly; thence Southwesterly along the arc of said curve having a radius of 144.00 feet and a chord bearing of S47 degrees 39'07"W, through a central angle of 44 degrees 42'36" for 112.37 feet to the point of tangency; thence S25 degrees 17'49"W for 129.17 feet to the point of curvature of a curve concave Easterly; thence Southeasterly along the arc of said curve having a radius of 30.00 feet and a chord bearing of S19 degrees 46'19"E, through a central angle of 90 degrees 08'16" for 47.20 feet to the point of tangency; thence S64 degrees 50'27"E for 65.89 feet; thence S39 degrees 40'08"E for 2.35 feet to a point of Intersection with a non-tangent curve concave Easterly; thence Southeasterly along the arc of said curve having a radius of 21.33 feet and a chord bearing of S22 degrees 00'08"W, through a central angle of 90 degrees 12'33" for 33.59 feet to the point of reverse curvature of a curve concave Westerly; thence Southerly along the arc of said curve having a radius of 18.67 feet and a chord bearing of S04 degrees 36'29"W through a central angle of 55 degrees 25'26" for 18.06 feet to a point of reverse curvature of a curve concave Northeasterly; thence Southeasterly along the arc of said curve having a radius of 21.33 feet and a chord bearing of S49 degrees 08'17"E, through a central angle of 162 degrees 54'58" for 60.66 feet to the point of reverse curvature of a curve concave Southerly; thence Northeasterly along the arc of said curve having a radius of 18.67 feet and a chord bearing of N77 degrees 06'57"E, through a central angle of 55 degrees 25'26" for 18.06 feet to a point of reverse curvature of a curve concave Northwesterly; thence Northeasterly along the arc of said curve having a radius of 21.33 feet and a chord bearing of N52 degrees 31'54"E, through a central angle of 104 degrees 35'33" for 38.94 feet to the point of intersection with a non-tangent line; thence N89 degrees 58'58"E for 147.58 feet to a point of intersection with a non-tangent curve concave Northwesterly and being a point on the South line of said Area "E", ROYAL PALMS CONDOMINIUM; thence Northeasterly the South line of said Area "E", along the arc of said curve having a radius of
732.58 feet and a chord bearing of N45 degrees 37'46"E, through a central angle of 00 degrees 54'44" for 11.66 feet to the Southwest corner of Area "B", ROYAL PALMS CONDOMINIUM as recorded in Condominium Book 16, Page 144, Public Records Orange County, Florida; thence along the South line of said Area "B" the following four courses; thence S52 degrees 50'29"E for 71.41 feet; thence N89 degrees 56'29"E for 90.29 feet; thence N74 degrees 59'58"E for 163.63 feet; thence N30 degrees 00'01"E for 150.00 feet to the Southeast corner of Area "F", ROYAL PALMS CONDOMINIUM as recorded in Condominium Book 15, Page 91, Public Records Orange County, Florida; thence along the East line of said Area "F" the following five courses; thence N30 degrees 00'01"E for 63.64 feet; thence N44 degrees 00'34"E for 33.15 feet; thence N11 degrees 36'45"W for 24.61 feet; thence N40 degrees 19'50"E for 19.55 feet; thence N00 degrees 03'38"W for 49.94 feet to the Southwest corner of Area "A", ROYAL PALMS CONDOMINIUM as recorded in Condominium Book 15, Page 91, Public Records Orange County, Florida; thence along the South line of said Area "A" the following two courses; thence N89 degrees 56'22"E for 109.51 feet; thence S45 degrees 03'36"E for 162.94 feet to the Northwest corner of Area "C", ROYAL PALMS CONDOMINIUM as recorded in Condominium Book 16, Page 42, Public Records Orange County, Florida; thence along the West line of said Area "C" the following three courses; thence S03 degrees 18'22"W for 101.06 feet; thence S36 degrees 36'35"W for 75.55 feet; thence S08 degrees 23'25"E for 200.32 feet to a point on the South line of the North 1/2 of the Northeast 1/4 of the Northwest 1/4 of Section 34, Township 24 South, Range 28 East, Orange County, Florida; thence N89 degrees 54'25"E along said South line and along the South line of Area "C", ROYAL PALMS CONDOMINIUM for 119.16 feet to a point on the West line of Area "D", ROYAL PALMS CONDOMINIUM as recorded in Condominium Book 16, Page 69, Public Records Orange County,

                         [Legal Description Continued]

Florida: thence S00 degrees 05'35"E along the West line of said Area "D" for
49.00 feet to the South line of said Area "D"; thence along the South line of said Area "D" the following four courses; thence N89 degrees 54'25"E for 311.32 feet; thence S37 degrees 06'03"E for 86.48 feet; thence S82 degrees 06'36"E for
35.64 feet; thence N52 degrees 53'57"E for 78.00 feet to a point on the Westerly right-of-way line of State Road No.535 as shown on the preliminary State of Florida Department of Transportation right-of-way Map Section 75000-2528; thence departing the South line of said Area "D", ROYAL PALMS CONDOMINIUM, S37 degrees 06'03"E along said West right-of-way line for 70.41 feet to a point on the West line of the Northwest 1/4 of the Northeast 1/4 of said Section 34; thence S00 degrees 05'58"W along said West line for 555.81 feet to the Southwest corner of the Northwest 1/4 of the Northeast 1/4 of said Section 34; thence N89 degrees 50'57"E along the South line of the Northwest 1/4 of the Northeast 1/4 of
Section 34 for 297.93 feet to a point on the aforementioned right-of-way line of State Road No. 535; thence S27 degrees 45'52"W along said West right-of-way line for 103.89 feet to a point on the North right-of-way line of State Road No.563 as shown on the aforementioned right-of-way map; thence along said right-of-way the following nine courses; thence N86 degrees 56'56"W for 946.89 feet; thence N88 degrees 56'18"W for 600.80 feet; thence N85 degrees 58'50"W for 2687.55 feet; thence N78 degrees 33'11"W for 518.52 feet to a point of intersection with a non-tangent curve concave Northeasterly; thence Westerly and Northerly along the arc of said curve having a radius of 740.00 feet and a chord bearing of N40 degrees 44'50"W, through a central angle of 82 degrees 28'00" for 1065.09 feet to the point of Intersection with a non-tangent line; thence N00 degrees 56'39"W for 376.89 feet to the South line of Section 28, Township 24 South, Range 28 East, Orange County, Florida; thence continue along aforementioned right-of-way line N00 degrees 59'09"W for 552.72 feet to a point of intersection with a non-tangent curve concave Easterly; thence Northerly along the arc of said curve having a radius of 900.00 feet and a chord bearing of N19 degrees 29'10"E, through a central angle of 38 degrees 00'00" for 596.90 feet to the point of intersection with a non-tangent line; thence N36 degrees 53'33"E for 279.66 feet to the Northwest corner of lands conveyed by Warranty Deed as recorded in Official Records Book 3330, Page 1280. Public Records Orange County, Florida; thence departing said Easterly right-of-way line of Interstate 4 (State Road "400), S89 degrees 47'18"E along the North line of said conveyed lands for 1246.98 feet to a point of intersection with a non-tangent curve concave Northerly; thence Easterly along said conveyed lands along the arc of said curve having a radius of 415.00 feet and a chord bearing of S80 degrees 23'45"E, through a central angle of 31 degrees 41'10" for 229.50 feet to the point of Intersection with the Westerly line of that parcel described in Official Records 3287, Page 1946, Public Records Orange County, Florida; thence S00 degrees 24'05"W along said Westerly line for 956.50 feet to the South line of said parcel; thence S89 degrees 43'50"E along said South parcel line for 660.00 feet to the East line of said parcel and the East line of Section 28, Township 24 South, Range 28 East, Orange County, Florida; thence S00 degrees 24'05"W along said East Section line for 330.92 feet to the POINT OF BEGINNING.

LESS THE FOLLOWING (SABAL PALM CONDOMINIUM)

SABAL PALMS CONDOMINIUM as recorded in Condominium Book 14, Page 55, Public Records Orange County, Florida, being more particularly described as follows:

                         [Legal Description Continued]

Commence at the Southeast corner of Section 28, Township 24 South, Range 28 East, Orange County, Florida; thence N89 degrees 54'15"W along the South line of said Section 28 for 1720.86 feet; thence N00 degrees 05' 45"E for 111.08 feet to the POINT OF BEGINNING and being a point of the boundary line of SABAL PALMS CONDOMINIUM as recorded in Condominium Book 14, Page 55, Public records Orange County, Florida; thence along the Boundary of said SABAL PALMS CONDOMINIUM the following courses; thence N28 degrees 02'24"W for 323.96 feet; thence N60 degrees 54'13"W for 26.21 feet; thence N14 degrees 32'25"W for 189.43 feet; thence N28 degrees 02'24"W for 108.97 feet; thence N28 degrees 10'01"E for
287.01 feet; thence S81 degrees 17'50"E for 645.17 feet; thence S19 degrees 24'36"E for 180.15 feet; thence S09 degrees 09'54"W for 169.98 feet; thence S89 degrees 56'22"W for 247.00 feet; thence S00 degrees 03'38"E for 220.82 feet; thence S89 degrees 56'22"W for 110.95 feet; thence S44 degrees 56'22"W for
246.80 feet to the POINT OF BEGINNING.

Containing (7911938 square feet) 181.633 acres more or less.

                                   EXHIBIT C
                                   ---------

                             Existing Encumbrances

1. Easement in favor of FLORIDA POWER CORPORATION, a Florida corporation, filed in Deed Book 810, Page 471, Public Records of Orange County, Florida.

2. Easement in favor of FLORIDA POWER CORPORATION, a Florida corporation, filed in Deed Book 810, Page 501, Public Records of Orange County, Florida.

3. Declaration of Drainage Easement between TOP OF THE WORLD, LIMITED, a Florida limited partnership, and SHEARSON VISTA PARTNERS I, LTD., a Florida limited partnership, filed in Official Records Book 3287, page 1939, and Amendment to Declaration of Drainage Easement filed in Official Records Book 3330, page 1250, Public Records of Orange County, Florida.

4. Orange County/Shearson Vista Partners II, Limited/Epoch Properties, Inc./Marriott Corporation Sewer and Water Utilities Agreement filed in Official Records Book 3434, page 1198, and Amendment to Sewer and Water Utilities Agreement filed in Official Records Book 3870, page 4198, Public Records of Orange County, Florida.

5. Easement in favor of SHEARSON VISTA PARTNERS II, LTD., a Florida limited partnership, filed in Official Records Book 3435, page 2231, Public Records of Orange County, Florida.

6. Ingress-Egress and Utility Easement as set forth in Exhibit "C" of Deed filed in Official Records Book 3549, page 1444, Public Records of Orange County, Florida.

7. Distribution Easement in favor of FLORIDA POWER CORPORATION, a Florida corporation, filed in Official Records Book 3804, page 1388, Public Records of Orange County, Florida.

8. Distribution Easement in favor of FLORIDA POWER CORPORATION, a Florida corporation, filed in Official Records Book 3804, page 1391, Public Records of Orange County, Florida.

9. Easement Deed by MARRIOTT HOTEL PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership, to MARRIOTT OWNERSHIP RESORTS, INC., a Delaware corporation, filed in Official Records Book 3807, page 2288, Public Records of Orange County, Florida.

10. Declaration of Drainage Easement between MARRIOTT CORPORATION, a Delaware corporation, and SHEARSON VISTA PARTNERS I, LTD. and SHEARSON VISTA PARTNERS II, LTD. a Florida limited partnership, filed in Official Records Book 3846, page 757, and Assignment of Declaration of Drainage Easement filed in Official Records Book 3846, page 867, Public Records of Orange County,Florida.

11. Easement Deed by MARRIOTT HOTEL PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership, to MARRIOTT OWNERSHIP RESORTS, INC., a Delaware corporation, filed in Official Records Book 3964, page 1904, Public Records of Orange County, Florida.

12. Distribution Easement in favor of FLORIDA POWER CORPORATION, a Florida corporation, filed in Official Records Book 4024, page 21, Public Records of Orange County, Florida.

13. Grant of Easement between MARRIOTT HOTEL PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership, and ORANGE COUNTY, FLORIDA, filed in Official Records Book 4185, page 980, Public Records of Orange County, Florida.

14. Distribution Easement in favor of FLORIDA POWER CORPORATION, filed in Official Records Book 4197, page 2902, Public Records of Orange County, Florida.

15. Treated Wastewater Disposal Agreement between ORANGE COUNTY, FLORIDA, and MARRIOTT HOTEL PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership, filed in Official Records Book 4359, page 2406, Public Records of Orange County, Florida.

16. Memorandum of Option by and between MARRIOTT HOTEL PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership, as optionor, and MARRIOTT OWNERSHIP RESORTS, INC., a Delaware corporation, as optionee, dated June 10, 1994, filed in Official Records Book 4753, page 4491, Public Records of Orange County, Florida.

17. Easement granted to MARRIOTT OWNERSHIP RESORTS, INC., a Delaware corporation, from MARRIOTT HOTEL PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership, dated June 10, 1994, filed in Official Records Book 4753, page 4496, Public Records of Orange County, Florida.

                                                                       EXHIBIT F


________________________________________________________________________________

                             AMENDED AND RESTATED
                    ASSIGNMENT OF LEASES, RENTS AND PROFITS

                                     From

                 MARRIOTT HOTEL PROPERTIES LIMITED PARTNERSHIP

                                      To

                            THE SANWA BANK LIMITED
                           acting by and through its
                                New York Branch


                          ---------------------------
                           Dated as of June 16, 1995
                          ---------------------------

________________________________________________________________________________


                             PREPARED BY AND AFTER
                             RECORDING RETURN TO:

                             Farid R. Maluf, Esq.
                               Winston & Strawn
                               175 Water Street
                         New York, New York 10038-4981

         AMENDED AND RESTATED ASSIGNMENT OF LEASES, RENTS, AND PROFITS


          THIS AMENDED AND RESTATED ASSIGNMENT OF LEASES, RENTS AND PROFITS (this "Assignment of Rents") is made as of this 16th day of June 1995 by and between MARRIOTT HOTEL PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership (the "Company"), and THE SANWA BANK LIMITED, acting by and through its New York Branch (the "Bank"). All capitalized terms not otherwise defined herein shall have the meanings set forth in the Mortgage (as defined below).


                             W I T N E S S E T H:
                             - - - - - - - - - -

          WHEREAS, the Company executed and delivered to the Bank that certain Assignment of Leases, Rents and Profits (the "Original Assignment"), dated as of January 12, 1993, which Original Assignment was recorded on January 13, 1993 in the Official Records Book 4512 at Page 3814 of the Public Records of Orange County, Florida;

          WHEREAS, the Company executed and delivered to the Bank that certain Mortgage and Security Agreement (the "Original Mortgage"), dated as of January 12, 1993, which Original Mortgage was recorded on January 13, 1993 in the Official Records Book 4512 at Page 3134 of the Public Records of Orange County, Florida;

          WHEREAS, the Company and the Bank have executed and delivered that certain Amended and Restated Mortgage and Security Agreement, dated as of June 16, 1995 (as the same may be amended, restated, extended or renewed from time to time, the "Mortgage"), securing a Renewal Mortgage Note (the "Mortgage Note") in the principal amount of $156,978,523.36 and the payment and performance of certain other indebtedness and obligations described in the Mortgage (the "Indebtedness"), which Mortgage amended and restated in its entirety the Original Mortgage;

          WHEREAS, the Company and the Bank desire to amend and restate in its entirety the Original Assessment as hereinafter set forth;

          WHEREAS, the Mortgage is a lien upon all right, title and interest of the Company in and to all leases and subleases together with all guaranties relating thereto, licenses, franchises, concessions and other occupancy agreements now or hereafter in effect, whether or not of record (the "Leases"), for the use and occupancy of any part of the real property described in Exhibit A attached hereto and made a part hereof (the "Mortgaged Property"), including, without limitation, the Leases described in Exhibit B attached hereto and made a part thereof.

          The Company desires to grant, transfer, set over and assign to the Bank for the benefit of the Bank all right, title and interest of the Company in and to the Leases and the rents, additional rents and other payments due, or to become due, under the Leases, together with all hotel room rentals, accounts receivable, credit card receivables, and all other income, fees and profits generated from the operation of the hotel, golf course and other amenities located at the Property of every kind and nature, and other rents, issues, profits, revenues, royalties and rights and benefits which may accrue and be owing for the use or occupancy of the Mortgaged Property, including, without limitation, any and all prepayments of hotel room rentals, rent, deposits for hotel amenities, reservation deposits and catering deposits (the "Rents").

          To induce the Bank to make available to the Company the Loan pursuant to the terms of the Loan Agreement and to secure the Company's obligations under the Mortgage, the Mortgage Note and the Loan Agreement and for other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged by the Company, the Company hereby covenants and agrees with the Bank that the Original Assignment is hereby amended and restated as follows:

          1. The Company hereby confirms the grant, assignment, setting over, transfer and conveyance contained in the Original Assignment and hereby grants a security interest in, and assigns, sets over, transfers and conveys unto the Bank for the benefit of the Bank (a) all Leases of any portion of the Mortgaged Property, whether written or verbal, (b) all the right, title and interest of the Company in and to the Rents due or to become due for the use and occupancy of any of the Mortgaged Property, (c) any and all proceeds of the foregoing (including, without limitation, any claims of the Company against any insurer or third persons for loss or damage to or destruction of any or all of the foregoing) and (d) the right to exercise all other rights, options and privileges extended to the landlord under the terms of the Leases.

          2. The term of this Assignment of Rents shall be until the Indebtedness shall have been fully paid and satisfied, at which time this Assignment of Rents is to be fully satisfied, cancelled and released, and the releasing of the Mortgage shall constitute a release hereof.

          3. Unless an Event of Default shall occur and be continuing, the Company shall have a revocable license to collect the Rents as they become due. Such license to collect and continue collecting the Rents shall not operate to permit the collection by the Company of (and the Company hereby covenants and agrees with the Bank that the Company will not collect, demand or receive any installment of) Rents with respect to any Material Lease more than one month in advance (other than as a security deposit) of the date prescribed in any such Material Lease for the payment thereof. If an Event of Default shall occur and be continuing, the Bank may, upon written notice to the Company in the manner specified in Section 4.2 of the Mortgage, direct each and all of the tenants under the Leases to pay such Rent as may then be or thereafter become due to the Bank upon demand for payment thereof by the Bank, and the Bank may apply any such payments received by it either for the general operating needs of the Mortgaged Property or in reduction or satisfaction of the Indebtedness in the priority set forth in Section 11.8 of the Loan Agreement, as the Bank may elect in its sole discretion.

          4. The authority and power of the Bank to collect the Rents from any of the Mortgaged Property, as set forth herein, may be exercised and the Rents collected with or without the taking of possession of the Mortgaged Property, or any part thereof, and without the necessity of (but nothing herein contained shall be construed to prohibit the Bank from) instituting an action upon this Assignment of Rents directly against the tenants under the Leases.

          5. In furtherance of this Assignment of Rents, the Company does hereby additionally authorize and empower the Bank by its employees, agents, or representatives, at the option of the Bank upon the occurrence and during the continuance of any Event of Default, to enter upon the Mortgaged Property and to collect, in the name of the Company or in its own name as assignee, the Rents accrued but unpaid and in arrears at the date of such default, as well as the Rents thereafter accruing and becoming payable during the period this Assignment of Rents is operative; and to this end, the Company further agrees to cooperate and to assist the Bank, its employees, agents or representatives, in all reasonable ways of collection of the Rents.

          6. The Company does hereby authorize (but nothing herein shall be deemed to require or obligate) the Bank, upon such entry, to take over and assume the management, operation and maintenance of the Mortgaged Property and to perform all acts necessary and proper in its sole discretion and to expend such sums as may be necessary in connection therewith, including the authority to effect new Leases, or to make concessions to tenants; the Company hereby releases all claims against the Bank arising out of such management, operation and maintenance, excepting the liability of the Bank to account as hereinafter set forth.

          7. This Assignment of Rents constitutes an absolute and present assignment of the Rents, subject, however, to the conditional permission given in Section 3 to the Company to collect, receive, take, use and enjoy the same in the absence of an Event of Default.

          8. The Company expressly represents and warrants to the Bank that at the time of the execution and delivery of this Assignment of Rents there has been no anticipation or prepayment of any Rents by any of the lessees under any of the Material Leases or other leases.

          9. The Company covenants and agrees that the Company and its successors or assigns shall have no right, power or authority to alter, modify or amend the terms of any Material Lease in any manner whatsoever without first obtaining the consent in writing of the Bank to such alteration, modification or amendment, which consent shall not be unreasonably withheld.

          10. The provisions of this Assignment of Rents shall be binding upon the Company and its legal representatives, successors and assigns, and shall inure to the benefit of the Bank.

          11. Nothing herein contained shall be construed as making the Bank a mortgagee in possession, nor shall the Bank be liable for laches, or failure to collect the Rents, and it is understood that the Bank is to account only for such sums as are actually collected.

          12. The Company covenants and agrees that no tenant need determine whether a default has occurred making this Assignment of Rents operative, but shall pay over all Rent to the Bank upon notice from it to do so, and upon so doing shall be relieved from liability therefor to the Company in all respects.

          13. The Company covenants and agrees to keep, observe and perform all of the covenants on the part of the lessor to be kept, observed and performed in any Material Lease affecting any portion of the Mortgaged Property. If the Company fails to keep, observe and perform any covenant of any such Material Lease, the Bank shall have the right, at its option, to keep, observe and perform such covenant on behalf of the Company. In the event the Bank should exercise its option to keep, observe or perform any of the lessor's obligations under any Material Lease, it shall be entitled to recover from the Company, immediately upon demand, any expenses incurred or amounts advanced in performing such covenants, together with interest at the Default Rate from the date of such advance.

          14. It is understood and agreed that neither the existence of this Assignment of Rents nor the exercise by the Bank of its right to collect the Rents upon the occurrence of an Event of Default shall be construed as a waiver by the Bank or its successors and assigns of the right to enforce payment and performance of the terms and provisions of the Mortgage, the Mortgage Note, the Loan Agreement or any other Loan Document, in connection with which this Assignment of Rents is given.

          15. Notwithstanding any contrary provision of this Assignment of Rents, it is hereby expressly agreed that, except as otherwise provided in this
Section 15, neither the Company nor the General Partner, nor any legal representative, successor or assign of the Company or the General Partner, nor any officer, director, shareholder of or partner in the Company or the General Partner nor any other principal in the Company or in the General Partner, whether disclosed or undisclosed, shall have any personal liability for (i) the payment of any sum of money which is or may be payable hereunder or under the Mortgage Note or any other Loan Document to which the Company is a party, including but not limited to, the repayment of the indebtedness evidenced by the Mortgage Note, or (ii) the performance or discharge of any covenants or undertakings of the Company hereunder or under the Loan Documents, and in the event of any Event of Default hereunder or any default or event of default under the Mortgage Note or any other Loan Document, the Bank shall proceed solely against the Mortgaged Property and any other collateral given as security for payment of the Mortgage Note, and the Bank shall not seek or claim recourse against the Company or the General Partner or any legal representative, successor or assign of the Company or the General Partner or any officer, director, shareholder of or partner in the Company or the General Partner or any other principal in the Company or the General Partner, whether disclosed or undisclosed, for any deficiency or any personal judgement after a foreclosure of the lien of this Assignment of Rents or the Mortgage, or both, or for the performance or discharge of any covenants or undertakings of the Company hereunder or under the Mortgage Note, the Loan Agreement or any other Loan Document. Notwithstanding the foregoing, nothing contained in this Section 15 shall (a) impair the validity of the indebtedness evidenced by the Mortgage Note or in any way affect or impair the lien of this Assignment of Rents or the right of any holder of the Mortgage Note or secured party under this Assignment of Rents to enforce this Assignment of Rents following an Event of Default hereunder in accordance with Section 3 hereof or prevent the Bank or any holder of the Mortgage Note from exercising any rights or remedies under any of the Loan Documents or any of the other Related Documents against the Company, the Mortgaged Property or any other collateral or (b) relieve the Company or the General Partner of any personal liability for any loss, cost, expense, damage or liability, including, without limitation, reasonable attorney's fees and disbursements, suffered or incurred by the Bank arising out of or resulting from
(x) any representation or warranty contained in any of the Loan Documents made by the Company of the General Partner having been false or incorrect in a material respect when made and having been made with fraudulent intent, (y) any amount distributed to the General Partner in violation of any provision of any of the Loan Documents or (z) fraud or breach of trust, including, but not limited to, misapplication of loan proceeds advanced pursuant to the Mortgage Note and the Loan Agreement or any insurance proceeds or condemnation awards or other sums which are part of the Mortgaged Property that may come into Company's possession or control or (c) relieve the Company or the General Partner of any personal liability under the Environmental Indemnity (as defined in the Loan Agreement). The provisions of this paragraph shall not, however, affect any separate guaranty or similar undertaking with respect to all or any part of the indebtedness or the Mortgage. It is the intention of the Bank and the Company that this Section 15 shall govern every other provision of this Assignment of Rents and that the absence of explicit reference to this Section 15 in any provision of this Assignment of Rents shall not be construed to deny the application of this Section 15 to such provision, notwithstanding the presence of explicit reference to this Section 15 in other provisions of this Assignment of Rents.


          16. THE COMPANY AND THE BANK EACH HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS ASSIGNMENT OF RENTS, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

          17. This Assignment of Rents shall be interpreted, construed and enforced according to the laws of the State of Florida. This choice-of-law provision shall not be deemed to affect the choice-of-law provision contained in any of the other Loan Documents.

          IN WITNESS WHEREOF, the parties have executed this Assignment of Rents as of the date and year first above written.


Signed, sealed & delivered
in the presence of:


                                     MARRIOTT HOTEL PROPERTIES
                                          LIMITED PARTNERSHIP

____________________                 a Delaware limited partnership,

Name:_______________
                                     By: Hotel Properties Management, Inc.,
                                          a Delaware Corporation,
                                          General Partner
____________________

Name:_______________

                                     By: ___________________
                                        Name:
                                        Title:

                                                    (Corporate Seal)


                                       THE SANWA BANK LIMITED,
____________________                   acting by and through its
                                       New York Branch
Name:_______________




____________________                 By:____________________________________
                                        Name:
Name:_______________                    Title:

STATE OF NEW YORK   )
                    )    ss.:
COUNTY OF NEW YORK  )


Before me personally appeared________________________________, to me known to be the _______________ of HOTEL PROPERTIES MANAGEMENT, INC., a Delaware corporation, the general Partner of MARRIOTT HOTEL PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership, named in the foregoing instrument and known to me to be the person who as ________________ of such general partner of said limited partnership executed the same and he did acknowledge before me that said instrument is the free act and deed of such limited partnership and by him executed for the purposes therein expressed; all under authority in him duly vested.

WITNESS my hand and official seal in the County and State last aforesaid this ____ day of October, 1995.

                                         ________________________
                                              Notary Public

(Seal)

STATE OF NEW YORK   )
                    )    ss.:
COUNTY OF NEW YORK  )




          Before me personally appeared _______________________, to me known to be the ________________________ of the New York Branch of THE SANWA BANK LIMITED, a Japanese banking corporation acting by and through its New York Branch, named in the foregoing instrument who as ___________________ of such entity executed the same and he did acknowledge before me that said instrument is the free act and deed of said entity and by him executed for the purposes therein expressed; all under authority in him duly vested.

          WITNESS my hand and official seal in the County and State last aforesaid this _____ day of October, 1995.


                                        _______________________
                                             Notary Public

(Seal)

                                                                       EXHIBIT A


                               LEGAL DESCRIPTION


Parcel 1A:

Commence at the Southeast corner of Section 28, Township 24 South, Range 28 East, Orange County, Florida: thence North 89 degrees 54'15" West 1,720.86 feet along the South line of said Section 28; thence North 00 degrees 05'45" East
111.08 feet; thence North 44 degrees 56'22" East 31.38 feet for a Point of Beginning; thence continue North 44 degrees 56'22" East 215.43; thence North 89 degrees 56'22" East 4.95 feet; thence South 44 degrees 56'22" West 220.00 feet; thence North 28 degrees 02'24" West 3.66 feet to the Point of Beginning.

AND

Parcel 1B:

Commence at the Southeast corner of Section 28, Township 24 South, Range 28 East, Orange County, Florida; thence North 89 degrees 54'15" West 1,720.86 feet along the South line of said Section 28; thence North 00 degrees 05'45" East
111.08 feet; thence North 28 degrees 02'24" West 323.96 feet; thence North 60 degrees 54'13" West 26.21 feet; thence North 14 degrees 32'25" West 189.43 feet; thence North 28 degrees 02'24" West 108.97 feet for a point of Beginning; thence continue North 28 degrees 02'24" West 20.24 feet; thence North 28 degrees 10'01" East 286.07 feet; thence South 81 degrees 17'50" East 649.40 feet; thence South 19 degrees 24'36" East 17.39 feet; thence North 81 degrees 17'50" West 645.17 feet; thence South 28 degrees 10'01" West 287.01 feet to the Point of Beginning.

AND (PARCEL 1B2)

A part of Lots 10 and 11, W.R. MUNGERLAND COMPANY SUBDIVISION as recorded in Plat book "E", Page 22, Public Records of Orange County, Florida, being more particularly described as follows:

Commence at the Northwest corner of the East 1/2 of the Northwest 1/4 of the Northeast 1/4 of the Northwest 1/4 of said Section 34, Township 24 South, Range 28 East, Orange County, Florida; thence South 00 degrees 02'50" East along the West line of the East 1/2 of the Northwest 1/4 of the Northeast 1/4 of the Northwest 1/4 of said Secton 34, for 519.44 feet to the Point of Beginning; thence continue South 00 degrees 02'50" East along said West line for 169.24 feet to the Southwest corner of the East 1/2 of the Northwest 1/4 of the Northeast 1/4 of the Northwest 1/4 of said Section 34; thence North 89 degrees 54'25" East for 371.29 feet; thence North 08 degrees 23'25" West for 200.32 feet; thence North 36 degrees 36'35" East for 75.55 feet; thence North 03 degrees 18'22" East for 101.06 feet; thence North 45 degrees 03'36" West for
162.94 feet; thence South 89 degrees 56'22" West for 109.51 feet; thence South 00 degrees 03'38" East for 49.94 feet; thence South 40 degrees 19'50" West for
19.55 feet; thence South 11 degrees 36'45" East for 24.61 feet; thence South 44 degrees 00'34" West for 33.15 feet; thence South 30 degrees 00'01" West for
213.64 feet; thence South 74 degrees 59'58" West for 31.82 feet to the Point of Beginning.

                         [Legal Description Continued]

AND

Legal Description (Overall) (PARCEL 1B3)

Beginning at the Northwest corner of Section 34, Township 24 South, Range 28 East, Orange County, Florida, run North 89 degrees 56'22" East along the North line of said Section 34 1,660.01 feet to the West line of the East 1/2 of the Northwest 1/4 of the Northeast 1/4 of the Northwest 1/4 of said Section 34; thence run South 00 degrees 02'50" East 688.68 feet along said West line to the Southwest corner of East 1/2 of the Northwest 1/4 of the Northeast 1/4 of the Northwest 1/4 of Section 34; thence run North 89 degrees 54'25" East 894.08 feet along the South line of the North 1/2 of the Northeast 1/4 of the Northwest 1/4 of Section 34 1 a point on the Westerly right of way line of State Road No.535 as shown on the preliminary State of Florida Department of Transportation right of way Map Section 75000-2550; thence run South 37 degrees 06'03" East 165.65 feet along said right of way line to a point on the West line of the Northwest 1/4 of the Northeast 1/4 of Section 34; thence leaving said right of way line run South 00 degrees 05'58" West 555.81 feet along said West line to the Southwest corner of the Northwest 1/4 of the Northeast 1/4 of Section 34; thence run North 89 degrees 50'57" East along the South line of the Northwest 1/4 of the Northeast 1/4 of said Section 34, a distance of 297.93 feet to a point on the aforementioned right of way line of State Road 535; thence South 27 degrees 45'52" West 103.89 feet to a point on the North right of way line of I-4 (Disney World) interchange as shown on the aforementioned right of way map; thence run along said right of way the following courses and distances; thence North 86 degrees 56'56" West 946.89 feet; thence North 88 degrees 56'18" West 600.80 feet; thence North 85 degrees 58' 50" West 2,687.55 feet; thence North 78 degrees 33'11" West 518.52 feet to the point of curvature of a curve concave Northeasterly having a radius of 740.00 feet and a central angle of 82 degrees 28'00"; thence from a tangent bearing of North 81 degrees 58'50" West run Northerly along the arc of said curve 1,065.09 feet to a point; thence from a tangent bearing of North 00 degrees 29'10" East run North 00 degrees 56'39" West
376.89 feet to the South line of Section 28, Township 24 South, range 28 East; thence continue along aforementioned right of way line North 00 degrees 59'09" West 552.72 feet to the point of curvature of a curve concave Southeasterly having a radius of 900.0 a central angle of 38 degree 00'00"; thence from a tangent bearing of North 00 degrees 29'10" East run Northeasterly along the arc of said curve 596.90 feet to a point; thence run North 36 degrees 53'3*" East
279.66 feet to a point, said point being the Northwest corner of lands conveyed by Warranty Deed recorded in O.R. Book 3330, Page 1280, of the Public Records of Orange County, Florida; thence departing the Easterly right of way line of Interstate 4 (S.R. No.400 run along the Northerly line of those previously conveyed lands (O.R. Book 3330, Page 1280) the following courses and distances; South 89 degrees 47'18" East a distance of 1,246.98 feet to an intersection with the arc of a curve concave Northeast and having a radius of 415.0 feet; run thence Southeast along the arc of said curve through a central angle of 31 degrees 41'1*" a distance of 229.50 feet to an intersection with the Westerly line of that parcel described in O.R. Book 3287, Page 1946, of the Public records of Orange County, Florida; thence South 00 degrees 24'05" West along said Westerly line 956.50 feet to the South line of said parcel; thence South 89 degrees 43'50" East along said South line 660.00 feet to the East line of said parcel and the East line of Section 28, Township 24 South, Range 28 East; thence South 00 degrees 24'05" West along said Section line 330.92 feet to the Point of Beginning.

LESS AND EXCEPTING the Condominium site described as follows:

Legal Description (Condominium Site)

For a point of reference commence at the Northwest corner of Section 34, Township 24 South, Range 28 East of Orange County, Florida; thence run North 89 degrees 56'22" East along the North line of said Section 34 a distance of 1,660.01 feet; to the West line of the East 1/* of the Northwest 1/4 of the Northwest 1/4 of the Northeast 1/4 of the Northwest 1/4 of said Section 34; thence run South 00 degrees 02'50" East 688.68 feet along said West line to the Southwest corner of said East 1/2 of the Northwest 1/4 of the Northeast 1/4 of the Northwest 1/4 of Section 34; thence run North 89 degrees 54'25" East 894.08 feet along the South line of the North 1/2 of the Northeast 1/4 of the Northwest 1/4 of Section 34 to a point on the Westerly right of way line of State Road No. 535 as shown on the preliminary State of Florida Department of Transportation right of way Section 75000-2520; thence run South 37 degrees 06'03", East 165.65 feet

                         [Legal Description Continued]

along said right of way line to a point on the West line of the Northwest 1/4 of the Northeast 1/4 of Section 34; thence leaving said right of way line run South 00 degrees 05'58" West 555.81 feet along said West line to the Southwest corner of the Northwest 1/4 of the Northeast 1/4 of Section 34; thence run North 89 degrees 50'57" East along the South line of the Northwest 1/4 of the Northeast 1/4 of said Section 34 a distance of 297.93 feet to a point on the aforementioned right of way line of State Road No. 535; thence run South 27 degrees 45'52" West 103.89 feet to a point on the Northerly right of way line of I-4 (Disney World) interchange as shown on aforementioned right of way map; thence run along said right of way line the following courses and distances; thence North 86 degrees 56'56" West 946.89 feet; thence North 88 degrees 56'18" West 600.80 feet; thence run North 85 degrees 58'50" West a distance of 358.65 feet; thence leaving said North right of way line from a chord bearing of North 08 degrees 16'44" West run Northwesterly a distance of 147.74 feet along the arc of a non-tangent curve concave to the Southwest and having a radius of 460.68 feet and a central angle of 18 degrees 22'28" to a point on a non-tangent curve concave to the Southwest and having a radius of 466.68 feet; thence run Northwesterly a distance of 163.65 feet, along the arc of said curve through a central angle of 20 degrees 05'31" to a point on a non-tangent curve concave to the Southwest and having a radius of 475.18 feet; thence run Northwesterly a distance of 388.32 feet along the arc of said curve through a central angle of 46 degrees 49'21"; thence run North 84 degrees 19'24" West a distance of 465.36 feet to the point of curvature of a curve concave South said curve having a radius of 1,299.38 feet; thence run Westerly along the arc of said curve through a central angle of 05 degrees 44'14" for a distance of 130.11 feet; thence run South 89 degrees 56'22" West a distance of 37.00 feet; thence run North 00 degrees 03'38" West a distance of 270.03 feet to the point of curvature of a curve concave Southeast, said curve having a radius of 121.48 feet; thence run Northeasterly along the arc of said curve through a central angle of 34 degrees 00'00" a distance of 72.09 feet to the point of reverse curvature of a curve concave Northwesterly said curve having a radius of 298.79 feet; thence run Northerly along the arc of said curve through a central angle of 36 degrees 46'40" a distance of 191.80 feet to the point of compound curvature of a curve concave Southwesterly; said curve having a radius of 131.00 feet; thence run Northwesterly along the arc of said curve through a central angle of 44 degrees 43'20" a distance of 102.25 feet; thence run North 47 degrees 33'38" West a distance of 153.92 feet; thence run North 45 degrees 03'38" West a distance of
185.41 feet to the point of curvature of a curve concave Southerly, said curve having a radius of 201.00 feet; thence run Westerly along the arc of said curve through a central angle of 90 degrees 00'00" a distance of 315.73 feet; thence run South 44 degrees 56'22" West a distance of 73.87 feet to the point of curvature of a curve concave Northwesterly, said curve having a radius of 169.00 feet; thence run Westerly along the arc of said curve through a central angle of 45 degrees 00'00" for a distance of 132.73 feet; thence run South 89 degrees 56'22" West a distance of 282.34 feet to the point of curvature of a curve concave Northeasterly, said curve having a radius of 169.00 feet; thence run Northwesterly along the arc of said curve through a central angle of 45 degrees 00'00" a distance of 132.73 feet; thence run North 45 degrees 03'38" West a distance of 120.87 feet to the point of curvature of a curve concave Southwesterly, said curve having a radius of 75.15 feet; thence run Northwesterly along the arc of said curve through a central angle of 45 degrees 00'00" a distance of 59.03 feet to the point of reverse curvature of a curve concave Northeasterly said curve having a radius of 113.15 feet; thence run Northwesterly along the arc of said curve through a central angle of 45 degrees 00'00" a distance of 88.87 feet; thence run North 45 degrees 03'38" West a distance of 114.02 feet to the point of curvature of a curve concave to the Northeast, said curve having a radius of 159.00 feet; thence run along the arc of said curve through a central angle of 38 degrees 30'25" a distance of 106.86 feet to the Point of Beginning; thence run South 44 degrees 56'22" West a distance of 194.57 feet; thence run North 28 degrees 02'24" West a distance of
272.00 feet; thence run North 60 degrees 54'13" West 81.49 feet; thence run North 14 degrees 32'25" West a distance of 189.43 feet; thence run North 28 degrees 02'24" West, a distance of 129.21 feet; thence run North 28 degrees 10'01" East 286.07 feet; thence run South 81 degrees 17'50" East a distance of
649.40 feet; thence run South 19 degrees 24'36" East a distance of 197.54 feet; thence run South 09 degrees 09'54" West a distance of 169.98 feet; thence run South 89 degrees 56'22" West a distance of 277.00 feet; thence run South 00 degrees 03'38" East a distance of 220.92 feet; thence run South 89 degrees 56'22" West a distance of 76.00 feet; thence run South 44 degrees 56'22" West a distance of 25.43 feet to the Point of Beginning.

                         [Legal Description Continued]

LESS:

Real property situate in Orange County, Florida, more particularly described as follows:

PARCEL 2A:

Commence at the Southeast corner of Section 28, Township 24 South, Range 28 East, Orange County, Florida, thence North 89 degrees 54'15" West 1,720.86 feet along the South line of said Section 28, thence North 00 degrees 05'45" East
111.08 feet for a point of beginning; thence North 28 degrees 02'24" West 323.96 feet; thence South 60 degrees 54'13" East 55.28 feet; thence South 28 degrees 02'24" East 268.33 feet; thence South 44 degrees 56'22" West 31.38 feet to the Point of Beginning.

AND ALSO LESS:

PARCEL 2B1:

Commence at the Southeast corner of Section 28, Township 24 South, Range 28 East, Orange County, Florida; thence North 89 degrees 54'15" West 1,720.86 feet along the South line of said Section 28; thence North 00 degrees 05'45" East
111.08 feet; thence North 44 degrees 56'22" East 246.80 feet; thence North 89 degrees 56'22" East 80.95 feet for a Point of Beginning; thence North 00 degrees 03'38" West 220.82 feet; thence North 89 degrees 56'22" East 30.00 feet; thence South 00 degrees 03'38" East 220.82 feet; thence South 89 degrees 56'22" West
30.00 feet to the Point of Beginning.

AND ALSO LESS: (PARCEL 2B2)

A part of the Northwest 1/4 of Section 34, Township 24 South, Range 28 East, Orange County, Florida being more particularly described as follows:

Begin at the Northeast corner of the West 1/2 of the Northwest 1/4 of the Northeast 1/4 of the Northwest 1/4 of said Section 34, Township 24 South, Range 28 East, Orange County, Florida; thence South 00 degrees 02'50" East along the East line of the West 1/2 of the Northwest 1/4 of the Northeast 1/4 of the Northwest 1/4 of said Section 34 for 519.44 feet; thence South 74 degrees 59'58" West for 131.81 feet; thence South 89 degrees 56'29" West for 90.29 feet; thence North 52 degrees 50'29 West for 71.41 feet; thence North 41 degrees 49'03" East for 85.76 feet; thence North 00 degrees 02'50" West for 87.26 feet; thence North 45 degrees 02'50" West for 15.85 feet; thence North 00 degrees 02'50" West for
96.96 feet; thence North 45 degrees 02'50" West for 28.27 feet; thence North 00 degrees 02'50" West for 118.10 feet; thence North 89 degrees 56'22" East for
123.89 feet to a point on a curve concave Southeasterly, a radial line to said point bearing North 56 degrees 47'44" West; thence Northeasterly along the arc of said curve having a radius of 143.00 feet, through a central angle of 43 degrees 24'07" for 108.32 feet to the point of tangency; thence North 76 degrees 36'22" East for 8.23 feet; thence North 00 degrees 02'50" West for 50.24 feet to the North line of said Section 34; thence North 89 degrees 56'22" East along said North line for 30.00 feet to the Point of Beginning.

AND ALSO LESS (PARCEL 2B3)

A part of the South 1/2 of the Northeast 1/4 of the Northwest 1/4, Section 34, Township 24 South, Range 28 East, Orange County, Florida, being more particularly described as follows:

Begin at the intersection of the South line, Lots 9 and 10, W.R. MUNGER SUBDIVISION, Plat Book "E", Page 22, Public Records, Orange County, Florida with the West right of way line of State Road 535 (Section 75000-2520); thence South 37 degrees 06'03" East along said West right of way line for 95.24 feet; thence South 52 degrees 53'57" West for 78.00 feet; thence North 82 degrees 06'36" West for 35.64 feet; thence North 37 degrees 06'03" West for 86.48 feet; thence South 89 degrees 54'25" West for 311.32 feet; thence North 00 degrees 05'35" West for
49.00 feet; thence North 89 degrees 54'25" East for 403.63 feet to the Point of Beginning.

                        [Legal Description Continued]

LESS AND EXCEPT THE FOLLOWING PARCELS OF LAND:

LEGAL DESCRIPTION: (PARCEL 2B3)

A portion of the Northeast 1/4 of the Northwest 1/4 and that part of Area "E", ROYAL PALMS CONDOMINIUM, as recorded in Condominium Book 15, Pages 91 through 103, situated in Section 34, Township 24 South, Range 28 East, of the Public Records of Orange County, Florida, being more particularly described as follows:

Commence at the Northeast corner of the West 1/2 of the Northwest 1/4 of the Northeast 1/4 of the Northwest 1/4 of said Section 34, Township 24 South, Range 28 East, Orange County, Florida; thence South 89 degrees 56'22" west along the North line of said Section 34, a distance of 30.00 feet; thence departing said North line run South 00 degrees 02'50" East 50.24 feet; thence South 76 degrees 36'22" West 8.23 feet to the point of curvature of a curve concave Southeasterly and having a radius of 143.00 feet; thence run Southwesterly along the arc of said curve 108.32 feet through a central angle of 43 degrees 24'07" to a point on said curve; thence departing said curve run South 89 degrees 56'22" West along the North line of Area "G" of the aforesaid ROYAL PALMS CONDOMINIUM and a projection thereof a distance of 123.89 feet to the Northwest corner of said Area "G"; thence South 00 degrees 02'50" East along the Westerly line of said Area "G", a distance of 28.16 feet to the Northeast corner of said Area "E", said point also being the Point of Beginning; thence run along the Easterly line of said Area "E" the following courses and distances; South 00 degrees 02'50" East 89.94 feet; thence South 45 degrees 02'50" East 28.27 feet; thence South 00 degrees 02'50" East 96.96 feet; thence South 45 degrees 02'50" East 15.85 feet to the Southwest corner of said Area "G"; thence South 00 degrees 02'50" East along the Easterly line of the aforementioned Area "E" a distance of 87.26 feet; thence continue along said Easterly line of said Area "E" the following courses and distances; South 41 degrees 49'03" West 85.76 feet to a point on a curve concave Northwesterly and having a radius of 732.58 feet; thence from a chord bearing of South 45 degrees 37'46" West run Southwesterly along the arc of said curve 11.66 feet through a central angle of 00 degrees 54'44" to a point on said curve; thence departing said curve and said Easterly line of Area "E", run South 89 degrees 58'58" West 147.58 feet; thence North 00 degrees 01'02" West 12.71 feet; thence North 49 degrees 08'17" West 47.12 feet; thence North 40 degrees 51'43" East 20.39 feet; thence North 64 degrees 59'35" West 23.00 feet; thence South 49 degrees 12'28" West 28.08 feet; thence North 64 degrees 50'27" West
65.89 feet to the point of curvature of a curve concave Northeasterly and having a radius of 30.00 feet; thence run Northwesterly along the arc of said curve
47.20 feet through a central angle of 90 degrees 08'16" to the point of tangency; thence North 25 degrees 17'49" East 129.17 feet to the point of curvature of a curve concave Southeasterly and having a radius of 144.00 feet; thence run Northeasterly along the arc of said curve 112.37 feet through a central angle of 44 degrees 42'36" to the point of tangency; thence North 70 degrees 00'25" East 118.55 feet to the point of curvature of a curve concave Northwesterly and having a radius of 36.00 feet; thence run Northeasterly along the arc of said curve 38.14 feet through a central angle of 60 degrees 41'57" to a point on said curve, said point also being on the North line of the aforementioned Area "E", thence North 89 degrees 59'31" East along said North line 49.28 feet to the Point of Beginning.

TOGETHER WITH

LEGAL DESCRIPTION: (RECREATIONAL PARCEL 2) (PARCEL 2B5)

That part of Area "E", ROYAL PALMS CONDOMINIUM, as recorded in Condominium Book 15, Pages 91 through 103, situated in Section 34, Township 24 South, Range 28 East, of the Public Records of Orange County, Florida, being more particularly described as follows:

                         [Legal Description Continued]

Commence at the Northeast corner of the West 1/2 of the Northwest 1/4 of the Northeast 1/4 of the Northwest 1/4 of said Section 34, Township 24 South, Range 28 East, Orange County, Florida, thence South 89 degrees 56'22" West along the North line of said Section 34, a distance of 30.00 feet; thence departing said North line run South 00 degrees 02'50" East 50.24 feet; thence South 76 degrees 36'22" West 8.23 feet to the point of curvature of a curve concave Southeasterly and having a radius of 143.00 feet; thence run Southwesterly along the arc of said curve 108.32 feet through a central angle of 43 degrees 24'07" to a point on said curve; thence departing said curve run South 89 degrees 56'22" West along the North line of Area "G" of the aforesaid ROYAL PALMS CONDOMINIUM and a projection thereof a distance of 123.89 feet to the Northwest corner of said Area "G"; thence run along the Westerly line of said Area "G" the following courses and distances: South 00 degrees 02'50" East 118.10 feet; thence South 45 degrees 02'50" East 28.27 feet; thence South 00 degrees 02'50" East 96.96 feet; thence South 45 degrees 02'50" East 15.85 feet to the Southwest corner of said Area "G"; thence South 00 degree 02'50" East along the Easterly line of said Area "E" a distance of 87.26 feet; thence run along said Easterly line of said Area "E" the following courses and distances: South 41 degrees 49'03" West 85.76 feet to a point on a curve concave Northwesterly and having a radius of 732.58 feet; thence from a chord bearing of South 45 degrees 37'46" West run Southwesterly along the arc of said curve 11.66 feet through a central angle of 00 degrees 54'44" to a point on said curve; thence departing said curve and said Easterly line of Area "E", run South 89 degrees 58'58" West 147.58 feet for a Point of Beginning; said point being a point on a curve concave Northwesterly and having a radius of 21.33 feet; thence from a chord bearing of South 52 degrees 31'54" West run Southwesterly along the arc of said curve 38.94 feet through a central angle of 104 degrees 35'33" to the point of reverse curvature of a curve concave Southeasterly and having a radius of 18.67 feet; thence run Southwesterly along the arc of said curve 18.06 feet through a central angle of 55 degrees 25'26" to the point of reverse curvature of a curve concave Northeasterly and having a radius of 21.33 feet; thence run Northwesterly along the arc of said curve 60.66 feet through a central angle of 162 degrees 54'58" to the point of reverse curvature of a curve Westerly and having a radius of
18.67 feet; thence run Northerly along the arc of said curve 18.06 feet through a central angle of 55 degrees 25'26" to the point of reverse curvature of a curve concave Southeasterly and having a radius of 21.33 feet; thence run Northeasterly along the arc of said curve 33.59 feet through a central angle of 90 degrees 12'33" to a point on said curve; thence departing said curve run North 39 degrees 40'08" West 2.35 feet; thence North 49 degrees 12'28" East
28.08 feet; thence South 64 degrees 59'35" East 23.00 feet; thence South 40 degrees 51'43" West 20.39 feet; thence South 49 degrees 08'17" East 47.12 feet; thence South 00 degrees 01'02" East 12.71 feet to the Point of Beginning.

          THE SAME BEING DESCRIBED AS

          LEGAL DESCRIPTION - MARRIOTT WORLD

          A parcel of land lying within Sections 28, 33, and 34, Township 24 South, Range 28 East, Orange County, Florida, being more particularly described as follows:

          BEGINNING at Northwest corner of Section 34, Township 24 South, Range 28 East, Orange County, Florida; thence N89 degrees 56'22"E along the North line of said Section 34 for 1630.01 feet to the West line of Area "B", ROYAL PALMS CONDOMINIUM as recorded in Condominium Book 16, Page 144, Public Records Orange County, Florida; thence along the West line of said Area "B" the following four courses; thence S00 degrees 02'50"E for 50.24 feet; thence S76 degrees 36'22"W for 8.23 feet to the point of curvature of a curve concave Southeasterly; thence Southwesterly along the arc of said curve having a radius of 143.00 feet and a chord bearing of S54 degrees 54'19"W, through a central angle of 43 degrees 24'07" for 108.32 feet to the point of intersection with a non-tangent line; thence S89 degrees 56'22"W for
          33.41 feet to the Northeast corner of Area "G", ROYAL PALMS CONDOMINIUM as recorded in Condominium Book 15, Page 91, Public Records Orange County, Florida; thence continue S89 degrees 56'22"W along the North line of said Area "G" for 90.48 feet to the Northwest corner of said Area "G"; thence S00 degrees 02'50"E along the West line of said Area "G" for 28.16 feet to the Northeast corner of Area "E", ROYAL PALMS CONDOMINIUM as recorded in Condominium Book 15, Page 91, Public Records

                         [Legal Description Continued]

Orange County, Florida; thence S89 degrees 59'31"W along the North line of said Area "E" for 49.28 feet to a point of intersection with a non-tangent curve concave Northwesterly; thence leaving said North line, run Southwesterly along the arc of said curve having a radius of 36.00 feet and a chord bearing of S39 degrees 39'27"W, through a central angle of 60 degrees 41'57" for 38.14 feet to the point of tangency; thence S70 degrees 00'25"W for 118.55 feet to the point of curvature of a curve concave Southeasterly; thence Southwesterly along the arc of said curve having a radius of 144.00 feet and a chord bearing of S47 degrees 39'07"W, through a central angle of 44 degrees 42'36" for 112.37 feet to the point of tangency; thence S25 degrees 17'49"W for 129.17 feet to the point of curvature of a curve concave Easterly; thence Southeasterly along the arc of said curve having a radius of 30.00 feet and a chord bearing of S19 degrees 46'19"E, through a central angle of 90 degrees 08'16" for 47.20 feet to the point of tangency; thence S64 degrees 50'27"E for 65.89 feet; thence S39 degrees 40'08"E for 2.35 feet to a point of intersection with a non-tangent curve concave Easterly; thence Southeasterly along the arc of said curve having a radius of 21.33 feet and a chord bearing of S22 degrees 00'08"W, through a central angle of 90 degrees 12'33" for 33.59 feet to the point of reverse curvature of a curve concave Westerly; thence Southerly along the arc of said curve having a radius of 18.67 feet and a chord bearing of S04 degrees 36'29"W, through a central angle of 55 degrees 25'26" for 18.06 feet to a point of reverse curvature of a curve concave Northeasterly; thence Southeasterly along the arc of said curve having a radius of 21.33 feet and a chord bearing of S49 degrees 08'17"E, through a central angle of 162 degrees 54'58" for 60.66 feet to the point of reverse curvature of a curve concave Southerly; thence Northeasterly along the arc of said curve having a radius of 18.67 feet and a chord bearing of N77 degrees 06'57"E, through a central angle of 55 degrees 25'26" for 18.06 feet to a point of reverse curvature of a curve concave Northwesterly; thence Northeasterly along the arc of said curve having a radius of 21.33 feet and a chord bearing of N52 degrees 31'54"E, through a central angle of 104 degrees 35'33" for 38.94 feet to the point of intersection with a non-tangent line; thence N89 degrees 58'58"E for 147.58 feet to a point of intersection with a non-tangent curve concave Northwesterly and being a point on the South line of said Area "E", ROYAL PALMS CONDOMINIUM; thence Northeasterly the South line of said Area "E", along the arc of said curve having a radius of
732.58 feet and a chord bearing of N45 degrees 37'46"E, through a central angle of 00 degrees 54'44 for 11.66 feet to the Southwest corner of Area "B", ROYAL PALMS CONDOMINIUM as recorded in Condominium Book 16, Page 144, Public Records Orange County, Florida; thence along the South line of said Area "B" the following four courses; thence S52 degrees 50'29"E for 71.41 feet; thence N89 degrees 56'29"E for 90.29 feet; thence N74 degrees 59'58"E for 163.63 feet; thence N30 degrees 00'01"E for 150.00 feet to the Southeast corner of Area "F", ROYAL PALMS CONDOMINIUM as recorded in Condominium Book 15, Page 91, Public Records Orange County, Florida; thence along the East line of said Area "F" the following five courses; thence N30 degrees 00'01"E for 63.64 feet; thence N44 degrees 00'34"E for 33.15 feet; thence N11 degrees 36'45"W for 24.61 feet; thence N40 degrees 19'50"E for 19.55 feet; thence N00 degrees 03'38"W for 49.94 feet to the Southwest corner of Area "A", ROYAL PALMS CONDOMINIUM as recorded in Condominium Book 15, Page 91, Public Records Orange County, Florida; thence along the South line of said Area "A" the following two courses; thence N89 degrees 56'22"E for 109.51 feet; thence S45 degrees 03'36"E for 162.94 feet to the Northwest corner of Area "C" ROYAL PALMS CONDOMINIUM as recorded in Condominium Book 16, Page 42, Public Records Orange County, Florida; thence along the West line of said Area "C" the following three courses; thence S03 degrees 18'22"W for 101.06 feet; thence S36 degrees'35"W for 75.55 feet; thence S08 degrees 23,25"E for 200.32 feet to a point on the South line of the North 1/2 of the Northeast 1/4 of the Northwest 1/4 of Section 34, Township 24 South, Range 28 East, Orange County, Florida; thence N89 degrees 54'25"E along said South line and along the South line Area "C", ROYAL PALMS CONDOMINIUM for 119.16 feet to a point on the West line of Area "D", ROYAL PALMS CONDOMINIUM as recorded in Condominium Book 16, Page 69, Public Records Orange County,

                         [Legal Description Continued] Florida: thence S00
degrees 05'35"E along the West line of said Area "D" for 49.00 feet to the South line of said Area "D"; thence along the South line of said Area "D" the following four courses; thence N89 degrees 54'25"E for 311.32 feet; thence S37 degrees 06'03"E for 86.48 feet; thence S82 degrees 06'36"E for 35.64 feet; thence N52 degrees 53'57"E for 78.00 feet to a point on the Westerly right-of-way line of State Road No. 535 as shown on the preliminary State of Florida Department of Transportation right-of-way Map Section 75000-2528; thence departing the South line of said Area "D", ROYAL PALMS CONDOMINIUM, S37 degrees 06'03"E along said West right-of-way line for 70.41 feet to a point on the West line of the Northwest 1/4 of the Northeast 1/4 of said Section 34; thence S00 degrees 05'58"W along said West line for 555.81 feet to the Southwest corner of the Northwest 1/4 of the Northeast 1/4 of said Section 34; thence N89 degrees 50'57"E along the South line of the Northwest 1/4 of the Northeast 1/4 of
Section 34 for 297.93 feet to a point on the aforementioned right-of-way line of State Road No. 535; thence S27 degrees 45'52"W along said West right-of-way line for 103.89 feet to a point on the North right-of-way line of State Road No.563 as shown on the aforementioned right-of-way map; thence along said right-of-way the following nine courses; thence N86 degrees 56'56"W for 946.89 feet; thence N88 degrees 56'18"W for 600.80 feet; thence N85 degrees 58'50"W for 2687.55 feet; thence N78 degrees 33'11"W for 518.52 feet to a point of intersection with a non-tangent curve concave Northeasterly; thence Westerly and Northerly along the arc of said curve having a radius of 740.00 feet and a chord bearing of N40 degrees'50"W, through a central angle of 82 degrees 28'00" for 1065.09 feet to the point of intersection with non-tangent line; thence N00 degrees 56'39"W for
376.89 feet to the South line of Section 28, Township 24 South, Range 28 East, Orange County, Florida; thence continue along aforementioned right-of-way line N00 degrees 59'09"W for 552.72 feet to a point of intersection with a non-tangent curve concave Easterly; thence Northerly along the arc of said curve having a radius of 900.00 feet and a chord bearing of N19 degrees 29'10"E, through a central angle of 38 degrees 00'00" for 596.00 feet to the point of intersection with a non-tangent line; thence N36 degrees 53'33"E for 279.66 feet to the Northwest corner of lands conveyed by Warranty Deed as recorded in Official Records Book 3330, Page 1280, Public Records Orange County, Florida; thence departed said Easterly right-of-way line of Interstate 4 (State Road *400), S89 degrees 47'18"E along the North line of said conveyed lands for 1246.98 feet to a point of intersection with a non-tangent curve concave Northerly; thence Easterly along said conveyed lands along the arc of said curve having a radius of 415.00 feet and a chord bearing of S80 degrees 23'45"E, through a central angle of 31 degrees 41'10" for 229.50 feet to the point of intersection with the Westerly line of that parcel described in Official Records 3287, Page 1946, Public Records Orange County, Florida; thence S00 degrees 24'05"W along said Westerly line for 956.50 feet to the South line of said parcel; thence S89 degrees 43'50"E along said South parcel line for 660.00 feet to the East line of said parcel and the East line of Section 28, Township 24 South, Range 28 East, Orange County, Florida; thence S00 degrees 24'05"W along said East Section line for 330.92 feet to the POINT OF BEGINNING. LESS THE FOLLOW (SABAL PALM CONDOMINIUM) SABAL PALMS CONDOMINIUM as recorded in Condominium Book 14, Page 55, Public Records Orange County, Florida, being more particularly described as follows:-8-

                         [Legal Description Continued]

Commence at the Southeast corner of Section 28, Township 24 South, Range 28 East, Orange County, Florida; thence N89 degrees 54'15"W along the South line of said Section 28 for 1720.86 feet; thence N00 degrees 05'45"E for 111.08 feet to the POINT OF BEGINNING and being a point of the boundary line of SABAL PALMS CONDOMINIUM as recorded in Condominium Book 14, Page 55, Public records Orange County, Florida; thence along the Boundary of said SABAL PALMS CONDOMINIUM the following courses; thence N28 degrees 02'24"W for 323.96 feet; thence N60 degrees 54'13"W for 26.21 feet; thence N14 degrees 32'25"W for 189.43 feet; thence N28 degrees 02'24"W for 108.97 feet; thence N28 degrees 10'01"E for
287.01 feet; thence S81 degrees 17'50"E for 645.17 feet; thence S19 degrees 24'36"E for 180.15 feet; thence S09 degrees 09'54"W for 169.98 feet; thence S89 degrees 56'22"W for 247.00 feet; thence S00 degrees 03'38"E for 220.82 feet; thence S89 degrees 56'22"W for 110.95 feet; thence S44 degrees 56'22"W for
246.80 feet to the POINT OF BEGINNING.

Containing (7911938 square feet) 181.633 acres more or less.

                                   EXHIBIT B
                                   ---------

                             Description of Leases

1) Concession Agreement by and between Marriott Hotels, Inc., d/b/a Marriott's Orlando World Center, and NTB Enterprises, Inc., as general partner of Florida Salons, Ltd.

2) Master Concession Agreement dated February 1, 1987, by and between Marriott Corporation and The Hertz Corporation.

3) Guest Services and Ground Transportation Agreement dated November 30, 1993, by and between Marriott International Corporation as agents for Marriott Hotel Properties Limited Partnership, d/b/a Marriott's Orlando World Center, and Mears Transportation Group of Orlando, Inc. Amended by a First Amendment to Guest Services and Ground Transportation Agreement dated September 5, 1994.

4) Concession Agreement dated February 1, 1995, by and between Marriott International, Inc., d/b/a Marriott's Orlando World Center, and Universal Convention Photography, Inc.

5) Concession Agreement dated July 16, 1993, by and between Marriott Corporation as agent for Owner, d/b/a Marriott's Orlando World Center, and Marriott Ownership Resorts, Inc. Amended by First Amendment to Concession Agreement dated June 19, 1995.

          All payments of interest, principal and other sums due and payable hereunder shall be made in lawful money of the United States of America by wire transfer of same day funds to The Sanwa Bank Limited, New York Branch, 55 East 52nd Street, New York, New York 10055, by credit of Federal or other immediately available funds satisfactory to Payee wired to the Payee ABA #026-00-9823 with designation of what such payment is for, or to any other office, branch or affiliate of Payee hereafter selected and notified to Maker from time to time by Payee. All payments of principal and interest on this Renewal Mortgage Note shall be made to Payee in such funds not later than 3:00 p.m. New York City time on the date such payment is due. Any payment received after 3:00 p.m. shall be deemed received by Payee on the following Business Day.

          The failure of Payee to exercise the option for acceleration following any Event of Default, or to exercise any other option or remedy granted to it under the Loan Agreement, the Mortgage or any other Loan Document in any one or more instances, or the acceptance by Payee of partial payments or partial performance, shall not constitute a waiver of any such default, but such options shall remain continuously in force while such default is outstanding. Acceleration of maturity, once claimed hereunder by Payee, may, at the option of Payee, be rescinded by written acknowledgement to that effect, but the tender and acceptance of partial payment or partial performance alone shall not in any way affect or rescind such acceleration of the Repayment Date.

          The remedies of the holder hereof as provided in the Loan Documents shall be cumulative and concurrent, and may be pursued singly, successively or together at the sole discretion of the holder hereof, and may be exercised as often as occasion therefor shall occur; and the delay, omission or failure to exercise any such right, privilege or remedy under this Renewal Mortgage Note shall in no event impair such right, privilege or power or be construed as a waiver or release of any default or acquiescence therein. Any single or partial exercise of any right, privilege or power shall not preclude any other or further exercise thereof or the exercise of any other right, privilege or power. Nothing herein contained shall be construed as limiting the holder of this Renewal Mortgage Note to the remedies mentioned above.

          Maker hereby waives and releases, to the extent permitted by law, any benefits that might accrue to Maker by virtue of any present or future laws exempting the Mortgaged Property (as defined in the Mortgage) or any other property, real or personal, or any part of the proceeds arising from any sale of any such property, from attachment, levy or sale under execution, exemption from civil process or extension of time for payment; and Maker agrees that any property that may be levied upon pursuant to a judgement obtained by virtue of this Renewal Mortgage Note, or any writ of execution issued thereon, may be sold upon any such writ in whole or in part in any order desired by Payee.

          Notwithstanding any contrary provision of this Renewal Mortgage Note, it is hereby expressly agreed that except as provided in the remaining sentences of this paragraph, neither Maker, any partner in Maker, any legal representative, successor or assign of Maker or any such partner, nor any officer, director, shareholder of or partner in Maker or any such partner nor any other principal in Maker or in any partner in Maker, whether disclosed or undisclosed, shall have any personal liability for (i) the payment of any sum of money which is or may be payable hereunder or under any other Loan Document to which Maker is a party or (ii) the performance or discharge of any covenants or undertakings of Maker hereunder or under any of the Loan Documents, and in the event of any Event of Default or any default or event of default under any other Loan Document, Payee shall proceed solely against the Mortgaged Property and any other collateral given as security for payment hereof, and Payee shall not seek or claim recourse against Maker or any partner in Maker, any legal representative, successor or assign of Maker or any such partner or any officer, director, shareholder of or partner in Maker or any such partner or any other principal in Maker or in any partner in Maker, whether disclosed or undisclosed, for any deficiency or any personal judgment after a foreclosure of the lien of the Mortgage or the Assignment of Rents, or both, or for the performance or discharge of any covenants or undertakings of Maker hereunder or under the Loan Agreement or any other Loan Document. Notwithstanding the foregoing, nothing contained in this paragraph shall (a) impair the validity of the indebtedness evidenced hereby or in any way affect or impair the lien of the Mortgage or the right of any holder hereof or secured party under the Mortgage to foreclose the Mortgage following an Event of Default in accordance with
Section 3 thereof or prevent Payee or any holder hereof from exercising any rights or remedies under any of the Loan Documents or any of the other Related Documents against Maker, the Mortgaged Property or any other collateral or (b) relieve Maker or any partner in Maker of any personal liability for any loss, cost, expense, damage or liability, including, without limitation, reasonable attorney's fees and disbursements, suffered or incurred by Payee arising out of or resulting from (x) any representation or warranty contained in any of the Loan Documents made by Maker or any such partner having been false or incorrect in a material respect when made and having been made with fraudulent intent, (y) any amount distributed to any partner in Maker in violation of any provision of any of the Loan Documents or (z) fraud or breach of trust, including, but not limited to, misapplication of loan proceeds advanced hereunder or pursuant to the Loan Agreement or any insurance proceeds or condemnation awards or other sums which are part of the Mortgaged Property that may come into Maker's possession or control or (c) relieve Maker or any partner in Maker of any personal liability under the Environmental Indemnity. The provisions of this paragraph shall not, however, affect any separate guaranty or similar undertaking with respect to all or any part of the indebtedness evidenced hereby or any subsequent assumption of the obligations with respect to such indebtedness or the Mortgage.

          No reference in this Renewal Mortgage Note to, and no provisions of, any of the other documents or instruments herein described shall alter or impair the obligation of Maker to pay the principal of, and interest on, this Renewal Mortgage Note, at the time and place and at the rates and in the monies and funds described in this Renewal Mortgage Note, in accordance with the terms hereof.

          Notwithstanding anything to the contrary contained herein, Payee shall not charge, take or receive and Maker shall not be obligated to pay to Payee, any amounts constituting interest on the principal amount hereof in excess of the maximum rate permitted by applicable law.

                                                                       EXHIBIT G



                             RENEWAL MORTGAGE NOTE
                             ---------------------


$156,978,523.36                                              As of June 16, 1995


          FOR VALUE RECEIVED, MARRIOTT HOTEL PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership, having an address c/o Host Marriott Corporation, 10400 Fernwood Road, Bethesda, Maryland 20817 ("Maker"), promises to pay to the order of THE SANWA BANK LIMITED ("Payee"), acting by and through its New York Branch, on June 16, 2000 (the "Repayment Date") at 55 East 52nd Street, New York, New York 10055, or at such other place as may be designated in writing by the holder of this Renewal Mortgage Note, the aggregate principal amount of ONE HUNDRED FIFTY-SIX MILLION NINE HUNDRED SEVENTY-EIGHT THOUSAND FIVE HUNDRED TWENTY-THREE AND 36/100 DOLLARS ($156,978,523.36) or, if less, the aggregate principal amount hereof then outstanding (the "Principal Amount"). Maker further promises to pay interest as hereinafter set forth. The capitalized terms used and not otherwise herein defined shall have the respective meanings assigned thereto in that certain Amended and Restated Term Loan Agreement dated as of June 16, 1995 between the Maker and the Payee (as amended, modified or supplemented, the "Loan Agreement"). In the event of any inconsistency between the Loan Agreement and this Renewal Mortgage Note, the Loan Agreement shall govern.

          This Renewal Mortgage Note is given as a renewal of the unpaid principal obligations under that certain mortgage note, dated January 12, 1993, in the principal amount of $180,087,250.92, made by Maker to the order of Payee, which mortgage note is attached hereto.

          This Renewal Mortgage Note is secured by, among other things, an Amended and Restated Mortgage and Security Agreement dated as of June 16, 1995 (the "Mortgage") between Maker and Payee covering Maker's fee simple estate in land and improvements located in the County of Orange and State of Florida and more particularly described in Exhibit B to the Mortgage.

          The Principal Amount plus all unpaid interest accrued thereon together with all other amounts owed under this Renewal Mortgage Note and the other Loan Documents shall become immediately due and payable, at the option of Payee, upon the occurrence of any Event of Default under and as defined in the Loan Agreement.

          Maker shall pay interest on the outstanding principal amount hereof at the rates per annum and on the dates set forth in or established by the Loan Agreement and as calculated therein. All indebtedness outstanding under this Renewal Mortgage Note shall bear interest (computed in the same manner as interest on this Renewal Mortgage Note prior to maturity) after maturity by acceleration or otherwise, at the rate set forth in Section
2.6 of the Loan Agreement, and all such interest shall be payable on demand.

          Maker promises to pay, without setoff or deduction, to the order of Payee at the place designated in the first paragraph, semi-annual payments of principal as follows:

                    Amount                Payment Date
                    ------                ------------
                  $4,000,000           December 16, 1995
                  $4,000,000           June 16, 1996
                  $3,500,000           December 16, 1996
                  $3,500,000           June 16, 1997
                  $3,500,000           December 16, 1997
                  $3,500,000           June 16, 1998
                  $2,000,000           December 16, 1998
                  $2,000,000           June 16, 1999
                  $2,000,000           December 16, 1999
                  $2,000,000           June 1, 2000

          The Principal Amount and all accrued and unpaid interest and all other sums, if any, then due under the Loan Agreement shall be due and payable in full on the Repayment Date.

          Maker may prepay, in whole or in part, the Principal Amount in the amounts and terms provided for such prepayments under Section 2.4(a) of the Loan Agreement and shall prepay, as required in whole or in part, all or a portion of the Principal Amount in the amounts and terms provided for such prepayments under Section 2.4(b) of the Loan Agreement.

          Maker and all endorsers, sureties and guarantors hereby jointly and severally waive presentment for payment, demand, notice of demand, notice of nonpayment or dishonor, protest and notice of protest of this Renewal Mortgage Note, and they agree that the liability of each of them shall be without regard to the liability of any other party, and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by the holder thereof (other than by the terms hereof). Maker and all endorsers, sureties and guarantors consent to any and all extensions of time, renewals, waivers or modifications that may be granted by the holder hereof with respect to the payment or other provisions of this Renewal Mortgage Note, and to the release of the collateral or any part thereof, with or without substitution, and agree that additional makers, endorses, guarantors or sureties may become parties to this Renewal Mortgage Note without notice to them or affecting their liability under this Renewal Mortgage Note.

          Payee's acceptance of any amount paid after the occurrence and during the continuance of an Event of Default without itself curing said default shall not operate as a waiver of such default nor a continuing waiver of any subsequent default.

          This Renewal Mortgage Note shall be governed by, and construed in accordance with, the laws of the State of New York.

          This Renewal Mortgage Note may not be modified or discharged orally, but only by an agreement in writing executed by the party against whom enforcement of any modification or discharge is sought.

          Whenever used herein the singular number shall include the plural and the plural shall include the singular, the use of any gender shall be applicable to all genders, and the words "Payee" and "Maker" shall be deemed to include the respective successors and assigns thereof.

          IN WITNESS WHEREOF, Maker intending to be legally bound by this Renewal Mortgage Note, has caused this Renewal Mortgage Note to be executed as of the day and year first above written.


                               MARRIOTT HOTEL PROPERTIES LIMITED
                               PARTNERSHIP

                               By: Hotel Properties Management, Inc., General Partner, a Delaware corporation



                               By:______________________________________________
                                  Name:
                                  Title:

                                                                       EXHIBIT H


                 MARRIOTT HOTEL PROPERTIES LIMITED PARTNERSHIP
                 ---------------------------------------------

                            COMPLIANCE CERTIFICATE
                            ----------------------


          The undersigned, Hotel Properties Management, Inc., general partner of Marriott Hotel Properties Limited Partnership, a Delaware limited partnership (the "Borrower"), hereby certifies that:

          1.   This Compliance Certificate is being delivered pursuant to section 7.1(d) of the Amended and Restated Term Loan Agreement dated as of June 16, 1995, by and between the Borrower and The Sanwa Bank Limited (as it may be amended, modified or supplemented from time to time, the "Loan Agreement"; terms used herein and not otherwise defined herein are used as defined in the Loan Agreement);

          2. To the best of its knowledge and after reasonable investigation, during the fiscal quarter of the Borrower ending ___________________, _______, the Borrower has observed, performed or satisfied all of the covenants and other agreements to be observed, performed or satisfied by it which are contained in the Loan Agreement and each Related Document to which the Borrower is a party; and

          3. It has obtained no knowledge of the occurrence of any Default or Event of Default.

          IN WITNESS WHEREOF, the undersigned has executed this Compliance Certificate on this _______ day of ______, ___.


                                       MARRIOTT HOTEL PROPERTIES
                                       LIMITED PARTNERSHIP

                                       By:   Hotel Properties Management, Inc.,
                                             General Partner


                                       By:___________________________________